FREMONT MUTUAL FUNDS, INC.(R)
SEMI-ANNUAL REPORT

[GRAPHIC]

April 30, 1998

Fremont
 Funds [LOGO]


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                                 FREMONT FUNDS
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      A message from Michael H. Kosich, President of Fremont Mutual Funds

[PHOTO]
Mike Kosich

Dear Fellow Shareholder:

     In first-half fiscal 1998, Fremont Funds launched two new equity products--the Fremont Real Estate Securities Fund and the Fremont Select Fund. The Fremont Real Estate Securities Fund is off to a fast start, with more than 1,000 shareholders and assets totaling over $18 million as of April 30, 1998.

     In their inaugural letters to shareholders, Real Estate Securities Fund Portfolio Manager, John Kramer, will detail his approach to the rapidly expanding real estate securities market, and the Select Fund Portfolio Co-Managers, John Kosecoff, Debra McNeill and Pete Landini, will describe how they identify profitable opportunities in the mid-cap growth stock arena. I think you will enjoy learning more about these new funds and agree that they are welcome additions to the Fremont Mutual Funds family.

     This semi-annual report will also introduce you to Capital Guardian Trust Company (CGTC)--the new sub-advisor to the Fremont International Growth Fund; and Bee & Associates, Inc.--the new sub-advisor to the Fremont International Small Cap Fund. CGTC has an experienced nine-member portfolio management team backed by a worldwide analyst team, and a long and distinguished track record in the international equities arena. Bee & Associates has been managing international small cap portfolios for prestigious institutional clients since 1989, and has been a performance leader in its field.

     Our decision to change the portfolio managers of these two Funds was not an easy one. We are not short-term oriented and are committed to giving all our portfolio managers sufficient opportunity to prove themselves against their investment benchmarks and their peers. However, we set high standards for all of our funds and if, over time, they do not live up to our performance expectations, we will make changes. We apologize for any concern or inconvenience these changes may have caused shareholders. We are confident the Fremont International Growth and International Small Cap Funds are now in very strong hands and capable of delivering better absolute and relative returns.

     I am also pleased to report that Fremont Funds is now on-line with our own web site. Please visit us at http://www.fremontfunds.com. You can now access daily fund prices and performance histories, and download fund prospectuses on your computer. We will be adding additional features including account lookup and exchanges in the months ahead.

Sincerely,

/S/ Michael H. Kosich

Michael H. Kosich
June 15, 1998


This report, including the statements of investments and financial statements, is submitted for the general information of the shareholders of Fremont Mutual Funds, Inc. This report is not authorized for distribution and may not be used as sales literature, unless preceded or accompanied by a prospectus.

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                                 FREMONT FUNDS
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TABLE OF CONTENTS

Fund Profiles and Letters to Shareholders
Fremont Global Fund........................................................... 2
Fremont International Growth Fund............................................. 5
Fremont International Small Cap Fund.......................................... 8
Fremont Emerging Markets Fund................................................ 11
Fremont U.S. Micro-Cap Fund.................................................. 14
Fremont U.S. Small Cap Fund.................................................. 16
Fremont Select Fund.......................................................... 18
Fremont Growth Fund.......................................................... 20
Fremont Real Estate Securities Fund.......................................... 22
Fremont Bond Fund............................................................ 24
Fremont Money Market Fund.................................................... 26
Fremont California Intermediate Tax-Free Fund................................ 28

Statements of Investments
Fremont Global Fund.......................................................... 31
Fremont International Growth Fund............................................ 37
Fremont International Small Cap Fund......................................... 39
Fremont Emerging Markets Fund................................................ 40
Fremont U.S. Micro-Cap Fund.................................................. 41
Fremont U.S. Small Cap Fund.................................................. 43
Fremont Select Fund.......................................................... 44
Fremont Growth Fund.......................................................... 45
Fremont Real Estate Securities Fund.......................................... 47
Fremont Bond Fund............................................................ 48
Fremont Money Market Fund.................................................... 50
Fremont California Intermediate Tax-Free Fund................................ 52
Country Diversification and Portfolio & Currency Abbreviations............... 54

Combined Financial Statements
Statements of Assets and Liabilities......................................... 56
Statements of Operations..................................................... 60
Statements of Changes in Net Assets.......................................... 64

Financial Highlights......................................................... 68

Notes to Financial Statements................................................ 74

                                                                               1
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                                 FREMONT FUNDS
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FREMONT GLOBAL FUND

The Fremont Asset Allocation Committee,
Portfolio Managers for Fremont Global Fund
Dave Redo, Pete Landini, Bob Haddick, Sandie Kinchen, Al Kirschbaum

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FUND PROFILE
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Fremont Global Fund offers conservative  investors a balanced approach to global investing. The Fund management team understands the reward potential and perhaps more importantly, the risks in global financial markets. Through country
diversification,   prudent  allocation  between  stocks,  bonds  and  cash,  and disciplined securities selection, the Fund seeks to maximize total return (including income and capital gains) while reducing risk by investing in multiple categories of U.S. and foreign securities.

     The Fund's five-member portfolio management team employs a three-step investment process. First, economic growth, inflation, and interest rate forecasts are developed to identify those regions and individual countries offering the best investment opportunities. Second, financial market data is examined to determine the most advantageous mix of stocks, bonds and cash. Finally, individual securities are selected based on intensive quantitative and fundamental analysis. On the equities side, Fund management favors large companies with strong balance sheets and consistent earnings records. Individual bonds are chosen based on

[PHOTO]
The Fremont Asset Allocation Committee (clockwise from top left)
Dave Redo, Pete Landini, Al Kirschbaum, Bob Haddick, Sandie Kinchen

credit quality and opportunistic pricing.

     Successful global investing requires seasoned professional management. The Fund's portfolio management team collectively has over 100 years of global investing experience.

To Our Shareholders,

     For the six months ended April 30, 1998, Fre-

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Fremont Global Fund Investment Returns

                                 Annual Returns

                     11/18/88-10/31/89*         +13.71%
                     11/01/89-10/31/90           -2.64%
                     11/01/90-10/31/91          +18.38%
                     11/01/91-10/31/92           +7.10%
                     11/01/92-10/31/93          +17.51%
                     11/01/93-10/31/94           +1.74%
                     11/01/94-10/31/95          +12.78%
                     11/01/95-10/31/96          +13.72%
                     11/01/96-10/31/97          +13.01%
                     11/01/97- 4/30/98*         +10.43%

                               Growth of $10,000+

[GRAPHIC OMITTED]

Comparison of the change in value since November 18, 1988 of a $10,000 investment in the Fremont Global Fund, S&P 500 Index, Salomon Non-U.S. Govt Bond Index (Currency Hedged), Lehman Bros. Intermediate Govt./Corp. Bond Index and the MSCI EAFE Index.

                                                            4/30/98
                                                            -------
S&P 500 Index                                               $54,170
Fremont Global Fund                                         $26,856
Salomon Non-U.S. Govt Bond Index (Currency Hedged)          $21,499
Lehman Bros. Intermediate Govt./Corp. Bond Index            $21,255
MSCI EAFE Index                                             $16,885

              Average Annual Returns for the Periods Ended 4/30/98

                                             Since Inception
                    1 Year        5 Years        11/18/98
                    ------        -------        --------
                    17.32%         12.45%         11.03%

* Unannualized

+ Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Morgan Stanley Capital International EAFE Index, the Salomon Non-U.S. Government Bond Index (currency hedged), or the Lehman Bros. Intermediate Government/Corporate Bond Index.

2
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                                 FREMONT FUNDS
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                              Fremont Global Fund
                Geographic Diversification as of April 30, 1998

[GRAPHIC OMITTED]

Canada                                                     2.9%
United States                                             63.6%
Emerging Markets - Latin America                           3.0%
Emerging Markets - Other                                   3.6%
Europe                                                    23.6%
Japan                                                      1.5%
Pacific Rim                                                1.8%
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mont Global Fund returned  10.43%  compared to its benchmark,  the Lipper Global
Flexible Fund Average's 10.80%.

     During first-half fiscal 1998, the Fund's 46% weighting in U.S. stocks was a distinct plus, with the Dow Jones Industrials and S&P 500 exceeding the most optimistic forecasts. Our bias toward value sectors was a mixed blessing. The Fund's overweighting in the financial services group helped returns, but our commitment to utilities and energy stocks was counterproductive. On a relative return basis, our underweighting in higher price/earnings ratio technology and consumer non-durable stocks worked against us as better-than-expected earnings gains fueled even higher prices in what we viewed as already rich market sectors. With the market indices at record levels, we are still more comfortable in value sectors and believe our energy investments will rebound as oil prices recover from five-year lows in the year ahead.

     Our decision in late 1997 to move assets out of Southeast Asia and into European stock markets (at the close of this reporting period, approximately 68% of the Fund's foreign equity component) was a timely one. Over the last four months, our investments in Italy, Spain and Portugal performed extremely well and our selections in developed nations like France, Germany and the U.K. were also rewarding. Recently, we have taken some profits in Italy, Spain and Portugal, and added to our positions in the U.K., where we believe interest rates are close to peaking.

     In reducing the Fund's exposure to Southeast Asia to just about 12% of the international stock portfolio, we received only limited benefit from the strong, but brief "relief rally" in these markets. Our feeling is that if you drop something from a 30-story building, when it lands, it's going to bounce. The initial investor euphoria upon realizing Southeast Asia was not going to sink into the Pacific was short-lived and these markets have trended down since late January. We think it will be at least 12 months before Southeast Asian economies begin recovering and we plan to stay largely on the sidelines until we see some real evidence of economic improvement. As our modest 7% exposure (of the foreign equity component) to Japanese stocks reflects, we are underwhelmed by the government's recently announced economic stimulus package. If more of this money were going to consumers via tax cuts and less into public work projects we might be a bit more enthusiastic. But, we don't think this package provides enough juice to jump-start Japan's moribund economy and stock market. Fragile currencies and slowing growth makes us lukewarm on Latin America (just 4% of foreign stock assets) as well.

     On the bond side, our investments are split almost 50/50 between U.S. and foreign securities. Relative

                                                           (continued of page 4)

                                                                               3
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                                 FREMONT FUNDS
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                   The Changing Fremont Global Fund Asset Mix

                     Asset Mix     Asset Mix     Asset Mix
Asset Class           4/30/98      10/31/97      10/31/96
Stocks
   U.S                  46%           48%           30%
   Foreign              21%           21%           22%
                       ----          ----          ----
Total Stocks            67%           69%           52%
                       ----          ----          ----
Bonds
   U.S                  15%           14%            6%
   Foreign              17%           15%           16%
                       ----          ----          ----
Total Bonds             32%           29%           22%
                       ----          ----          ----
Cash Reserves            1%            2%           26%
-------------------------------------------------------
Total                  100%          100%          100%

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to  our  benchmark,   the  Fund  is   overweighted  in  the  U.S.  and  somewhat
underweighted in Europe. Ten-year U.S. Treasuries still have a 75-80 basis point yield advantage (0.75%-0.80%) over comparable German bonds and we don't see this gap narrowing in the foreseeable future. With less-developed European nation bonds now trading at relatively modest credit spreads to Germany, we have been taking profits in places like Ireland, Italy and Spain. We believe interest rates will stabilize in the U.K., making this market more interesting. We also like New Zealand, where the ten-year government bonds are yielding about 1.2% more than comparable maturity U.S. Treasuries--despite inflation of just around 1.8%. Our only real exposure to emerging market debt is in Latin America and we are comfortable with our positions in Mexico, Argentina and Brazil. We are also maintaining our positions in Australia and Canada, where real rates of return (the spread between yields and inflation) remain attractive.

     We have selected one U.S. and one European stock to illustrate our investment discipline. We remind you that these should not be considered recommendations and that we may change our opinion on these stocks if fundamentals deteriorate or they get too pricey. For the first time since deregulation, domestic airlines appear capable of earning money through the cycle. Our current favorite is AMR Corp., parent of American Airlines. Recently, AMR and U.S. Airways announced a marketing alliance that will link their frequent-flyer programs. This should help American improve its competitive position in the Northeast and bring aboard more high fare business travelers. We are forecasting a 8.3% five-year annual earnings growth rate compared to 6.9% for the airline group as a whole. Yet, AMR currently trades at 11 times earnings, a substantial discount to the airline group's 14 price/earnings ratio and the S&P's P/E of around 27.

     Finland's Nokia is one of the world leaders in mobile phone manufacturing. The company's research and development efforts have consistently produced innovative new products that have kept Nokia in the technological forefront of its industry. Despite the economic woes in Southeast Asia, global demand for Nokia's mobile phones is strong and the company recently announced that first quarter 1998 earnings increased by 87%. This has not gone unnoticed and the stock has performed quite well. However, we still think it trades at a reasonable price, particularly when compared to the price/earnings ratios of dominant market share growth companies in the U.S.

     In closing, the Fund's commitment to the U.S. equities market has continued to reward us. As prudent investors, we are concerned about historically high stock valuations. However, we believe the combination of low inflation, low interest rates and good corporate earnings growth will help the market trend higher, albeit not at the breathtaking pace we have enjoyed so far this year. We continue to overweight European stocks and underweight Japanese and Southeast Asian equities; a strategy that worked well for us during this reporting period and we believe will remain effective for the balance of the year. While returns from bonds have paled versus equities, we continue to view our fixed income portfolio as an important anchor for the Fund.

Sincerely,

/s/ Dave Redo            /s/ Pete Landini
/s/ Robert J. Haddick    /s/ Sandie Kinchen
/s/ Al Kirschbaum

The Fremont Asset Allocation Committee
Portfolio Managers, Fremont Global Fund

4
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                                 FREMONT FUNDS
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FREMONT INTERNATIONAL GROWTH FUND

David Fisher, Portfolio Manager
Capital Guardian Trust Company

Capital Guardian Trust Company Portfolio Management Team

     [PHOTO]          [PHOTO]          [PHOTO]         [PHOTO]        [PHOTO]
 David I. Fisher  Hartmut Giesecke  Nancy J. Kyle  Nilly Sikorsky  Robert Ronus

       [PHOTO]           [PHOTO]             [PHOTO]            [PHOTO]
   John McIlwraith  Lionel M. Sauvage  Rudolf M. Staehelin  Richard N. Havas

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FUND PROFILE
------------

     Now under the management of Capital Guardian Trust Company (CGTC), the Fremont International Growth Fund seeks long-term growth of capital and future income by investing primarily in the stocks of companies based outside the United States. The fund generally emphasizes strong, well-managed companies in Europe, Canada, Australia and the Far East.

     CGTC manages more than $70 billion in assets and is one of the The Capital Group Companies. The Capital organization traces its roots back to 1931 and is among the nation's oldest, largest and most successful money management organizations. The Capital Group Companies are known for their history of consistently superior long-term investment results, substantially due to their unparalleled global research network.

                                                           (continued on page 6)

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Fremont International Growth Fund Investment Returns

                                 Annual Returns

                     3/01/94-10/31/94*           +2.30%
                    11/01/94-10/31/95            +0.13%
                    11/01/95-10/31/96            +7.07%
                    11/01/96-10/31/97            -0.01%
                    11/01/97- 4/30/98*          +11.42%

                               Growth of $10,000+

[GRAPHIC OMITTED]

Comparison of the change in value since March 1, 1994 of a $10,000 investment in the Fremont International Growth Fund and the MSCI EAFE Index.

                                                            4/30/98
                                                            -------
Fremont International Growth Fund                           $12,219
MSCI EAFE Index                                             $13,831

                Average Annual Returns for Periods Ended 4/30/98

                                             Since Inception
                   1 Year        3 Years         3/1/94
                   ------        -------         ------
                    6.99%         8.00%          4.93%

* Unannualized

+ Assumes initial investment of $10,000 on inception date, March 1, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss
may  be  realized  when  shares  are  sold.  All   performance   figures  assume
reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index.
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                                                                               5

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                                 FREMONT FUNDS

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                       Fremont International Growth Fund
                Geographic Diversification as of April 30, 1998

[Graphic Omitted]

Canada                                                     7.3%
United States                                              3.9%
Emerging Markets - Latin America                           3.3%
Other Emerging Markets:
     Including South Africa,
     Portugal And The Philippines                          2.7%
United Kingdom                                            14.5%
Continental Europe                                        41.4%
Japan                                                     17.0%
Hong Kong/Taiwan/Singapore                                 4.8%
Australia                                                  5.1%
--------------------------------------------------------------------------------

   CGTC employs a multiple portfolio manager system. Nine individual portfolio managers and the collective research analyst team are each given a portion of the portfolio's assets to manage. The investment styles of the portfolio managers vary. However, they have a unifying investment objective--superior long-term returns versus the same benchmark index. The entire portfolio is carefully monitored to ensure sufficient regional and country diversification. The Capital Group Companies' money management affiliates have been using this unique team approach for 40 years with enviable results.

To Our Shareholders,

   For the six months ended April 30, 1998, the Fremont International Growth Fund returned 11.42% compared to its benchmark, the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index's 15.44% gain. Following is a statement from David Fisher, Chairman of the Board of Capital Guardian Trust Company, and lead manager for the Fremont International Growth Fund.

   CGTC assumed management of the Fund just nine weeks from the end of this reporting period. We thank Fremont for giving us the opportunity to demonstrate our collective investment skills.

   I will begin by introducing myself--David Fisher--and my colleagues from around the world: Nilly Sikorsky, Hartmut Giesecke, Robert Ronus, Richard Havas, John McIlwraith, Lionel Sauvage, Rudolph Staehelin and Nancy Kyle. We operate from six offices located in Los Angeles, San Francisco, New York, London, Geneva and Singapore. As you can probably tell from some of our portfolio managers' relatively exotic names, we are a diverse group by nationality. Some of us have been in this business longer than others--four of us including myself have been with CGTC for more than 20 years--but all of us have extensive experience in international equities investing. We are supported by a team of talented research analysts some of whom also collectively manage a portion of the portfolio.

   Our multiple portfolio manager system is somewhat unique. Each portfolio manager is given a portion of the Fund's assets to manage. We all share the same goal--superior long-term performance. We believe this system has several advantages for shareholders. It offers diversification in investment styles. It promotes a very focused approach in which every stock in the portfolio is closely looked after by the person(s) who know it best. It also reduces overall portfolio volatility--over any given period, the Fund's performance will never be as good as that of best performing segment of the portfolio or as bad as the worst. Importantly, this system sustains the entrepreneurial spirit of our firm. Our portfolio managers' compensation is determined directly by investment results. That is what talented people in

6
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                                 FREMONT FUNDS
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the  investment  industry  want and deserve.  In giving  portfolio  managers and analysts the freedom and financial incentive to succeed, we have developed and maintained a dedicated, highly motivated team.

     We build portfolios independently. However, we monitor the entire portfolio to ensure there is not excessive duplication in individual securities and to maintain sufficient industry and country diversification. Although we pick stocks not countries, we are always aware of any significant over or underweightings in the portfolio. Our largest concentrations now are in the U.K. and Japan at around 14.5% and 17.0%, respectively. The portfolio has 4%-8% weightings in Canada, France, Germany, Sweden, Switzerland, Netherlands, Australia and Italy; 2-4% weightings in Hong Kong and Mexico; a 1.3% weighting in Brazil, and smaller weightings in a number of other countries. Although this may change, we currently have very limited exposure to emerging markets in Southeast Asia.

     To demonstrate how all this meshes, let me compare my approach to that of one of my longtime colleagues Nilly Sikorsky. I've always been a buy-and-hold investor who is willing to pay a premium for high quality, well-managed companies. Nilly has more of a value bias and trades more frequently. Interestingly, over the long period we have worked together, these two distinctly different styles have produced very similar results.

     Although we don't generally own the same stocks, recently Nilly and I both had positions in Holderbank, a Swiss-based global cement company. Our perspectives were quite different. Please be aware this is not a recommendation and we may change our opinion on this security if circumstances warrant it. Holderbank is the third largest cement company in the world and an old favorite of mine. Management has a terrific long-term track record and consequently, the stock has rarely been a glaring fundamental bargain. Nevertheless, it has been an excellent long-term investment for me and one that I may continue to own for many years to come. Nilly bought Holderbank when it sold off in response to the Southeast Asian economic crisis and became fundamentally inexpensive. We both believe she has gotten in at a very opportunistic time--the company is taking advantage of economic weakness in Southeast Asia to add to its production capacity at bargain basement prices. Nilly will probably sell when investors recognize the benefits of this strategy and the stock moves out of her value range.

     The point I am making is that we believe our portfolio managers' different styles are complimentary, not contradictory. We may all travel down different roads, in different vehicles, going at different speeds, but the destination is the same--superior long-term returns.

     In closing, on behalf of all my colleagues let me thank you once again for entrusting a portion of your assets to us. We are dedicated to achieving our shared investment objectives.

Sincerely,
David Fisher
Capital Guardian Trust Company
Portfolio Manager
Fremont International Growth Fund

--------------------------------------------------------------------------------
                       Fremont International Growth Fund
                     Sector Allocation as of April 30, 1998

[Graphic Omitted]

Short-Term Securities                       3.9%
Other                                      12.2%
Raw Materials                               5.0%
Retail                                      5.5%
Multi-Industry                              6.3%
Energy                                      6.5%
Consumer Non-Durables                       6.7%
Financial Services                         16.2%
Utilities                                  12.1%
Technology                                 10.9%
Capital Goods                               7.8%
Health Care                                 6.9%
--------------------------------------------------------------------------------

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                                 FREMONT FUNDS
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FREMONT INTERNATIONAL SMALL CAP FUND
Bruce B. Bee, Portfolio Manager
Bee & Associates, Inc.

[PHOTO]
Bruce B. Bee

------------
FUND PROFILE
------------

     The Fremont International Small Cap Fund is a concentrated portfolio of small cap stocks believed to be undervalued relative to growth prospects and intrinsic value measurements.

     Through intensive fundamental analysis and "kick the tires" research, Fund management seeks to identify a few extraordinary small companies with the potential to grow much larger. Value--as determined by traditional measurements like price/earnings, price/cash flow and price/book value ratios, cross border comparisons, and the analysis of transactions within the target company's industry--is a primary consideration in the stock selection process.

     Founded in 1989, sub-advisor Bee & Associates, Inc. manages money for prestigious private clients including the Rockefeller Family Fund, Dartmouth College, and Pfizer. Chief Investment Officer Bruce Bee has been investing in international equities since 1980.

To Our Shareholders,

     For the six months ended April 30, 1998, the Fremont International Small Cap Fund declined 0.44% compared to Salomon Brothers Extended Market Index of Europe and Pacific Countries' (EMI-EPAC) 10.33% gain.

     Bee & Associates, Inc. formally took over management of the Fund on March 2, less than two months prior to the end of this six-month reporting period. My two colleagues, Adam Schor and Jason Yee, and I have spent most of this time reshaping the portfolio. So, any comments on first half fiscal 1998 performance would not be very meaningful.

     In this, our first letter to shareholders, we want to emphasize that our approach is quite different from our predecessor's and that we have changed the portfolio rather dramatically.

     When we inherited the Fund and reviewed the portfolio, we saw a list of more than 200 stocks that were selected largely by sophisticated quantitative analysis. While many of these stocks may have been excellent investments, few matched our style and we requested they be liquidated so that we could start with a clean slate. We run concentrated portfolios--when fully invested, we expect the Fund to own

--------------------------------------------------------------------------------
Fremont International Small Cap Fund Investment Returns

                                 Annual Returns

                     6/30/94-10/31/94*           -1.40%
                    11/01/94-10/31/95            -7.96%
                    11/01/95-10/31/96           +13.69%
                    11/01/96-10/31/97           -14.56%
                    11/01/97- 4/30/98*           -0.44%

                               GROWTH OF $10,000+

[GRAPHIC OMITTED]

Comparison of the change in value since June 30, 1994 of a $10,000 investment in the Fremont International Small Cap Fund and the Salomon Brothers EMI Index.

                                                            4/30/98
                                                            -------
Fremont International Small Cap Fund                        $ 8,777
Salomon Brothers EMI Index                                  $11,601

                Average Annual Returns for Periods Ended 4/30/98

                                             Since Inception
                     1 Year      3 Years         6/30/94
                     ------      -------         -------
                    -12.95%       -0.65%         -3.35%

* Unannualized

+ Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Salomon Brothers Extended Market Index.

--------------------------------------------------------------------------------
                                 FREMONT FUNDS
--------------------------------------------------------------------------------

                      Fremont International Small Cap Fund
                 Geographic Diversification as of April 30, 1998

[GRAPHIC OMITTED]

United States                                             30.7%
     (Cash 13.32%)
Other Emerging Markets:
     Including Portugal and Thailand                       5.2%
United Kingdon                                            28.9%
Continental Europe                                        17.9%
Middle East                                                4.0%
Hong Kong and Singapore                                   13.3%
--------------------------------------------------------------------------------

25-35 names. These stocks will be selected based on our fundamental research, not computer models.

     If I may borrow from the U.S. Marines' recruiting slogan, we are looking for a relatively few exceptional small companies that have the mettle to become portfolio holdings. We run investment candidates through a tough fundamental obstacle course. They must clear our hurdle rates on revenue and cash flow growth, and return on equity. We insist they have special qualities like a proprietary product or service benefiting from strong macro growth trends. Management must be deep and know where it wants to take the company--something we try to confirm by going out and meeting with them. Finally, and perhaps most importantly, the stock has to be a true bargain. We use traditional fundamental criteria to determine value. We also do cross border comparisons--examining valuations for very similar companies in different international markets. Finally, we analyze transactions. What company A is willing to pay for company B often tells us a lot about the real world economic value of company C.

     If we were large cap investors, it might be difficult to build a concentrated portfolio of stocks that qualify on all these counts. Fortunately, we are operating in the small cap arena where some great companies don't show up on analysts radar screens or aren't yet large enough to attract institutional sponsorship. Some consultants have labeled us as growth, rather than value investors. We have shown that in the international small cap arena, you can be both.

     That's the philosophy. Now let's translate it into an example of the kind of stocks we want to own. Hung Hing Printing is based in Hong Kong, with operations in China. The company prints paper boxes and corrugated cartons; trades paper products, and manufactures corrugated cartons. Hung Hing has almost 1,000 corporate customers, including leading multi-nationals like Colgate, Coca-Cola, Hasbro, Nestle and Kellogg. Thus far, the turmoil in Asia has not hurt the company's incoming orders, which increased 31% in the first half of the current fiscal year. Hung Hing benefits from falling paper prices, which declined 5-10% in 1997 and are projected to drop another 10-15% in 1998.

     Over the five-year period ended March 31, 1997, revenues increased at an annual rate of 13.4%, net profits by 21.3%, book value by 17.8% and dividends by 25.8%. For fiscal year 1998, ending March 31, we expect Hung Hing to report revenue growth of approximately 25%, an earnings gain of around 18.5%, and a 15% increase in cash
                                                          (continued of page 10)

--------------------------------------------------------------------------------
                                 FREMONT FUNDS
--------------------------------------------------------------------------------

dividends per share. Despite the company's excellent operating track record and, in our opinion, very good prospects going forward, Hung Hing stock trades at 8.5 times 1998 earnings projections; just 1.5 times expected year-end book value; and yields 6.7%. Interestingly, Hung Hing stock is still below the price investment banker Goldman Sachs paid for 9% of the company in June 1997. Bear in mind, we may change our opinion on Hung Hing without notification. But, right now it has most of the qualities we look for in an investment.

     I trust I have given you a good feel for what we do. We are confident our discipline will be productive in the years ahead.

Sincerely,

/S/ Bruce B. Bee

Bruce B. Bee
Portfolio Manager
Fremont International Small Cap Fund

--------------------------------------------------------------------------------
                                 FREMONT FUNDS
--------------------------------------------------------------------------------

FREMONT EMERGING MARKETS FUND
Henry L. Thornton, Portfolio Manager
Nicholas-Applegate Capital Management (Hong Kong) LLC

[PHOTO]
Henry Thornton

------------
FUND PROFILE
------------

     Around the globe, countries that once relied on agriculture, natural resources or low-level manufacturing are developing sophisticated, high-growth, export-driven industrial economies. These emerging market countries offer a wealth of opportunity for experienced professional investors.

     Fremont Emerging Markets Fund employs a bottom-up stock picking approach in building a diversified portfolio of emerging market companies. The Fund focuses on the stocks of companies with rapid, sustainable earnings growth trading at reasonable market valuations. Portfolio risk is further reduced by country diversification. Fund management establishes a country allocation policy and each regional investment team conducts rigorous fundamental research, including company visits, to select individual stocks within each market. Liquidity is also carefully monitored.

     Portfolio Manager Henry Thornton, Investment Director of International Group Nicholas Applegate, is widely recognized as an expert in emerging market investing. Based in London, Henry draws on Nicholas Applegate's experienced team of analysts in London, Hong Kong, Singapore, San Diego and Houston.

To Our Shareholders,

     For the six months ended April 30, 1998, the Fremont Emerging Markets Fund returned 2.25% compared to its benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI-EMF) Index's 3.64%, and the IFC Investable Index's 3.59% gains.

     Our decision last summer to significantly reduce the Fund's Southeast Asian exposure and build a cash cushion worked to our great advantage when these markets collapsed in October. The Fund's modest 3.32% decline during second half fiscal 1997, (compared to losses exceeding 17% for our benchmark indices), reflected our timely exit from the region. This strategy continued to work in our favor until Southeast Asian markets rallied in early 1998. The big bounce off 1997 lows did not come

                                                          (continued on page 12)

--------------------------------------------------------------------------------
Fremont Emerging Markets Fund Investment Returns

                                 Annual Returns

                      6/24/96-10/31/96*          -3.12%
                     11/01/96-10/31/97          +12.55%
                     11/01/97- 4/30/98*          +2.55%

                               Growth of $10,000+

[GRAPHIC OMITTED]

Comparison of the change in value since June 24, 1996 of a $10,000 investment in the Fremont Emerging Markets Fund and the MSCI Emerging Markets Free Index.

                                                            4/30/98
                                                            -------
Fremont Emerging Markets Fund                               $11,150
MSCI Emerging Markets Free Index                            $ 8,846

                Average Annual Returns for Periods Ended 4/30/98

                                        Since Inception
                             1 Year         6/24/96
                             ------         -------
                             -1.14%          6.07%

* Unannualized

+ Assumes initial investment of $10,000 on inception date, June 24, 1996. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the MSCI Emerging Markets Free Index.

--------------------------------------------------------------------------------
                                 FREMONT FUNDS
--------------------------------------------------------------------------------

                         Fremont Emerging Markets Fund
                Geographic Diversification as of April 30, 1998

[GRAPHIC OMITTED]

United States (Cash)                                       1.8%
Latin America:
     Including Brazil, Mexico and Argentina               26.0%
Emerging Markets:
     Including Israel, Jordan and South Africa            13.1%
Europe:
     Including Russia, Hungary and Poland                 26.8%
Pacific Rim:
     Including Hong Kong, Thailand and Taiwan             32.3%
--------------------------------------------------------------------------------

as a complete surprise to us--we had begun cautiously moving back into Southeast Asia in December. However, we were a little late to realize the full benefit of the initial recovery. In short, we were extremely fortunate to have escaped much of the damage sustained by these markets in late 1997, but not fortunate enough to have bought back in at the bottom. However, when you add it all up, over the last twelve months, our "better safe than sorry" posture toward Southeast Asia was a real blessing.

     We have rebuilt positions in Southeast Asia and at the end of this reporting period, they represent 32.3% of the Fund's assets. The balance of assets are in Europe; 39.9% (we include our middle Eastern investments in this category), 26% in Latin America, and 1.8% in cash.

     We are growth investors and considering the fact that there is still little or no growth in Southeast Asian economies, our move back into the region may seem premature. However, we have been buying companies that we believe are well-positioned to grow earnings when Southeast Asian economies begin recovering later this year. And, importantly, we have been able to do so at extremely attractive prices relative to long-term growth potential. We will have to be patient with these investments for the next few months. But, beginning in third quarter 1998, we expect to see more favorable growth

          CHANGES TO THE ASSET ALLOCATION OF THE EMERGING MARKETS FUND
                             (PERCENT OF PORTFOLIO)

                          Asia      Latin America    Eastern Europe     Cash
                          ----      -------------    --------------     ----
April 30, 1997            48.7%         27.8%              4.5%         19.0%
September 15, 1997        24.0%         35.0%             26.0%         15.0%
October 31, 1997          20.9%         32.8%             24.8%         21.5%
April 30, 1998            32.3%         26.0%             39.9%          1.8%

--------------------------------------------------------------------------------
                                 FREMONT FUNDS
--------------------------------------------------------------------------------

projections from economists and equity analysts that will begin attracting investors attention and justify our increased allocation in the region.

     We have been fairly aggressive in Thailand, one of the hardest hit economies and stock markets in Asia. The domestic economy is still in terrible shape and we don't expect much from the Thai stock market index, which is dominated by banks and property companies still in critical condition. However, selected exporters with costs that are in baht and revenues in dollars, should be reporting some very nice earnings gains, which we believe will be noticed. Our largest commitment in Southeast Asia remains Hong Kong, where we have focused on companies serving China. The Chinese economy is slowing, and some of the growth we anticipated this year may be postponed until 1999. However, we believe our patience will be rewarded. The balance of our Southeast Asian portfolio is in Taiwan, India and some relatively small investments in Korea, Indonesia and Singapore.

     Our returns from emerging markets in Europe were mixed. The Russian market in general has been hurt by Mr. Yeltsin's political shenanigans and our investments in Russian energy stocks suffered with the decline of oil prices to 5 year lows. However, Russian oil companies continue to represent one of the cheapest ways to buy energy assets in the world, and we expect oil prices and our Russian energy investments to rebound in the year ahead.

     We largely missed the big move in Greece. Our concern over currency devaluation proved justified, however, Greek stocks were swept up in the euphoria surrounding European Economic Union. Our investments in Hungary and other former Soviet Bloc markets boosted returns.

     In Latin America we continue to favor Brazilian privatizations particularly in the utilities industry. The Brazilian real may be somewhat overvalued and the economy sluggish, but the earnings growth potential of recession resistant utilities under private sector management is still very appealing. We are underweighted in Mexico, which has made a strong recovery from the devaluation of the peso in late 1994. However, we believe Mexico is particularly vulnerable to competition from Southeast Asia in their primary export markets.

     As is our custom, I will briefly detail one of our current portfolio holdings that demonstrates our investment discipline. Bear in mind, we may change our opinion on this stock if fundamentally warranted. Hapoalim Bank is an Israeli bank. On a price/book value basis, Israeli banks have always looked cheap. Until recently, they deserved to be. The Israeli banking system was closed, bureaucratic and regulated. This is changing, allowing banks like Hapoalim Bank to cut costs and significantly increase return on equity (ROE). Given falling risk-free returns, in line with declines in inflation and interest rates, there is potential for an expansion in price-to-book value multiples. So, the two things that drive bank stock valuations worldwide, ROE and price-to-book multiples, are both headed in the right direction. We bought Hapoalim stock at around 1.1 times book value. It is now trading around 1.3 times book. We think a price/book valuation of around 2 is more appropriate. If it gets there, we will earn a nice return on our investment.

     In closing, reducing our exposure in Southeast Asia early and getting back in a little late was an acceptable trade-off. We have rebuilt our investment inventory in the region at valuations we are considerably more comfortable with. We expect to be rewarded for our efforts in the year ahead. We believe an economic and market recovery in Southeast Asia will help renew interest in the emerging markets in general and benefit our European and Latin American holdings as well.

Sincerely,

/S/ Henry Thornton

Henry Thornton
Portfolio Manager
Fremont Emerging Markets Fund

--------------------------------------------------------------------------------
                                 FREMONT FUNDS
--------------------------------------------------------------------------------

FREMONT U.S. MICRO-CAP FUND
Robert E. Kern, Portfolio Manager
Kern Capital Management LLC

[PHOTO]
Robert E. Kern

------------
FUND PROFILE
------------

     The U.S. micro-cap stock market (stocks with market capitalizations in the bottom 5% of the equities market) is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth. The Fund's goal is to find "winners" early in their growth cycle and, importantly, to minimize fundamental investment mistakes.

     Successful micro-cap investing also involves minimizing transaction costs. The Fund's dedicated senior trader works hand-in-hand with the portfolio management team to execute strategies that enhance the Fund's performance.

     Robert  E.  Kern  is  nationally   recognized  as  a  pioneer  and  leading
practitioner of micro-cap research and portfolio management.

To Our Shareholders,

     For the six months ended April 30, 1998, the Fremont U.S. Micro-Cap Fund returned 4.75% compared to the Russell 2000's 11.88%.

     In previous letters to you, we've been able to talk extensively about what went right in the portfolio. That is one of the privileges of having some very good absolute and relative performance numbers. This time around, we will be equally forthright and confront what went wrong. Let me begin by explaining that the Fund only modestly trailed its Russell 2000 benchmark in the first four months of 1998. However, we underperformed this index in

--------------------------------------------------------------------------------
Fremont U.S. Micro-Cap Fund Investment Returns

                                 Annual Returns

                     6/30/94-10/31/94*           +3.60%
                    11/01/94-10/31/95           +38.68%
                    11/01/95-10/31/96           +41.46%
                    11/01/96-10/31/97           +28.80%
                    11/01/97- 4/30/98*           +4.75%

                               Growth of $10,000+

[GRAPHIC OMITTED]

Comparison of the change in value since June 30, 1994 of a $10,000 investment in the Fremont Micro-Cap Fund and the Russell 2000 Index.

                                                            4/30/98
                                                            -------
Fremont U.S. Micro-Cap Fund                                 $27,425
Russell 2000 Index                                          $21,262

                Average Annual Returns for Periods Ended 4/30/98

                                            Since Inception
                    1 Year       3 Years        6/30/94
                    ------       -------        -------
                    34.19%        34.01%         30.11%

* Unannualized

+ Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.

--------------------------------------------------------------------------------
                                 FREMONT FUNDS
--------------------------------------------------------------------------------

November/December 1997. The primary culprit was our technology exposure. The technology stock group across the market capitalization spectrum really got hit hard in October on the heels of the Asian currency crisis. While many of the larger technology stocks have done well recently, the Fund's micro-cap technology investments have underperformed. In addition, earnings disappointments have hurt the Fund's overall performance.

     We have been in a period of stock market leadership by large companies, usually the larger the better. To wit, during first quarter 1998, the 100 largest companies on NASDAQ returned 23.2% compared to the NASDAQ Composite's 16.9% gain. That is quite a difference and one that clearly demonstrates that big has been beautiful even in the small cap market. With these gains in big small cap stocks, if you will forgive the oxymoron, investors have had little incentive to move down the capitalization ladder into micro-caps. We can't be sure when this will change.

     That's the bad news. The good news is we believe we've found a lot of great micro-cap bargains. Rather than discussing just one portfolio company that demonstrates our investment discipline, we've chosen three--one each from the technology, consumer, and services sectors of the portfolio. These sectors are characterized by a high level of innovation, and along with health care represent the primary areas of focus for the Fund's investment management team. The current environment for many health care companies has been challenging and the Fund currently has a relatively low portfolio weighting in this sector. Thus, we will wait for a future report to highlight one of the Fund's health care investments.

     Orckit  Communications  has developed  proprietary  digital subscriber line
(xDSL) technology for increasing the capacity of copper telephone lines to transmit digital information. This technology is designed to provide what everyone wants--a faster internet. GTE recently announced it has chosen Orckit's technology. This win, combined with other successes in the international market, represents a strong endorsement from leading communications companies around the world. Judging from the stock's current price, Wall Street does not yet know or care about Orckit. We expect this to change.

     Star Buffet is a tiny ($90 million market cap) restaurant company spun off from CKE Restaurants. The buffet style restaurant field has been real crowded and the marginal competitors have been struggling. Star Buffet has been picking them off at very cheap prices. They clean them up, install new management, generate cost efficiencies through purchasing clout, and start making money. Star Buffet management wants to build a big profitable company and we think they are going to succeed.

     NuCO2 is attempting to revolutionize its industry. The carbon dioxide used in beverage dispensers in bars and restaurants has traditionally been delivered in small, but very heavy high pressure cylinders that are expensive to transport to sites and retrieve for refilling, take up valuable storage space, and are inconvenient for restaurant workers to change when they run out of gas. NuCO2 provides bulk tanks of carbon dioxide for carbonated beverage dispensers. This service reduces the hassle for restaurant owners and through an aggressive acquisition program, NuCO2 has developed a strong national franchise. Management is now emphasizing improving profitability and we anticipate the stock will start to reflect this change.

     In closing, we are not pleased with the Fund's return in this reporting period. Going forward, we plan on doing what we've always done--work hard to identify small companies with big growth potential. We remain confident in our ability to do so and to provide long-term "value-added" performance for the Fund's shareholders.

Sincerely,

/S/ Robert E. Kern

Robert E. Kern
Portfolio Manager
Fremont U.S. Micro-Cap Fund

--------------------------------------------------------------------------------
                                 FREMONT FUNDS
--------------------------------------------------------------------------------

FREMONT U.S. SMALL CAP FUND
David G. Kern, CFA, Portfolio Manager
Kern Capital Management LLC

[PHOTO]
David Kern

------------
Fund Profile
------------

     Domestic small cap stocks offer tremendous opportunity for professional investors dedicated to hands-on fundamental research. Through rigorous fundamental analysis, including visits with corporate managements, their suppliers, customers and competitors, Fund management strives to identify small relatively unknown companies with the potential to become larger and more successful entities over time.

     Research is concentrated in industries with the highest level of innovation such as technology, health care, consumer products, and services. The research process focuses on answering three basic questions: how attractive is the business; how strong is management; and how much is the company worth?

     Portfolio Manager David G. Kern inherits his enthusiasm and aptitude for small cap investing from his father and fellow principal in Kern Capital Management LLC, Robert E. Kern--one of the most respected small company investors in the business. David has spent the last twelve years honing his skills as a small cap stock analyst and portfolio manager, most recently serving as vice president and portfolio manager with Founders Asset Management, Inc.

To Our Shareholders,

     For the six months ended April 30, 1998, the Fremont U.S. Small Cap Fund returned 14.25% versus its benchmark, the Russell 2000 Index's 11.88% gain.

     Performance for the Fund, and the small cap stock market in general, was sluggish in late 1997, primarily due to the technology sector's weakness in the aftermath of the Southeast Asian currency crisis. As always, and especially during this turmoil, we focused on companies whose success is much more dependent on internal business developments than macro-economic events. Positioning at the end of 1997 allowed the Fund to post excellent performance in the first four months of 1998. Our portfolio is organized into what we view as the four most innovative sectors in the U.S. economy: technology,

--------------------------------------------------------------------------------
Fremont U.S. Small Cap Fund Investment Returns

                                    Returns

                    9/24/97-10/31/97*              -4.06%
                    11/01/97-4/30/98*             +14.25%

                               Growth of $10,000+

[GRAPHIC OMITTED]

Comparison of the change in value since November 24, 1997 of a $10,000 investment in the Fremont U.S. Small Cap Fund and the Russell 2000 Index.

                                                            4/30/98
                                                            -------
Fremont U.S. Small Cap Fund                                 $10,961
Russell 2000 Index                                          $10,806

                        Return for Period Ended 4/30/98

                                Since Inception
                                    9/24/97
                                    -------
                                     9.61%*

* Unannualized

+ Assumes initial investment of $10,000 on inception date, September 24, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.

--------------------------------------------------------------------------------
                                 FREMONT FUNDS
--------------------------------------------------------------------------------

consumer, services and health care. As a testament to our focused stock picking, each one of these portfolio sectors outperformed the Russell 2000 during this six-month reporting period.

     The star of the show has been consumer stocks and we tip our hats to Judy Finger, Kern Capital Management's consumer stock expert. Our strategy in the consumer sector has been to focus on leisure and entertainment stocks like restaurants, cruise lines and hotels, rather than on traditional consumer "hard goods." Our rationale was that consumers had already bought new wardrobes, cars, homes, computers, etc. With consumer confidence still high and mortgage refinancing putting more money in their pockets, we believed consumers were now poised to spend more money to enjoy themselves by eating out more often and vacationing. Although our consumer stocks have done quite well in most cases, we still see excellent upside potential.

     In the  technology  sector,  we did extremely  well with internet  security stocks. As businesses open their networks to customers, they become more vulnerable to security breeches. We were able to buy stocks like Checkpoint Software ("firewall" software) and Network Associates (anti-virus, network security, and intrusion detection software) very near their bottoms. When valuations became rather rich, we liquidated these positions. The strong technology stock rally off late 1997 lows has made us increasingly selective in our stock picking efforts. We are especially wary of the sizzling consumer-oriented internet stocks that in our opinion are now trading at particularly expensive prices. But, with 26% of the portfolio in technology, we are still finding opportunities. Telecommunications is one of the technology areas where we still see some outstanding values. Consumers and businesses are clamoring for faster data transmission--speeding up the internet--and we have found a number of small and largely unrecognized companies that have some very promising new technologies in this arena.

     In recognition of all the good work she's been doing, we have chosen one of Judy Finger's favorite consumer stocks to demonstrate our investment discipline. Please note, we reserve the right to change our opinion on this stock should fundamental circumstances change. American Classic Voyages is a little $350 million market cap company. Presently, most of American Classic's revenues and earnings come from their fleet of paddlewheel riverboats operating in the Mississippi. This is a nice little business, but not the primary reason we like the stock. American Classic also has a few older ocean cruisers operating in the restricted and under-exploited Hawaiian market. We believe the company is very close to announcing a joint venture with one of the big three American cruise lines and Hyatt Hotels. American Classic will contribute its cruising rights in Hawaiian waters. It's partner will bring in several modern ships and Hyatt will help with the marketing.

     We think this will be a win/win for everyone involved, but a big bonanza for little American Classic. Nobody really follows the stock, but one of its largest shareholders is the legendary Sam Zell, a proven moneymaker. American Classic's senior management has been motivated with stock options and we believe is committed to getting this deal done. If it happens, this little company is going to get some attention on Wall Street. Presently, this is an "event" stock, not an earnings story. However, assuming this or another joint venture to fully develop the Hawaiian cruise market goes through, American Classic can make some real money.

     In closing, we are gratified to have materially outperformed our benchmark index during this, our first full six-month reporting period. While we still expect to see significant market volatility, we believe our dedicated research effort and focused stock picking discipline can continue to generate superior returns in the small cap equity market.

Sincerely,

/S/ David G. Kern

David G. Kern
Portfolio Manager
Fremont U.S. Small Cap Fund

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                                 FREMONT FUNDS
--------------------------------------------------------------------------------

FREMONT SELECT FUND
John B. Kosecoff, Debra L. McNeill & Pete Landini, Portfolio Managers Fremont Investment Advisors, Inc.

[PHOTO]
John B. Kosecoff

------------
FUND PROFILE
------------

     The Fremont Select Fund seeks long-term capital appreciation by investing primarily in stocks of established medium-sized growth companies. Under normal market conditions, the Fund expects to hold no more than 30 stocks representing at least 80% of its total assets.

     Great growth companies trading at opportunistic prices are rare finds. Through intensive fundamental research and disciplined stock picking, Fremont Select Fund managers strive to build and maintain a concentrated portfolio of these investment gems. Due to its stock-specific, concentrated portfolio approach, the Fund's day-to-day volatility may exceed the market averages. However, fund management believes that selective investment in sound growth companies will reward investors with superior long-term returns.

To Our Shareholders,

     From inception on December 31, 1997, through April 30, 1998, the Fremont Select Fund returned 3.73% compared to gains of 15.10% and 11.08% for the Standard & Poor's 500, and its benchmark, the Russell Mid-Cap Index, respectively.

     We are disappointed with the Fund's performance in its first four months of existence. Our cautious approach in transitioning the portfolio from cash into equities restrained returns in the rapidly rising market. Our oil services holdings performed poorly as investors abandoned the group in response to declining oil prices. We think investors will return in force once they recognize that even with lower oil prices, deep-water drilling activity will remain strong as will the earnings of quality oil services companies.

     In this, our first letter to shareholders, we will go into some detail on how we approach the research and stock selection process. We sink our teeth into income statements and balance sheets--paying particular attention to those often very revealing financial footnotes. Then we hit the road--meeting with corporate managements, inspecting their operations, reviewing their financial controls, and assessing their business plans. Since we always look for several perspectives, we also talk to their distributors, customers and the competition. Ultimately, we make invest-

--------------------------------------------------------------------------------
Fremont Select Fund Investment Returns

                                    Returns

                    12/31/97-4/30/98*             +3.73%

                               Growth Of $10,000+

[GRAPHIC OMITTED]

Comparison of the change in value since December 31, 1997 of a $10,000 investment in the Fremont Select Fund and the Russell Mid-Cap Index.

                                                            4/30/98
                                                            -------
Fremont Select Fund                                         $10,373
Russell Mid-Cap Index                                       $11,108

                        Return for Period Ended 4/30/98

                                Since Inception
                                    12/31/97
                                    --------
                                     3.73%*

* Unannualized

+ Assumes initial investment of $10,000 on inception date, December 31, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell Mid-Cap Index.

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                                 FREMONT FUNDS
--------------------------------------------------------------------------------

ment decisions based solely on our independent analysis of a company's fundamentals and our independent judgment on the ability of management to grow the value of their businesses in a way that rewards shareholders.

     We are growth stock investors. We want to own businesses that generate profits that comfortably exceed cost of capital. So, we focus on return on assets (ROA). We favor companies with ROAs in the 10%-25% range. If ROA is at the high end of this range, we want to see evidence that the business is not being milked as a cash cow and that management is making the necessary investments in infrastructure and/or research and development to position the company for long-term growth.

     Valuation is also important. But, we are not "value" managers. Traditional value investors tend to focus on measures of affordability--dividend yield, price/book value ratios and price/earnings multiples. We focus first on the quality of the business, second on its growth prospects, and finally, on whether it is trading in a valuation range that offers superior risk-adjusted long-term return potential. In our opinion, one of the best ways to assess this is the ratio of a stock's price/earnings multiple to its projected 3-year annual earnings growth rate. The mathematical formula is: (price/earnings)/projected 3-year earnings per share growth rate. In our short hand it's PEGR.

     Not every stock in the Fremont Select Fund has a P/E below its projected earnings growth rate. However, the portfolio as a whole has a PEGR of 67%. This compares to a PEGR of 113% for 30 Morningstar top-rated mid-cap growth funds studied in a recent survey conducted by Morningstar, a mutual fund rating organization. Moreover, the average projected earnings growth rate for the Select Fund's holdings was better than 20% higher than the Morningstar group average. We believe the combination of growth investing with valuation discipline allows shareholders to "have their cake and eat it too."

     Here is an example of how we put theory into practice. Keep in mind that this is not a recommendation. Our opinion on this stock may change in this dynamic market. EVI, Inc. (formerly Energy Ventures, Inc.) is a leading manufacturer of oil field drilling tools and premium tubular products. Pre-tax returns on assets exceed 11% and are rising. In addition, management is growing assets per share at better than 18% compounded and the company is conservatively financed with debt just 27% of capital. We look for per share earnings to grow at better than 20% compounded over the next three years, driven by secular demand in the Americas for EVI's products as well as its recent acquisition of Weatherford, a well-established company that compliments EVI geographically with its well services business.

     At its current price, EVI trades at slightly greater than 12 times its projected 1999 earnings per share of $4.25, or about a 40% discount to the S&P 500's multiple of 20 times projected 1999 earnings. Just last month we met with EVI's senior management and visited a deep-water oil rig in the Gulf of Mexico that uses EVI products. We know what we like about the company today and equally importantly, we know what to look for in monitoring our investment going forward.

     In closing, a few brief comments on relative performance are in order. Our approach may periodically be out of step with the kind of momentum driven market we have experienced in 1998. The kind of mid-cap growth stocks we favor are not generally in the investment mainstream and therefore, are not likely to get swept up during periods of investor euphoria. On the other hand, they are not likely to get swept away when investor psychology turns negative. However, if our assessments of growth prospects and appropriate valuations are accurate, they are the kind of stocks that can deliver superior long-term investment performance.

     We thank you for giving us the opportunity to manage a portion of your assets. Be assured we will be working hard each and every day to deliver the kind of returns that justify your confidence in our investment abilities.

Sincerely,

/S/ John B. Kosecoff   /S/ Debra McNeill
/S/ Pete Landini

John B. Kosecoff, Debra McNeill & Pete Landini
Portfolio Managers
Fremont Select Fund

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                                 FREMONT FUNDS
--------------------------------------------------------------------------------

FREMONT GROWTH FUND
W. Kent Copa, CFA, Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO]
Ken Copa

------------
FUND PROFILE
------------

     Fremont Growth Fund invests principally in large capitalization U.S. stocks with superior earnings growth prospects. The goal is to outperform the Standard & Poor's 500 Index.

     Extensive statistical evidence reveals a direct relationship between the performance of stocks in selected industry groups during the varying stages of the economic cycle. For example, food, household products, and drug stocks, which generally produce consistent earnings growth throughout the business cycle, tend to perform well in a sluggish economy. Auto, energy and banking company earnings and stock prices tend to grow faster when the economy gains momentum.

     Fremont Growth Fund utilizes sophisticated quantitative models to forecast macro-economic trends and to identify those industry groups providing the best relative potential. The stock selection process focuses on leading companies in each industry group with consistent earnings growth records and reasonable valuations.

To Our Shareholders,

     For the six-month period ended April 30, 1998, the Fremont Growth Fund returned 17.29% compared to its benchmark, the Standard & Poor's 500 Index's 22.49% and the Lipper Growth Fund Average's 17.26% gains.

     The Fund's overweighting in financial services buoyed returns, with continued takeover activity in the sector helping to drive prices higher. The merger of Citicorp and Travelers Group--one of our largest portfolio holdings--was particularly beneficial. Going forward, we believe we will continue to see consolidation in the financial services industry. If aggressive lobbying efforts to repeal or amend the Glass Steagel Act are successful, the deal floodgate could open wide, with banks, insurance and securities firms combining to offer one stop financial services shopping. Although the broad utilities sector posted lackluster returns, our telecommunications holdings performed quite well. As regulatory barriers here and overseas continue to fall, strategic mergers and global joint venturing should continue to benefit telecommunications stocks.

--------------------------------------------------------------------------------
Fremont Growth Fund Investment Returns

                                 Annual Returns

                      8/14/92-10/31/92*          +2.00%
                     11/01/92-10/31/93          +12.80%
                     11/01/93-10/31/94           +1.72%
                     11/01/94-10/31/95          +28.12%
                     11/01/95-10/31/96          +22.06%
                     11/01/96-10/31/97          +29.26%
                     11/01/97- 4/30/98          +17.29%

                               Growth of $10,000+

[GRAPHIC OMITTED]

Comparison of the change in value since August 14, 1992 of a $10,000 investment in the Fremont Growth Fund and the S&P 500 Index.

                                                            4/30/98
                                                            -------
Fremont Growth Fund                                         $27,749
S&P 500 Index                                               $30,368

                Average Annual Returns for Periods Ended 4/30/98

                                             Since Inception
                    1 Year        5 Years        8/14/92
                    ------        -------        -------
                    36.42%         19.96%         19.58%

* Unannualized

+ Assumes initial investment of $10,000 on inception date, August 14, 1992. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index.

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                                 FREMONT FUNDS
--------------------------------------------------------------------------------

                              Fremont Growth Fund
                  Sector Diversification as of April 30, 1998

[GRAPHIC OMITTED]

Short-Term Securities                       1.8%
Other                                      27.5%
Consumer Services                           4.9%
Health Care                                 5.6%
Financial Services (Other)                  9.6%
Energy                                     15.0%
Financial Services (Banks)                 13.9%
Utilities                                  12.0%
Technology                                  9.7%
--------------------------------------------------------------------------------

     Our overweighting in energy stocks restrained returns. El Nino's warm winter, a draw-down of energy inventories in Southeast Asia, and increased production from OPEC combined to drop oil prices to a five-year low.

     Regarding the market, we share most prudent investors concern over high equity valuations. However, the very favorable economic backdrop for stocks--low inflation, low interest rates, and decent corporate earnings growth--remains intact. We believe growing wage pressure in the tight U.S. labor market will be offset by continued productivity gains and pricing restraints resulting from low cost imports from Southeast Asia. We doubt the Federal Reserve will raise short-term interest rates in the foreseeable future, and we may see long rates test their lows in the year ahead. Our conclusion is that stocks will continue to trend higher, albeit at a considerably less torrid pace than we have seen in recent years.

     In our  letters to you,  we give some  detail on  portfolio  holdings  that demonstrate our investment discipline. Please be advised these are not recommendations and we may change our opinion on the securities mentioned if circumstances warrant it. This time around, we've chosen a couple of our current favorites from the financial services and energy groups. American General's acquisition of U.S. Life in June 1997, temporarily restrained earnings. The integration of the two companies is now complete. We estimate the combined companies will realize about $50 million in cost savings in the year ahead. We believe earnings can grow at about 12% annually over the next five years and drive the stock higher, making American General an attractive target if banks are allowed to own insurers in the future.

     Atlantic Richfield suffered along with the other major integrated oil companies as oil prices plummeted. As mentioned before, we believe oil prices will recover in the year ahead. Arco is getting new production from Alaska and has recently signed a joint venture to help develop a promising oil field in Peru. In addition, its 82% owned subsidiary, Arco Chemical, is doing extremely well. We believe Atlantic Richfield can grow earnings around 9% annually over the next five years even if oil stays at relatively depressed price levels. If oil prices really bounce, we would revise our earnings estimates upward.

     In closing, we still favor value sectors like financial services, utilities and energy over higher multiple groups like consumer non-durables. We are still working hard to identity those industry groups and individual stocks with the brightest prospects.

Sincerely,

/S/ W. Kent Copa

W. Kent Copa
Portfolio Manager
Fremont Growth Fund

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                                 FREMONT FUNDS
--------------------------------------------------------------------------------

FREMONT REAL ESTATE SECURITIES FUND
John Kramer & Paul Gray, Portfolio Managers
Kensington Investment Management

[PHOTO]
John Kramer

------------
FUND PROFILE
------------

     The commercial real estate industry is in the early stages of a major transformation. Privately held real estate empires are being replaced by financially strong, well-managed, publicly traded companies, that buy, sell and manage commercial property throughout the U.S. In the process, stock market investors are being given an unprecedented opportunity to participate in an industry that has generated enormous wealth.

     Portfolio Co-Managers John Kramer and Paul Gray monitor macro-economic trends, supply/demand dynamics and industry fundamentals in allocating assets to real estate securities (primarily Real Estate Investment Trusts or REITs) in different commercial sectors including office, apartment, retail, hotel and industrial. Individual securities selection is based on the analysis of corporate managements' acquisition, development and operating records; earnings and dividend growth potential; and valuation relative to other publicly traded real estate companies.

To Our Shareholders,

     From inception on December 31, 1997, through April 30, 1998, the Fremont Real Estate Securities Fund declined 0.60%, compared to the 3.74% decline for its benchmark, the National Association of Real Estate Investments Trusts (NAREIT) Composite Index. Of course, four months of performance for the Fund and the real estate securities group is not particularly meaningful. Over the longer term, we expect much more from this dynamic market sector and hope we can continue to perform well relative to our benchmark index.

     At this stage, rather than dissecting performance, we thought it more appropriate to talk about the dramatic changes occurring in the commercial real estate industry and to describe our approach to the real estate securities market.

     Traditionally, commercial real estate investing has been the province of wealthy individuals and large financial institutions (primarily insurance companies) that had ready access to capital in this capital intensive business. These private and institutional real

--------------------------------------------------------------------------------
Fremont Real Estate Securities Fund Investment Returns

                                    Returns

                    12/31/97-4/30/98*             -0.60%

                               Growth Of $10,000+

[GRAPHIC OMITTED]

Comparison of the change in value since December 31, 1997 of a $10,000 investment in the Fremont Real Estate Securities Fund and the NAREIT Composite Index.

                                                            4/30/98
                                                            -------
Fremont Real Estate Securities Fund                         $ 9,940
NAREIT Composite Index                                      $ 9,626

                        Return for Period Ended 4/30/98

                                Since Inception
                                    12/31/97
                                    --------
                                    -0.60%*

* Unannualized

+ Assumes initial investment of $10,000 on inception date, December 31, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the NAREIT Composite Index.

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                                 FREMONT FUNDS
--------------------------------------------------------------------------------

estate empires are gradually giving way to publicly traded companies formed exclusively to buy, own and operate commercial real estate. Publicly owned real estate companies have distinct advantages; the single biggest being low cost of capital (raising money in the equities markets is generally significantly less expensive than borrowing from the bank). Publicly held real estate companies also benefit from tax advantages, operating efficiencies and in the case of sectors like hotels and health care facilities, marketing synergies. We believe we are still in the relatively early stages of what we refer to as the securitization of the real estate industry. This is a trend that is likely to gain momentum for the next 10-15 years.

     What does the transformation of this industry mean for investors? For the average investor, it presents the first opportunity to invest in commercial real estate; an asset that has generated enormous wealth in the U.S. For somewhat wealthier investors it offers diversification--you no longer have to bet the ranch on one or two properties. All real estate securities investors generally get yields well above most equity sectors and the potential for capital appreciation as real estate companies grow earnings and asset values.

     We think the securitization of the industry will have a significant impact on the real estate market itself. As more and more commercial real estate assets fall into the hands of long-term equities investors and under the management of experienced buyers/owners/operators, we believe the real estate market will be considerably less cyclical.

     The Fremont Real Estate Securities Fund is somewhat different than many others in that we intend to have a significant portion of the portfolio in smaller cap real estate securities. This will allow us to take full advantage of our hands-on research capabilities. In order to continue to make meaningful investments in smaller real estate companies, we will cap the fund off and not allow new investors if it gets larger than at 0.3% of the total value of the real estate investment trust (REIT) market. Today, this would occur if the fund assets were $450 million.

     We combine a quantitative and qualitative approach to identify opportunities. We pour over income statements, focusing on operating margins and funds from operations (FFO), the financial keys to profitability. We review prior acquisitions to determine how good a job management has done in buying properties. We meet with managements to discuss their growth strategies and make a qualitative judgment of their abilities to successfully execute them. In selecting individual real estate securities, we are looking for financial stability and above average yields and/or growth prospects. We are also looking for value relative to similar companies and the industry at large. Diversification by industry sector and geographic region will be maintained to moderate risk.

     Perhaps the best way to demonstrate our approach is to discuss a current portfolio holding. Please understand this is not a recommendation. We reserve the right to change our opinion on this and all other individual securities in the portfolio. Malan is a small REIT ($67 million market cap) specializing in small to medium-sized shopping centers in the Midwest. In the mid '90s, the company's performance was restrained when K-mart, the anchor retailer in a high percentage of their properties, ran into trouble. In the last several years, Malan has replaced K-mart in many of its properties, and better operating performance is allowing the company to raise more money through its first secondary offering. We think Malan is now back on the growth path. The stock yields 9.6% and is currently trading around 10 times FFO compared to an industry average multiple of around 12.5.

     In closing, once again we thank you for your support and pledge our best efforts to meeting our shared investment objectives.

Sincerely,

/S/ John Kramer  /S/ Paul Gray

John Kramer & Paul Gray
Portfolio Managers
Fremont Real Estate Securities Fund

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                                 FREMONT FUNDS
--------------------------------------------------------------------------------

FREMONT BOND FUND
Bill Gross, Founder and Managing Director
Pacific Investment Management Company (PIMCO)

[PHOTO]
Bill Gross

------------
FUND PROFILE
------------

     Fremont Bond Fund invests in high quality corporate, mortgage-backed, hedged international, and government bonds. The Fund's goal is to consistently provide attractive risk-adjusted returns relative to the broad fixed-income market.

     The Fund's investment philosophy embodies three key principles. First, portfolio strategy is driven by longer-term trends in interest rates. Three- to five-year economic, demographic, and political forecasts are updated annually to identify the long-term interest rate trend, which determines the most appropriate maturity/duration (interest rate sensitivity) range for the portfolio. Second, consistent performance is achieved by avoiding extreme swings in portfolio maturity/duration. By operating within a moderate duration range relative to the broad fixed-income market, the Fund limits downside risk during short-lived, but periodically violent interest rate fluctuations. Finally, emphasis is placed on adding value through the analysis of traditional variables such as sector, coupon, and quality.

     Portfolio Manager Bill Gross, founder and managing director of Pacific Investment Management Company (PIMCO), has 26 years of professional fixed-income investment experience. In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages $118 billion in fixed income investments for institutional clients.

To Our Shareholders

     Over the past six months, we saw bonds rise in price as interest rates continued on their downward trend. The yield on the 30-Year U.S. Treasury Bond declined from 6.14% at the end of October to 5.95% as of April 30. Inflation data confirmed that, despite the strength in the U.S. economy, pricing power remained weak. The crisis in Southeast Asia provided further fuel as investors sought a safe haven in U.S. Treasuries. The Fremont Bond Fund returned 3.24% for the period which was in-line with the domestic bond market as a whole.

     Our strategies in the Fund have been fairly consistent over the past six months as we have maintained

--------------------------------------------------------------------------------
Fremont Bond Fund Investment Returns

                                 Annual Returns

                      4/30/93-10/31/93*            +5.15%
                     11/01/93-10/31/94             -4.42%
                     11/01/94-10/31/95            +16.49%
                     11/01/95-10/31/96             +8.18%
                     11/01/96-10/31/97             +9.54%
                     11/01/97- 4/30/98*            +3.24%

                               Growth of $10,000+

[GRAPHIC OMITTED]

Comparison of the change in value since April 30, 1993 of a $10,000 investment in the Fremont Bond Fund and the Lehman Bros. Aggregate Bond Index.

                                                            4/30/98
                                                            -------
Fremont Bond Fund                                           $14,322
Lehman Bros. Aggregate Bond Index                           $13,965

                Average Annual Returns for Periods Ended 4/30/98

                                            Since Inception
                    1 Year        3 Years        4/30/93
                    ------        -------        -------
                    10.59%         9.79%          7.45%

* Anannualized

+ Assumes initial investment of $10,000 on inception date, April 30, 1993. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index.

--------------------------------------------------------------------------------
                                 FREMONT FUNDS
--------------------------------------------------------------------------------

a slightly longer average maturity relative to the market, an emphasis on mortgage backed securities and a small allocation to emerging market debt. The success of these strategies was mixed. Our decisions to carry a longer maturity and emphasize mortgages were both positive. But, our 2% allocation to Latin
American debt offset the benefits of these strategies. The Latin American positions underperformed quite a bit in the fourth quarter as the region suffered from contagion effects associated with Southeast Asia. While these positions did quite well in early 1998 as stability returned to Latin America, it wasn't enough to fully offset the fourth quarter of 1997.

     Looking ahead, we see steady growth and low inflation in the U.S. Consumers will drive U.S. economic growth at a steady pace over the next six to nine months. But that strength will be tempered by reduced demand in Asian economies, both developed and emerging. Inflation will remain subdued, as U.S. manufacturing and service industries continue to lack pricing power. The expansion of global competition and deregulated markets should also help contain prices in the foreseeable future. In this environment, we expect long-term rates to move lower and we will maintain longer average maturity to take advantage of the associated price gains. Mortgages will be the most prudent way to add yield to portfolios without adding undue risk, so we will continue to emphasize this sector. While we approach the debt of emerging economies with caution, some markets are still a source of value. We like Latin America, particularly Argentina and Brazil, and will retain a 2-3% exposure to the region.

     We certainly appreciate your interest and investment in the Fremont Bond Fund. We will continue to do our best to bring you solid performance results.

Sincerely,

/S/ Bill Gross

Bill Gross
Portfolio Manager
Fremont Bond Fund


       Portfolio Credit Quality of Fremont Bond Fund as of April 30, 1998

[GRAPHIC OMITTED]

                              A              28%
                              AAA            52%
                              BB             8%
                              BBB            12%

--------------------------------------------------------------------------------
                                 FREMONT FUNDS
--------------------------------------------------------------------------------

FREMONT MONEY MARKET FUND
Norman Gee, Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO]
Norman Gee

------------
FUND PROFILE
------------

     Fremont Money Market Fund invests primarily in high quality short-term debt securities (commercial paper) issued by U.S. corporations and U.S. subsidiaries of foreign corporations. The Fund will also take small positions in other investment-grade short-term debt instruments such as Yankee CDs (dollar denominated certificates of deposit in foreign banks).

     Portfolio Manager Norman Gee strives to add value through price-sensitive trading and by identifying undervalued high quality money market securities. He will also make conservative adjustments to the portfolio's average maturity relative to the market in attempting to enhance total portfolio yield.

To Our Shareholders,

     For the six months ended April 30, 1998, the Fremont Money Market Fund returned 2.69% compared to the IBC Money Market First Tier Taxable Average's 2.49%. The Fremont Money Market Fund once again finished in the top ten percent of comparable funds in the IBC money market fund universe.

     With the Federal Reserve sitting on its collective hands since March 1997, short-term interest rates haven't budged much. I had been concerned that wage pressure in the tight U.S. labor market might prompt the Fed to bump up rates toward the end of first quarter 1998. However, wage pressure has been offset by deflation in materials and raw goods prices and continued pricing restraint on behalf of U.S. companies, at least partially in response to low-cost imports from Southeast Asia. I think Asia will recover more quickly than most people seem to anticipate. I am seeing companies in the U.S. and other developed nations start to invest rather aggressively in dirt cheap manufacturing capacity in Southeast Asia. This foreshadows a recovery, but not one that is likely to have any inflationary impact on global economies.

     Also, as the government tinkers with the Consumer Price Index (CPI)to better reflect changes in consumers' buying habits--when beef prices rise, people buy more chicken--we will probably see

--------------------------------------------------------------------------------
Fremont Money Market Fund Investment Returns

                                 Annual Returns

                     11/18/88-10/31/89*          +8.52%
                     11/01/89-10/31/90           +7.99%
                     11/01/90-10/31/91           +6.51%
                     11/01/91-10/31/92           +3.73%
                     11/01/92-10/31/93           +2.66%
                     11/01/93-10/31/94           +3.49%
                     11/01/94-10/31/95           +5.84%
                     11/01/95-10/31/96           +5.34%
                     11/01/96-10/31/97           +5.39%
                     11/01/97- 4/30/98*          +2.69%

                               Growth of $10,000+

[GRAPHIC OMITTED]

Comparison of the change in value since November 18, 1988 of a $10,000 investment in the Fremont Money Market Fund, the U.S. 90-Day T-Bill Index and the IBC First Tier Taxable Average.

                                                            4/30/98
                                                            -------
Fremont Money Market Fund                                   $16,596
U.S. 90-Day T-Bill Index                                    $16,627
IBC First Tier Taxable Average                              $16,047

                Average Annual Returns for Periods Ended 4/30/98

                                             Since Inception
                   1 Year         5 Years       11/18/88
                   ------         -------       --------
                    5.48%          4.81%          5.51%

* Unannualized

+ Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 90-Day T-Bill Index. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund seeks to maintain a stable $1.00 share price although there is no assurance that it will be able to do so.

--------------------------------------------------------------------------------
                                 FREMONT FUNDS
--------------------------------------------------------------------------------

inflation as measured by the CPI come down. Some people think this may inspire the Fed to drop short rates. I think the Fed will remain cautious and not do anything for the balance of the year.

     I've kept the Fund's average maturity between 60 and 70 days--extending when the market pulls back and shortening when it heats up. The portfolio remains barbelled, (heavier weightings on the long and short side of the maturity spectrum), but average maturity has remained above the 55-day average for the money market universe. This has continued to work to our advantage.

     With yield spreads tightening in the highest rated money market securities, it has become increasingly difficult to find special situations offering sizable yield advantages. Some of the more aggressive money funds have, in my opinion, been stretching credit quality parameters by focusing on securities that get the highest ratings from two of the less widely accepted of the five nationally recognized rating services. I'm not comfortable doing that. So, I continue to buy only securities with the highest credit quality ratings from Standard & Poor's and Moody's.

     I am finding a few situations in which we are getting a 1 to 2 basis point yield advantage (0.01%-0.02%). One recent example is the 3-month paper issued by the Norwegian Export Financing Authority, which in essence serves as an import/export bank for Norwegian companies. This is dollar-denominated paper issued by a U.S.-domiciled corporation. We got a 1-basis-point yield premium over comparable three-month paper. That's not much, but I've always operated under the principle that every little bit helps.

     In closing, I am pleased the Fund continues to outperform its benchmark and remains near the top of its money market fund peer group. I look forward to building on this superior performance track record.

Sincerely,

/S/ Norman Gee

Norman Gee
Portfolio Manager
Fremont Money Market Fund

--------------------------------------------------------------------------------
                                 FREMONT FUNDS
--------------------------------------------------------------------------------

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
William M. Feeney, Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO]
William Feeney

------------
FUND PROFILE
------------

     Fremont California Intermediate Tax-Free Fund invests in California municipal bonds. Essential service bonds (water, sewer, electric, gas, etc.) and general obligation bonds (secured by the full faith and credit of the government issuer) are emphasized in this conservatively managed portfolio. Income from the Fund is free from both federal and state taxes for California residents.

     The direction of interest rates impacts the total return potential of bonds. When interest rates decline, longer maturities and higher durations (a measure of interest rate sensitivity) are advantageous. When interest rates rise, the reverse is true. Through the analysis of macro-economic, political, and market factors, Fund management strives to identify the dominant interest rate trend. The Fund manager's strategy is simply to position the portfolio's maturity/duration to take advantage of the dominant interest rate trend rather than trading on largely unpredictable temporary interest rate fluctuations.

     The Fund invests almost exclusively in the highest investment grade credits and will not invest in any bond below a BBB rating. Fund management also strives to identify "special situation" opportunities created by incomplete credit analysis, investor misperception, and market conditions.

To Our Shareholders,

     For the  six-month  period  ended April 30,  1998,  the Fremont  California
Intermediate Tax-Free Fund returned 2.15% compared to the Lehman Brothers Municipal 5-Year State General Obligation (GO) Index's 1.85%.

     Through most of first half fiscal 1998, the portfolio's nine-year average maturity, (compared to approximately 7 years for our benchmark index), worked in our favor. In late April, when bond investors began questioning whether Asian economic weakness would help quiet the U.S. economy and the Federal Reserve began talking about a potential

--------------------------------------------------------------------------------
Fremont California Intermediate Tax-free Fund Investment Returns

                                 Annual Returns

                     11/16/90-10/31/91*          +9.36%
                     11/01/91-10/31/92           +7.37%
                     11/01/92-10/31/93          +11.37%
                     11/01/93-10/31/94           -3.94%
                     11/01/94-10/31/95          +12.77%
                     11/01/95-10/31/96           +4.63%
                     11/01/96-10/31/97           +6.75%
                     11/01/97- 4/30/98*          +2.15%

                               Growth of $10,000+

[GRAPHIC OMITTED]

Comparison of the change in value since November 16, 1990 of a $10,000 investment in the Fremont California Intermediate Tax-Free Fund and the Lehman Bros. 5-Year State G.O. Index.

                                                            4/30/98
                                                            -------
Fremont California Intermediate Tax-Free Fund               $16,160
Lehman Bros. 5-Year State G.O. Index                        $15,951

                Average Annual Returns for Periods Ended 4/30/98

                                            Since Inception
                   1 Year         5 Years       11/16/90
                   ------         -------       --------
                    7.40%          5.38%          6.65%

* Unannualized

+ Assumes initial investment of $10,000 on inception date, November 16, 1990. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index.

--------------------------------------------------------------------------------
                                 FREMONT FUNDS
--------------------------------------------------------------------------------

                 Portfolio Credit Quality of Fremont California
                Intermediate Tax-free Fund as of April 30, 1998

[GRAPHIC OMITTED]

                              A              10.6%
                              AA             25.7%
                              AAA            63.7%
--------------------------------------------------------------------------------

rate hike, bonds retreated and our longer than benchmark average maturity worked against us.

     Looking ahead, continued uncertainty over the Asian impact on domestic economic growth and the Fed's saber rattling may cause bonds to give up a little more ground, with the 30-year Treasury Bond yield perhaps rising as high as 6.25%. However, this retreat should be short-lived. We believe the economy will decelerate in second half 1998, easing inflationary worries. Also, in our opinion, the Federal Reserve is more concerned about the inflation in financial assets--the runaway stock market--than economic inflation, of which there is still little or no evidence. If the Fed manages to slow the speeding stock market, interest rates should resume their downward trend and bonds should perform well. Since we focus on the longer term trend for bonds, we are going to fight the temptation to significantly shorten the portfolio's average maturity.

     Due to a big spike in supply--when interest rates came down in late 1997, municipalities began issuing a lot of paper--munis have underperformed Treasuries over the last six months. Since municipal bond issuers tend to complete their financings early in the year, issuance generally trends down in the summer. There is also a seasonal phenomena in the marketplace. Municipal bond and municipal bond fund purchases generally rise after everyone calculates their tax bills on April 15. So, we expect a better supply/demand balance in the municipal market this summer to improve performance relative to Treasury securities.

     On the  special  situation  front,  we have  recently  been  adding  to our municipal utilities holdings. In 1997, some of these bonds were downgraded on fears that with deregulation, investor-owned utilities would begin picking off municipal utilities big corporate customers. There has been a lot of noise, but not much action. Here in San Francisco, we are being bombarded with advertisements from investor-owned utilities throughout the northwest. However, there is little indication that companies or consumers are anxious to switch from utilities that have traditionally served them to newcomers from in or out of state. Call it the "devil you know" syndrome. Also, municipal utilities have done a pretty good job preparing themselves for competition by cutting a lot of fat out of bloated operating budgets. Many now have the pricing flexibility to protect their turf from aggressive competitors. We think the rating agencies and investors will realize this and that prices for bonds issued by municipal utilities like Los Angeles Power and Light will trend higher.

     In closing, we are pleased to have once again exceeded our benchmark index. We believe the recent weakness in the bond market will prove to be a hiccup rather than a change in what we still see as a favorable long-term performance trend. In coming months, more balanced supply and demand in the municipal bond market should result in better performance relative to Treasuries.

Sincerely,

/S/ William M. Feeney

William M. Feeney
Portfolio Manager
Fremont California Intermediate Tax-Free Fund

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30

                               FREMONT GLOBAL FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                            Country    Value
    Shares   Security Description                             Code    (Note 1)
--------------------------------------------------------------------------------

STOCKS  64.5%
BUSINESS EQUIPMENT & SERVICES  3.9%

     1,050   Flughafen Wien AG                                 AS   $     46,577
       600   Mayr-Melnhof Karton AG                            AS         41,614
       650   VA Technologie AG                                 AS         93,368
     8,600   Bombardier, Inc. (Class B)                        CN        232,002
     2,300   Magna International, Inc. (Class A)               CN        171,594
     6,500   Moore Corp. Ltd.                                  CN        101,531
     6,400   Northern Telecom Ltd.                             CN        389,363
     1,100   FLS Industries A/S (Class B)                      DK         29,224
       662   ISS International Service System A/S
               (Class B)                                       DK         35,755
       250   Kone Corp. (Class B)                              FI         37,855
    12,444   Sodexho Alliance SA                               FR      2,276,833
       250   Linde AG                                          GM        169,822
     4,450   RWE AG (Preferred)                                GM        186,945
     2,027   Getronics NV                                      NL         89,626
     2,577   NV Koninklijke KNP BT                             NL         70,737
       551   Oce NV                                            NL         83,117
       608   Kvaerner ASA                                      NO         26,957
   600,000   Informatics Holdings Ltd.                         SG        234,923
    11,000   Telefonica de Espana SA                           SP        458,739
     3,500   Atlas Copco AB (Class A)                          SW        103,216
*    2,200   Securitas AB (Class B)                            SW         80,921
       379   Adecco SA                                         SZ        165,276
    93,000   BG PLC                                            UK        495,403
    26,000   BOC Group PLC                                     UK        446,156
    29,300   Granada Group PLC                                 UK        504,254
    40,907   Reuters Group PLC                                 UK        444,022
   177,000   American Business Information, Inc. (Class B)     US      2,522,250
*   66,000   Aspect Telecommunications Corp.                   US      1,897,500
    92,900   Diebold, Inc.                                     US      3,808,900
    40,900   Equifax, Inc.                                     US      1,582,319
*   31,700   FDX Corp.                                         US      2,155,600
    59,700   First Data Corp.                                  US      2,022,338
    34,100   G & K Services, Inc. (Class A)                    US      1,372,525
*   71,000   Harbinger Corp.                                   US      2,582,625
    96,100   Waste Management, Inc.                            US      3,219,350
                                                                    ------------
                                                                      28,179,237
                                                                    ------------
CAPITAL GOODS  1.5%

       600   Boehler - Uddeholm AG                             AS         44,209
       700   Radex-Heraklith Industriebeteiligungs AG          AS         35,345
       400   Wienerberger Baustoffindustrie AG                 AS         89,589
     1,000   Metra Oyj (Class B)                               FI         25,145
     1,650   Heidelberger Zement AG                            GM        142,400
       750   Mannesmann AG                                     GM        590,479
    11,050   Siemens AG                                        GM        650,018
 7,706,000   PT Dynaplast                                      ID        570,815
    50,000   Larsen & Toubro Ltd., GDR                         IN        648,750
*   60,000   Cemex SA (Class B), ADR                           MX        712,404
   370,000   IJM Corp. Berhad                                  MY        177,441
       992   Aker RGI ASA                                      NO         17,407
       100   Zardoya Otis SA                                   SP          3,836
    16,000   ABB AB (Series A)                                 SW        259,154
     7,800   ABB AB (Series B)                                 SW        120,801
       225   ABB AG                                            SZ        368,509
       191   Holderbank Financiere Glarus AG (Class B)         SZ        201,936
    95,400   General Electric PLC                              UK        779,832
    40,200   Caterpillar, Inc.                                 US      2,288,888

                                                            Country    Value
    Shares   Security Description                             Code    (Note 1)
--------------------------------------------------------------------------------

CAPITAL GOODS   (CONT.)

    49,300   Emerson Electric Co.                              US   $  3,136,713
        16   Raytheon Co., (Class A)                           US            883
                                                                    ------------
                                                                      10,864,554
                                                                    ------------
CONSUMER DURABLES   2.3%

       322   Bang & Olufsen Holding AS (Class B)               DK         21,387
*   10,050   Daimler-Benz AG                                   GM        983,177
       550   Volkswagen AG                                     GM        438,377
    15,647   CRH PLC                                           IR        223,259
    33,000   Murata Manufacturing Co. Ltd.                     JP        963,322
    17,000   Sony Corp., ADR                                   JP      1,443,938
     7,454   Philips Electronics NV                            NL        656,220
    27,000   Autoliv, Inc.                                     SW        801,563
     1,700   Electrolux AB                                     SW        157,970
     3,500   Volvo AB (Class A)                                SW        100,280
     6,900   Volvo AB (Class B)                                SW        201,257
    34,300   Scottish & Newcastle PLC                          UK        514,006
    40,500   Chrysler Corp.                                    US      1,627,594
    36,000   Ford Motor Co.                                    US      1,649,250
    44,800   General Motors Corp.                              US      3,018,400
    44,600   Whirlpool Corp.                                   US      3,211,200
                                                                    ------------
                                                                      16,011,200
                                                                    ------------
CONSUMER NON-DURABLES   2.9%

     7,400   Abitibi-Consolidated, Inc.                        CN        109,900
     1,700   George Weston Ltd.                                CN        172,275
     6,533   Imasco Ltd.                                       CN        245,869
     9,100   The Seagram Co. Ltd.                              CN        387,951
       866   Carlsberg AS (Class A)                            DK         53,726
       746   Carlsberg AS (Class B)                            DK         46,391
     1,374   Danisco AS                                        DK         86,245
       500   Cultor Oyj                                        FI         29,550
       440   LVMH, ADR                                         FR         18,040
    20,000   Societe BIC SA                                    FR      1,375,322
     1,000   Adidas-Saloman AG                                 GM        165,367
     8,400   Deutsche Lufthansa AG                             GM        196,203
     9,882   Greencore Group PLC                               IR         60,310
     7,023   Kerry Group PLC                                   IR        110,849
     1,164   Heineken NV                                       NL        269,771
    13,397   Unilever NV                                       NL        952,811
       591   Orkla ASA (Class A)                               NO         69,981
       189   Orkla ASA (Class B)                               NO         20,203
       900   Tabacalera SA                                     SP         19,357
     5,500   Svenska Cellulosa AB (Class B)                    SW        158,293
       762   Nestle SA (Registered Shares)                     SZ      1,476,312
*   70,777   President Enterprises, GDR                        TW        743,163
    78,000   B.A.T. Industries PLC                             UK        744,898
    30,000   Cadbury Schweppes PLC                             UK        439,031
    76,378   Diageo PLC                                        UK        912,713
*   12,022   Diageo PLC (Class B)                              UK        143,663
    70,300   Unilever PLC                                      UK        751,903
    62,100   American Greetings Corp. (Class A)                US      2,872,125
    19,300   Campbell Soup Co.                                 US        990,331
    30,300   Fort James Corp.                                  US      1,503,638
*   53,700   Owens-Illinois, Inc.                              US      2,124,506
    60,400   VF Corp.                                          US      3,140,800
*    1,930   Vlasic Foods International, Inc.                  US         44,511
                                                                    ------------
                                                                      20,436,008
                                                                    ------------
* Non-income producing securities
  The accompanying notes are an integral part of these financial statements.

                               FREMONT GLOBAL FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                            Country    Value
    Shares   Security Description                             Code    (Note 1)
--------------------------------------------------------------------------------

CONSUMER SERVICES   2.8%

    22,000   News Corp. Ltd., ADR                              AU   $    600,875
    15,500   The Thompson Corp.                                CN        466,349
    10,410   Independent Newspapers PLC                        IR         62,802
    20,000   Secom Co.                                         JP      1,173,682
   265,000   Genting Berhad                                    MY        880,375
    15,043   Elsevier NV                                       NL        226,921
*    1,551   Wolters Kluwer NV                                 NL        202,591
*    2,912   Vard AS                                           NO         14,003
     4,300   Autopistas Concesionaria Espanola SA              SP         69,362
    48,300   British Sky Broadcasting Group PLC                UK        353,824
    50,100   Carlton Communications PLC                        UK        431,949
    35,600   Reed International PLC                            UK        314,674
*   21,800   Clear Channel Communications, Inc.                US      2,054,650
    63,200   Disney (Walt) Co.                                 US      7,856,550
*   47,500   Jacor Communications, Inc.                        US      2,701,563
    44,600   The Times Mirror Co. (Class A)                    US      2,728,963
                                                                    ------------
                                                                      20,139,133
                                                                    ------------

ENERGY   8.2%

     1,100   OMV AG                                            AS        163,144
       535   Petrofina SA                                      BE        210,823
     5,300   Alberta Energy Co. Ltd.                           CN        127,236
     4,410   Canadian Occidental Petroleum Ltd. CN                        89,535
     4,123   Imperial Oil Ltd.                                 CN        227,351
     3,021   IPL Energy, Inc.                                  CN        133,014
    12,200   NOVA Corp.                                        CN        137,275
     7,900   Petro-Canada                                      CN        133,061
     3,509   Suncor Energy, Inc.                               CN        120,903
*    3,500   Talisman Energy, Inc.                             CN        105,794
     6,800   Transalta Corp.                                   CN        111,682
     6,200   TransCanada PipeLines Ltd.                        CN        137,792
    45,850   Royal Dutch Petroleum Co.                         NL      2,528,451
     3,376   Norsk Hydro ASA                                   NO        168,223
*      458   Petroleum Geo-Services ASA                        NO         29,693
     3,900   Repsol SA                                         SP        213,534
   121,100   British Petroleum PLC                             UK      1,912,988
    23,900   Burmah Castrol PLC                                UK        494,863
    84,000   Amoco Corp.                                       US      3,717,000
    24,400   Atlantic Richfield Co.                            US      1,903,200
    58,600   Chevron Corp.                                     US      4,845,488
    44,800   Devon Energy Corp.                                US      1,786,400
    68,500   Dresser Industries, Inc.                          US      3,621,938
    74,500   ENSCO International, Inc.                         US      2,104,625
    29,400   EVI, Inc.                                         US      1,565,550
   103,600   Exxon Corp.                                       US      7,556,325
    27,500   Kerr-McGee Corp.                                  US      1,815,000
    29,700   Mobil Corp.                                       US      2,346,300
   109,900   Occidental Petroleum Corp.                        US      3,235,181
    21,500   Pennzoil Co.                                      US      1,377,344
    36,600   Phillips Petroleum Co.                            US      1,813,988
*   65,000   R&B Falcon Corp.                                  US      2,084,063
    41,600   Texaco, Inc.                                      US      2,558,400
*   65,500   The Houston Exploration Co.                       US      1,531,063
    16,800   Transocean Offshore, Inc.                         US        938,700
    68,800   USX-Marathon Group                                US      2,463,900
   147,000   Williams Cos., Inc.                               US      4,648,875
                                                                    ------------
                                                                      58,958,702
                                                                    ------------

                                                            Country    Value
    Shares   Security Description                             Code    (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (BANKS)   9.0%

     2,750   Bank Austria AG                                   AS   $    212,417
     1,300   Bank Austria AG (Preferred)                       AS        101,012
   200,000   Westpac Banking Corp. Ltd.                        AU      1,338,073
       373   Generale de Banque SA                             BE        215,192
       299   Kredietbank NV                                    BE        168,465
     6,600   Bank of Montreal                                  CN        359,786
    12,400   Bank Of Nova Scotia                               CN        340,147
    10,200   Canadian Imperial Bank of Commerce                CN        362,491
     7,400   Royal Bank of Canada                              CN        441,668
     1,100   Den Danske Bank                                   DK        133,276
     1,151   Unidanmark AS (Class A)                           DK         96,610
    17,750   Merita PLC (Class A)                              FI        118,910
     5,050   Bayerische Hypotheken-und
               Wechsel-Bank AG                                 GM        283,992
     6,050   Bayerische Vereinsbank AG                         GM        451,392
    10,200   Deutsche Bank AG                                  GM        790,557
     9,600   Dresdner Bank AG                                  GM        521,158
    33,704   Allied Irish Banks PLC                            IR        463,410
*   75,000   Instituto Mobiliare Italiano SPA                  IT      1,227,773
    29,907   ABN AMRO Holding NV                               NL        727,743
    66,800   ABN AMRO Holding NV, ADR                          NL      1,707,575
    50,288   ING Groep NV                                      NL      3,265,648
     5,700   Banco Comerical Portugues, SA                     PT        197,813
     2,700   Banco Espirito Santo E Comercial
               De Lisboa, SA                                   PT        126,127
     1,900   Banco Totta & Acores SA
               (Registered Shares)                             PT         71,087
     2,400   BPI-SGPS SA (Registered Shares)                   PT        110,027
     3,100   Cimpor-Cimentos de Portugal, SGPS, SA             PT        112,482
       800   Companhia de Seguros Tranquilidade                PT         27,768
   217,478   Overseas-Chinese Banking Corp. Ltd.
               (Foreign Registered)                            SG      1,146,791
   214,899   United Overseas Bank Ltd.
               (Foreign Registered)                            SG      1,017,836
     7,800   Banco Bilbao Vizcaya, SA                          SP        400,984
     4,400   Banco Central Hispanoamericano                    SP        146,277
     5,600   Banco Santander                                   SP        295,597
     1,600   Corporacion Bancaria de Espana SA                 SP        133,242
    12,500   Skandinaviska Enskilda Banken                     SW        208,110
     4,700   Svenska Handelsbanken (Class A)                   SW        212,911
     5,208   Credit Suisse Group                               SZ      1,144,234
     1,483   Schweizerischer Bankverein                        SZ        514,409
       423   Union Bank of Switzerland                         SZ        680,405
*   24,285   Thai Farmers Bank (Warrants 09/15/02)
              (Foreign Registered)                             TH          5,418
    34,000   Abbey National PLC                                UK        632,907
    31,500   Barclays PLC                                      UK        904,580
    56,600   HSBC Holdings PLC
               (United Kingdom Shares)                         UK      1,780,620
   108,200   Lloyds TSB Group PLC                              UK      1,624,156
    22,700   Royal Bank Of Scotland                            UK        356,498
    45,700   Ahmanson (H.F.) & Co.                             US      3,484,625
    62,700   Banc One Corp.                                    US      3,687,544
    60,600   BankAmerica Corp.                                 US      5,151,000
    36,000   Citicorp                                          US      5,418,000
    40,900   First Chicago NBD Corp.                           US      3,798,588
    51,700   First Union Corp.                                 US      3,121,388
    34,400   Fleet Financial Group, Inc.                       US      2,971,300
    59,600   NationsBank Corp.                                 US      4,514,700
    84,200   Norwest Corp.                                     US      3,341,688
    30,800   Republic New York Corp.                           US      4,119,500
                                                                    ------------
                                                                      64,785,907
                                                                    ------------
* Non-income producing securities
  The accompanying notes are an integral part of these financial statements.

32
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

                              FREMONT GLOBAL FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                            Country    Value
    Shares   Security Description                             Code    (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER)   6.7%

       300   EA-Generali AG                                    AS   $    102,806
    63,809   Lend Lease Corp. Ltd.                             AU      1,458,939
       857   Fortis AG                                         BE        241,718
       343   Royale Belge                                      BE        142,570
       500   Pohjola Insurance Group (Class A)                 FI         27,347
     1,500   Sampo Insurance Co. Ltd. (Class A) FI                        67,726
    39,000   Axa-UAP                                           FR      4,575,654
     4,400   Allianz AG                                        GM      1,358,463
     1,500   Muenchener Rueckversicherungs-
               Gesellschaft AG                                 GM        691,537
    13,369   Irish Life PLC                                    IR        123,982
    15,000   Aiful Corp.                                       JP        988,602
    11,000   Nichiei Co. Ltd. (Kyoto)                          JP        852,424
     8,638   Christiania Bank Og Kreditkasse                   NO         39,687
*    4,147   Storebrand ASA                                    NO         36,662
    44,000   Credicorp Ltd.                                    PE        737,000
     2,200   Skandia Forsakrings AB                            SW        153,040
       285   Schweizerische Rueckversicherungs-
               Gesellschaft (Swiss Registered)                 SZ        628,063
       933   Zurich Versicherungs-Gesellschaft                 SZ        567,751
    20,300   Commercial Union PLC                              UK        377,204
    43,700   Prudential Corp. PLC                              UK        619,788
    37,700   Royal & Sun Alliance Insurance Group PLCUK                  419,304
    49,700   Allstate Corp.                                    US      4,783,625
    67,900   American General Corp.                            US      4,523,838
    14,600   Associates First Capital Corp.                    US      1,091,350
    13,900   Cigna Corp.                                       US      2,876,431
    25,500   CMAC Investment Corp.                             US      1,646,344
    84,400   Federal Home Loan Mortgage Corp.                  US      3,908,775
    44,100   Fremont General Corp.                             US      2,458,575
    61,700   Mercury General Corp.                             US      3,995,075
    28,200   Morgan Stanley, Dean Witter and Co. US                    2,224,275
    81,150   Travelers Group, Inc.                             US      4,965,366
    36,400   Travelers Property Casualty Corp.                 US      1,528,800
                                                                    ------------
                                                                      48,212,721
                                                                    ------------
HEALTH CARE   4.3%

     1,586   Nova Nordisk A/S (Class B)                        DK        256,985
     2,500   Degussa AG                                        GM        137,249
     4,750   Merck KGaA                                        GM        183,811
     1,650   Schering AG                                       GM        177,035
    96,500   Grupo Casa Autrey SA de CV, ADR                   MX      1,278,625
     1,599   Akzo Nobel NV                                     NL        325,035
    29,300   Astra AB (Class A)                                SW        601,254
     7,700   Astra AB (Class B)                                SW        153,040
     1,386   Novartis AG (Registered Shares)                   SZ      2,288,469
       164   Roche Holding AG                                  SZ      1,660,200
    71,400   Glaxo Wellcome PLC                                UK      2,020,527
   112,100   SmithKline Beecham PLC                            UK      1,343,346
    20,000   Zeneca Group PLC                                  UK        865,686
    42,600   Baxter International, Inc.                        US      2,361,638
*   48,000   Biogen, Inc.                                      US      2,130,000
   145,300   Forest Laboratories, Inc. (Class A)               US      5,258,044
*  141,100   Ligand Pharmaceuticals, Inc.                      US      2,045,950
    32,000   Medtronic, Inc.                                   US      1,684,000
*   46,600   Tenet Healthcare Corp.                            US      1,744,588
    33,000   United Healthcare Corp.                           US      2,318,250
    56,800   United States Surgical Corp.                      US      1,789,200
                                                                    ------------
                                                                      30,622,932
                                                                    ------------

                                                            Country    Value
    Shares   Security Description                             Code    (Note 1)
--------------------------------------------------------------------------------

MULTI-INDUSTRY   1.0%

       670   Groupe Bruxelles Lambert SA                       BE   $    133,638
       400   Preussag AG                                       GM        138,085
       500   Viag AG                                           GM        255,122
   248,000   Renong Berhad
               (Convertible Loan Stock 05/21/01)               MY         20,930
*  155,000   Renong Berhad (Warrants Exp. 11/21/00)            MY         12,458
       300   Corporacion Financiera Alba                       SP         37,041
     1,100   Fomento de Construcciones y Contratas SA          SP         56,116
    26,607   Bass PLC                                          UK        511,755
   133,700   BTR PLC                                           UK        446,108
    36,600   Allied-Signal, Inc.                               US      1,603,538
    12,200   Minnesota Mining & Manufacturing Co.              US      1,151,375
    53,000   TRW, Inc.                                         US      2,799,063
                                                                    ------------
                                                                       7,165,229
                                                                    ------------
RAW MATERIALS   3.2%

     2,135   Solvay SA                                         BE        160,485
     7,529   Alcan Aluminium Ltd.                              CN        244,153
     9,500   Barrick Gold Corp.                                CN        212,793
     7,000   Inco Ltd.                                         CN        122,550
    10,100   Noranda, Inc.                                     CN        208,233
     7,300   Placer Dome, Inc.                                 CN        107,649
     1,700   Potash Corp. of Saskatchewan                      CN        151,365
     3,750   Kemira Oyj                                        FI         40,608
     3,000   Outokumpu Oyj                                     FI         42,122
     5,750   Upm-Kymmene Oyj                                   FI        172,549
    13,050   BASF AG                                           GM        581,292
    15,000   Bayer AG                                          GM        668,151
       800   Thyssen AG                                        GM        183,074
    43,757   Jefferson Smurfit Group PLC                       IR        162,686
*      581   Norske Skogindustrier ASA (Class A)               NO         20,624
     3,700   Portucel Industrial-Empresa
               Produtora de Celulosa SA                        PT         33,965
     1,400   Sonae Investimentos-Sociedade
               Gestora de Participacoes Sociais SA             PT         74,897
    31,132   Hansol Paper Ltd., GDR                            SK        101,177
     7,600   Stora Kopparbergs Bergslags
               Aktiebolag (Class A)                            SW        129,964
*      147   Alusuisse-Lonza Holding AG                        SZ        187,909
    25,100   Imperial Chemical Industries, Inc.                UK        455,060
    39,600   Rio Tinto PLC                                     UK        568,924
    44,600   Aluminum Co. of America                           US      3,456,500
    99,800   Buckeye Technologies, Inc.                        US      2,320,350
    26,900   Dow Chemical Co.                                  US      2,600,894
   129,900   Engelhard Corp.                                   US      2,744,138
    45,000   Goodrich (B.F.) Co.                               US      2,421,563
    82,300   Pall Corp.                                        US      1,615,138
    56,600   Solutia, Inc.                                     US      1,606,025
*   79,600   W.R. Grace & Co.                                  US      1,616,875
                                                                    ------------
                                                                      23,011,713
                                                                    ------------
RETAIL   2.9%

     1,401   Delhaize - Le Lion SA                             BE         92,644
     2,500   Kesko Oyj                                         FI         40,378
     4,000   Carrefour SA                                      FR      2,289,988
     4,900   Metro AG                                          GM        242,817
    31,430   Waterford Wedgwood PLC                            IR         52,475
   200,000   Cifra SA de CV (Series C)                         MX        345,368

* Non-income producing securities
  The accompanying notes are an integral part of these financial statements.

                              FREMONT GLOBAL FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                            Country    Value
    Shares   Security Description                             Code    (Note 1)
--------------------------------------------------------------------------------

RETAIL   (CONT.)

    50,599   Cifra SA de CV (Series V)                         MX   $     88,807
   118,200   Grupo Elektra SA de CV, GDR                       MX      1,699,125
    11,103   Koninklijke Ahold NV                              NL        345,956
     2,200   Jeronimo Martins, SGPS, SA                        PT        101,432
     4,500   Hennes & Mauritz AB (Class B)                     SW        234,051
    24,600   Boots Co. PLC                                     UK        378,109
    48,900   J Sainsbury PLC                                   UK        387,253
    20,700   Kingfisher PLC                                    UK        374,250
    65,200   Marks & Spencer PLC                               UK        620,477
    54,200   Tesco PLC                                         UK        509,450
    28,700   The Great Universal Stores PLC                    UK        438,007
    97,000   Consolidated Stores Corp.                         US      3,880,000
    51,900   McDonalds Corp.                                   US      3,211,313
    64,200   Sears, Roebuck and Co.                            US      3,807,863
    40,300   Winn-Dixie Stores, Inc.                           US      1,516,288
                                                                    ------------
                                                                      20,656,051
                                                                    ------------
SHELTER   1.4%

   250,000   Sekisui House Ltd.                                JP      1,944,852
   140,000   Kimberly-Clark de Mexico SA                       MX        681,901
     2,900   Skanska AB (Class B)                              SW        135,114
    19,900   Land Securities PLC                               UK        352,797
    23,400   Armstrong World Industries, Inc.                  US      2,006,550
    37,000   International Paper Co.                           US      1,930,938
    25,200   Kimberly-Clark Corp.                              US      1,278,900
*   41,700   Triangle Pacific Corp.                            US      1,813,950
                                                                    ------------
                                                                      10,145,002
                                                                    ------------
TECHNOLOGY   6.5%

       343   Barco NV                                          BE         90,726
*    2,200   Newbridge Networks Corp.                          CN         64,423
     2,855   Tele Danmark A/S (Class B)                        DK        239,638
    50,000   Nokia AB, ADR                                     FI      3,343,750
     6,000   SAP AG, ADR                                       GM        996,496
    50,000   Canon, Inc.                                       JP      1,177,444
    28,000   Tokyo Electron Ltd.                               JP      1,095,437
    40,531   Samsung Electronics Ltd., GDS
               (1 1/42 Non-Voting)                             SK        445,841
     5,575   Samsung Electronics Ltd., GDS (1 1/42 Voting)     SK        152,644
    20,200   Telefonaktiebolaget LM Ericsson (Class B)         SW      1,063,666
    44,400   AMP, Inc.                                         US      1,745,475
    28,800   Avnet, Inc.                                       US      1,776,600
    63,100   Boeing Co.                                        US      3,158,944
*  116,300   Hexcel Corp.                                      US      3,249,131
    62,200   International Business Machines Corp.             US      7,207,425
    53,400   Motorola, Inc.                                    US      2,970,375
    80,800   Parametric Technology Corp.                       US      2,583,075
    14,700   Peoplesoft, Inc.                                  US        683,550
*   29,600   Storage Technology Corp.                          US      2,499,350
    35,000   Thiokol Corp.                                     US      1,885,625
    21,500   United Technologies Corp.                         US      2,116,406
    18,500   Xerox Corp.                                       US      2,099,750
*  135,200   Xilinx, Inc.                                      US      6,185,400
                                                                    ------------
                                                                      46,831,171
                                                                    ------------

                                                            Country    Value
    Shares   Security Description                             Code    (Note 1)
--------------------------------------------------------------------------------

TRANSPORTATION   0.5%

*    1,150   Austrian Airlines Osterreichische
               Luftverkehrs AG                                 AS   $     38,681
     9,900   Canadian Pacific Ltd.                             CN        290,597
    10,100   Laidlaw, Inc.                                     CN        140,469
         3   Dampskibsselskabet Svendborg AS                   DK        190,498
         5   Dampskibsselskabet Svendborg af 1912 AS
               (Class B)                                       DK        224,073
     1,122   SAS Danmark A/S                                   DK         19,982
     1,829   KLM Royal Dutch Airlines NV                       NL         71,825
     1,125   Bergesen d.y. ASA (Class A)                       NO         24,262
    30,100   Peninsular and Oriental Steam Navigation Co.      UK        447,039
     2,044   British Airways PLC                               UK         21,469
*   12,100   AMR Corp.                                         US      1,843,738
                                                                    ------------
                                                                       3,312,633
                                                                    ------------
UTILITIES   7.4%

     1,250   Oesterreichische Elektrizitaetswirtschafts AG
               (Class A)                                       AS        152,299
     1,112   Electrabel NPV                                    BE        295,033
     1,834   Tractebel                                         BE        219,040
    15,000   Enersis SA, ADR                                   CL        441,563
    15,000   BCE, Inc.                                         CN        638,432
     5,400   TELUS Corp.                                       CN        145,487
    15,000   Lyonnaise Des Eaux-Dumez                          FR      2,542,584
    43,500   Deutsche Telekom                                  GM      1,109,298
     6,500   RWE AG                                            GM        332,238
     9,550   VEBA AG                                           GM        629,045
   520,000   Telecom Italia Mobile SPA                         IT      2,964,719
       125   Nippon Telegraph & Telephone                      JP      1,090,923
    10,368   Royal PTT Nederland NV                            NL        535,348
    97,766   Manila Electric Co. (Class B)                     PH        276,903
    14,900   Philippine Long Distance Telephone Co.            PH        397,950
    10,600   EDP-Electricidade de Portugal SA                  PT        271,190
     5,800   Portugal Telecom SA                               PT        304,114
    70,000   Korea Electric Power Corp., ADR                   SK        651,875
    64,715   SK Telecom Co. Ltd., ADR                          SK        481,317
    12,000   Endesa SA                                         SP        291,138
     1,800   Gas Natural SDG, SA                               SP        115,196
    10,600   Iberdrola SA                                      SP        170,290
       900   Sociedade General de Aguas de Barcelona, SA       SP         51,284
     3,900   Union Electrica Fenosa, SA                        SP         50,379
   134,100   British Telecommunications PLC                    UK      1,457,835
    56,800   Cable & Wireless PLC                              UK        653,111
    33,800   National Power PLC                                UK        328,725
    28,000   United Utilities PLC                              UK        391,031
    69,500   Vodafone Group PLC                                UK        765,432
*   51,200   AirTouch Communications, Inc.                     US      2,720,000
    30,400   Ameritech Corp.                                   US      1,293,900
    80,800   AT&T Corp.                                        US      4,853,050
    78,900   BellSouth Corp.                                   US      5,064,394
    38,500   Coastal Corp.                                     US      2,750,344
    47,300   Consolidated Edison, Inc.                         US      2,140,325
   100,300   Entergy Corp.                                     US      2,494,963
   113,900   PG&E Corp.                                        US      3,687,513
    59,600   Texas Utilities Co.                               US      2,384,000
    99,700   Unicom Corp.                                      US      3,464,575
*   98,700   WorldCom, Inc.                                    US      4,222,492
                                                                    ------------
                                                                      52,829,335
                                                                    ------------

TOTAL STOCKS  (Cost $362,891,796)                                   $462,161,528
                                                                    ------------

* Non-income producing securities
  The accompanying notes are an integral part of these financial statements.

                              FREMONT GLOBAL FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Value
Face Amount/Issuer/Coupon Rate/Stated Maturity                        (Note 1)
--------------------------------------------------------------------------------

BONDS   30.4%
CORPORATE BONDS   7.0%

US$    3,000,000   AES China Generating Co.,
                     10.125%, 12/15/06                              $  2,864,894
       3,000,000   Applied Materials, 6.750%,
                     10/15/07                                          3,014,910
       2,000,000   Asia Pulp & Paper International
                     Finance, 10.250%, 10/01/00                        1,860,000
       3,000,000   Bank of America, 6.625%, 10/15/07                   3,043,440
       3,000,000   Cemex SA de CV, 10.750%, 07/15/00                   3,168,750
       3,000,000   China Light and Power Co. Ltd.,
                     7.500%, 04/15/06                                  3,012,300
       4,000,000   Export-Import Bank of Korea,
                     7.100%, 03/15/07                                  3,734,240
       4,000,000   Ford Brasil LTDA, 9.250%, 01/22/07                  3,957,500
       2,500,000   General Electric Capital Corp.,
                     8.850%, 03/01/07                                  2,933,575
       3,000,000   Grupo Televisa
                     (Callable 05/15/01 @106.625)                      2,392,500
       3,000,000   Guangdong Enterprises, 8.875%,
                     05/22/07                                          2,666,460
       1,500,000   Korea Development Bank, 5.875%,
                     12/01/98                                          1,464,690
       3,000,000   Lehman Brothers Holdings, Inc.,
                     7.375%, 05/15/07                                  3,159,540
       3,000,000   Mass Transit Railway, 7.250%, 10/01/05              2,960,730
       2,000,000   Perez Companc SA, 8.125%, 07/15/07                  2,025,006
       3,000,000   Salomon, Inc., 6.700%, 07/05/00                     3,036,390
       3,000,000   Sunamerica, Inc., 6.750%, 10/01/07                  3,004,410
       2,000,000   Wharf International Finance,
                     7.625%, 03/13/07                                  1,769,520
                                                                    ------------
                                                                      50,068,855
                                                                    ------------
MORTGAGE-BACKED SECURITIES   0.1%

       513,249   FNMA CMO, 1992-137BA REMIC,
                   3.500%, 01/25/17                                      507,475
                                                                    ------------
                                                                         507,475
                                                                    ------------
U.S. GOVERNMENT BONDS   4.1%

       5,000,000   FNMA, 5.750%, 02/15/08                              4,910,950
       5,000,000   FFCB, 6.300%, 12/03/13                              5,064,050
                   U.S. Treasury Notes
       5,000,000     6.000%, 02/15/26                                  4,983,600
       5,000,000     6.250%, 08/15/23                                  5,139,050
       5,000,000     6.500%, 10/15/06                                  5,239,050
       4,000,000     6.625%, 05/15/07                                  4,241,240
                                                                    ------------
                                                                      29,577,940
                                                                    ------------
FOREIGN BONDS   19.2%

                   Republic of Austria
ATS   40,000,000     5.625%, 07/15/07                                  3,279,649
                   Government of Australia
AUS$   4,000,000     7.500%, 07/15/05                                  2,865,581
                   Morgan Guaranty Trust Co.
       4,500,000     8.000%, 04/18/01                                  3,102,007
                   New South Wales Treasury Corp.
       4,000,000     8.000%, 03/01/08                                  2,939,110
                   QTC-Global Notes
       4,000,000     8.000%, 09/14/07                                  2,937,806

                                                                       Value
Face Amount/Issuer/Coupon Rate/Stated Maturity                        (Note 1)
--------------------------------------------------------------------------------

FOREIGN BONDS   (CONT.)

                  Government of Canada
CAN$   4,000,000     6.000%, 06/01/08                               $  2,927,742
       4,000,000     8.000%, 06/01/23                                  3,656,568
                   Japan Highway Public Corp.
       2,000,000     7.875%, 09/27/02                                  1,513,087
                   Oesterreichische Kontrollbank
                   (Republic of Austria)
       2,000,000     9.000%, 06/19/02                                  1,567,250
                   Republic of Finland
       2,000,000     9.500%, 09/15/04                                  1,672,957
                   Tokyo Electric Power
       2,000,000     10.500%, 06/14/01                                 1,585,596
                   Caisse D'Amort Dette
DM     6,000,000     5.125%, 10/25/08                                  3,311,526
                   Deutschland Republic
       6,000,000     5.625%, 01/04/28                                  3,344,098
                   Federal Republic of Germany
       3,000,000     6.750%, 04/22/03                                  1,818,207
       4,500,000     6.875%, 05/12/05                                  2,787,695
                   Treuhandanstalt
       3,000,000     7.750%, 10/01/02                                  1,871,325
                   United Mexican States
       6,000,000     8.125%, 09/10/04                                  3,624,722
                   World Bank
       3,000,000     6.125%, 09/27/02                                  1,761,205
                   Government of Spain
ESP  500,000,000     6.000%, 01/31/08                                  3,469,149
     480,000,000     7.900%, 02/28/02                                  3,499,321
     500,000,000     8.400%, 04/30/01                                  3,631,028
     480,000,000     10.300%, 06/15/02                                 3,795,810
                   Government of France
FF    20,000,000     5.250%, 04/25/08                                  3,375,156
      20,000,000     6.000%, 10/25/25                                  3,529,040
      20,000,000     8.500%, 11/25/02                                  3,836,145
      30,000,000     8.500%, 10/25/19                                  6,917,324
                   Government of Ireland
IEP    3,000,000     6.500%, 10/18/01                                  4,421,555
                   Government of Netherlands
NLG    6,000,000     6.500%, 04/15/03                                  3,201,939
                   International Bank of Reconstruction
                   & Development
NZ$    4,000,000     0.000%, 08/20/07                                  1,144,671
                   Government of Sweden
SEK   40,000,000     6.000%, 02/09/05                                  5,385,543
                   U.K. Treasury
(pound)2,500,000     7.250%, 12/07/07                                  4,611,135
       2,500,000     7.500%, 12/07/06                                  4,628,121
       2,000,000     8.500%, 12/07/05                                  3,863,475
       2,000,000     9.000%, 07/12/11                                  4,300,416
       2,000,000     9.750%, 08/27/02                                  3,799,711
                   United Mexican States
       2,000,000     12.250%, 12/03/98                                 3,422,353
                   Ministry Finance Russia
US$    3,000,000     9.250%, 11/27/01                                  2,942,902
                   Peoples Republic of China
       3,000,000     6.625%, 10/28/02                                  2,976,539
                   Province of Ontario
       3,000,000     7.625%, 06/22/04                                  3,210,000

The accompanying notes are an integral part of these financial statements.

                              FREMONT GLOBAL FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Value
Face Amount/Issuer/Coupon Rate/Stated Maturity                        (Note 1)
--------------------------------------------------------------------------------

FOREIGN BONDS   (CONT.)

                   Republic of Kazakhstan
US$    2,000,000     8.375%, 10/02/02                               $  1,956,181
       2,000,000     9.250%, 12/20/99                                  2,075,772
                   Republic of Korea
       2,000,000     8.875%, 04/15/08                                  1,967,040
                   United Mexican States
       4,000,000     11.500%, 05/15/26                                 4,825,000
                                                                    ------------
                                                                     137,351,457
                                                                    ------------

TOTAL BONDS (Cost $216,428,270)                                      217,505,727
                                                                    ------------

Shares/Face Amount/Issuer/Discount Rate/Stated Maturity
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES   5.2%

       1,874,006   Benchmark Funds-Diversified Assets Portfolio        1,874,006
 **  $10,000,000   Exxon Imperial U.S., Inc.,
                     CP, 5.500%, 05/01/98                             10,000,000
       5,000,000   Merrill Lynch & Co., Inc.,
                     CP, 5.520%, 05/01/98                              5,000,000
      13,300,000   Merrill Lynch & Co., Inc.,
                     CP, 5.520%, 05/04/98                             13,293,882
       6,800,000   Sonoco Products, Inc.,
                     CP, 5.530%, 05/01/98                              6,800,000
         115,000   U.S. Treasury Bill, 4.950%, 06/25/98                  114,126
                                                                    ------------
TOTAL SHORT-TERM SECURITIES (Cost $37,082,014)                        37,082,014
                                                                    ------------
TOTAL INVESTMENTS (Cost $616,402,080), 100.1%                        716,749,269

OTHER ASSETS AND LIABILITIES, NET, (0.1)%                              (665,062)
                                                                    ------------
NET ASSETS, 100.0%                                                  $716,084,207
                                                                    ============

** These securities are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.
   The accompanying notes are an integral part of these financial statements.

                        FREMONT INTERNATIONAL GROWTH FUND
                                 April 30, 1998
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                            Country    Value
    Shares   Security Description                             Code    (Note 1)
--------------------------------------------------------------------------------

STOCKS   96.1%
BUSINESS EQUIPMENT & SERVICES   2.2%

       180   SocieteGenerale de Surveillance
               Holdings SA (Bearer Shares)                     SZ   $    306,192
    11,266   Reuters Group PLC, ADR                            UK        730,178
                                                                    ------------
                                                                       1,036,370
                                                                    ------------
CAPITAL GOODS   7.8%

    18,100   Bombardier, Inc. (Class B)                        CN        488,284
     8,000   Northern Telecom Ltd.                             CN        487,000
     7,700   Kyocera Corp.                                     JP        402,046
    14,000   Murata Manufacturing Co. Ltd.                     JP        408,682
    35,000   ABB AB (Series B)                                 SW        542,054
    17,000   Ericsson (L.M.) Telephone Co., ADR                SW        874,438
       260   ABB AG                                            SZ        425,832
                                                                    ------------
                                                                       3,628,336
                                                                    ------------
CONSUMER DURABLES   5.2%

     3,800   Peugeot SA                                        FR        659,277
       600   Volkswagen AG                                     GM        478,229
   105,000   Nissan Motor Co. Ltd.                             JP        337,321
     6,000   Sony Corp.                                        JP        497,009
     5,000   Philips Electronics NV (New York Shares)          NL        450,000
                                                                    ------------
                                                                       2,421,836
                                                                    ------------
CONSUMER NON-DURABLES   6.7%

    45,000   Coca-Cola Amatil Ltd.                             AU        341,988
    31,000   Asahi Breweries Ltd.                              JP        404,191
     4,400   Nintendo Co. Ltd.                                 JP        401,881
     3,900   Sony Music Entertainment (Japan), Inc.            JP        151,992
     2,000   Heineken NV                                       NL        463,524
     8,000   South Africa Breweries Ltd.                       SA        268,381
       280   Nestle SA (Registered Shares)                     SZ        542,477
    26,000   Reckitt & Coleman PLC                             UK        523,559
                                                                    ------------
                                                                       3,097,993
                                                                    ------------
CONSUMER SERVICES   2.9%

    23,000   The Thomson Corp.                                 CN        692,001
     1,600   Canal Plus                                        FR        277,856
*    7,000   ProSieben Media AG (Preferred)                    GM        348,051
                                                                    ------------
                                                                       1,317,908
                                                                    ------------
ENERGY   6.5%

    38,000   Broken Hill Proprietary Co. Ltd.                  AU        370,244
    60,000   Woodside Petroleum Ltd.                           AU        390,899
*   15,000   Talisman Energy, Inc.                             CN        456,563
     3,800   Total Cie Francaise des Petroles SA
               (Class B)                                       FR        451,516
    65,000   ENI                                               IT        435,535
     8,500   Norsk Hydro ASA                                   NO        423,548
    30,000   British Petroleum PLC                             UK        473,903
                                                                    ------------
                                                                       3,002,208
                                                                    ------------

                                                            Country    Value
    Shares   Security Description                             Code    (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES   16.2%

    57,000   Australia & New Zealand Banking
               Group Ltd.                                      AU   $    396,272
    12,000   Westpac Banking Corp. Ltd.                        AU         80,284
     8,500   Westpac Banking Corp. Ltd., ADR                   AU        287,406
     8,000   Uniao de Bancos Brasileiros SA, GDR               BR        318,000
     7,500   Bank of Montreal                                  CN        408,848
    15,400   Bank Of Nova Scotia                               CN        422,441
     9,000   Newcourt Credit Group, Inc.                       CN        441,556
     5,500   Deutsche Bank AG                                  GM        426,281
    14,800   HSBC Holdings PLC (Hong Kong Shares)              HK        422,120
    14,800   Assicurazioni Generali SPA                        IT        445,295
    88,000   Mitsui Marine and Fire Insurance Co. Ltd.         JP        449,550
     5,000   Nichiei Co. Ltd. (Kyoto)                          JP        387,466
     4,200   Orix Corp.                                        JP        289,132
     6,000   Takefuji Corp.                                    JP        313,734
    30,000   The Nomura Securities Co. Ltd.                    JP        364,519
    55,000   The Toyo Trust & Banking Co. Ltd.                 JP        318,211
     3,200   Aegon NV                                          NL        414,659
    45,100   Development Bank of Singapore
               (Foreign Registered)                            SG        299,053
    11,000   ForeningsSparbanken AB (Series A)                 SW        343,559
    30,000   Bank of Scotland                                  UK        373,051
    45,000   Guardian Royal Exchange PLC                       UK        302,555
                                                                    ------------
                                                                       7,503,992
                                                                    ------------
HEALTH CARE   6.9%

     2,700   Synthelabo                                        FR        406,066
     3,900   Astra AB (Series A)                               SW         80,030
    46,300   Astra AB, ADR                                     SW        952,044
       434   Novartis AG (Registered Shares)                   SZ        716,591
    24,000   Zeneca Group PLC                                  UK      1,038,823
                                                                    ------------
                                                                       3,193,554
                                                                    ------------
MULTI-INDUSTRY   6.3%

     3,000   Lyonnaise Des Eaux-Dumez                          FR        508,517
    14,000   Metallgesellschaft AG                             GM        292,316
   101,000   Citic Pacific Ltd.                                HK        310,228
    50,000   Hutchison Whampoa                                 HK        309,092
    65,000   Swire Pacific Ltd. (Class A)                      HK        324,643
     3,400   Incentive AB                                      SW        327,788
    19,000   Siebe PLC                                         UK        431,538
    45,000   TI Group PLC                                      UK        405,289
                                                                    ------------
                                                                       2,909,411
                                                                    ------------
RAW MATERIALS   5.0%

    15,000   Upm-Kymmene Oyj                                   FI        450,128
     2,500   Compagnie de Saint-Gobain                         FR        416,286
    12,000   De Beers Centenary AG, ADR                        SA        309,000
     2,867   Holderbank Financiere Glarus AG                   SZ        614,630
    31,000   BOC Group PLC                                     UK        531,955
                                                                    ------------
                                                                       2,321,999
                                                                    ------------

* Non-income producing securities
  The accompanying notes are an integral part of these financial statements.

                       FREMONT INTERNATIONAL GROWTH FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                            Country    Value
    Shares   Security Description                             Code    (Note 1)
--------------------------------------------------------------------------------

RETAIL   5.5%

   100,000   Coles Myer Ltd.                                   AU   $    481,966
       500   Carrefour SA                                      FR        286,248
    20,000   Jusco Co. Ltd.                                    JP        321,258
    11,000   Koninklijke Ahold NV                              NL        342,747
    40,000   Dixons Group PLC                                  UK        382,835
    86,000   Storehouse PLC                                    UK        355,272
    40,000   Tesco PLC                                         UK        375,978
                                                                    ------------
                                                                       2,546,304
                                                                    ------------
SHELTER   1.9%

    46,000   Cheung Kong (Holdings) Ltd.                       HK        305,737
   190,000   Hysan Development Co. Ltd.                        HK        269,730
    35,000   Mitsui Fudosan                                    JP        318,098
                                                                    ------------
                                                                         893,565
                                                                    ------------
TECHNOLOGY   10.9%

    20,400   Nokia AB, ADR                                     FI      1,364,250
       900   SAP AG (Preferred)                                GM        449,499
     8,910   Advantest Corp.                                   JP        596,614
     6,000   Hirose Electronics                                JP        301,998
     3,000   Rohm Co. Ltd.                                     JP        337,208
    30,000   Taiyo Yuden Co. Ltd.                              JP        339,239
    13,000   Tokyo Electron Ltd.                               JP        508,596
*    5,500   ASM Lithography Holding NV                        NL        503,938
*    3,400   SGS-Thomson Microelectronics NV                   NL        287,300
*   14,000   Taiwan Semiconductor Manufacturing
               Co. Ltd., ADR                                   TW        343,875
                                                                    ------------
                                                                       5,032,517
                                                                    ------------
UTILITIES   12.1%

    14,000   Centrais Eletricas Brasileiras
               SA-Eletrobras                                   BR        290,641
    20,000   Deutsche Telekom                                  GM        510,022
       700   Mannesmann AG                                     GM        551,114
    16,000   Hong Kong Telecommunications                      HK         29,941
    75,000   Telecom Italia Mobile SPA                         IT        427,604
    73,334   Telecom Italia SPA                                IT        548,504
        51   Nippon Telegraph & Telephone                      JP        445,096
    16,000   Telefonos de Mexico SA (Class L), ADR             MX        906,000
    12,000   Philippine Long Distance Tele Co., ADR            PH        324,000
     6,000   Portugal Telecom SA                               PT        322,500
    20,000   Telefonica de Espana SA                           SP        834,071
*    6,300   COLT Telecom Group PLC                            UK        135,926
    20,000   United Utilities PLC                              UK        279,309
                                                                    ------------
                                                                       5,604,728
                                                                    ------------

TOTAL STOCKS (Cost $41,859,330)                                       44,510,721
                                                                    ------------

                                                            Country    Value
Shares/Issuer  Security Description                           Code    (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES   2.9%

 1,337,156   Benchmark Funds-
               Diversified Assets Portfolio                    US   $  1,337,156
                                                                    ------------
TOTAL SHORT-TERM SECURITIES (Cost $1,337,156)                          1,337,156
                                                                    ------------
TOTAL INVESTMENTS (Cost $43,196,486), 99.0%                           45,847,877

OTHER ASSETS AND LIABILITIES, NET, 1.0%                                  455,221
                                                                    ------------
NET ASSETS, 100.0%                                                  $ 46,303,098
                                                                    ============

* Non-income producing securities
  The accompanying notes are an integral part of these financial statements.

                      FREMONT INTERNATIONAL SMALL CAP FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                            Country    Value
    Shares   Security Description                             Code    (Note 1)
--------------------------------------------------------------------------------

STOCKS   91.2%
BUSINESS EQUIPMENT & SERVICES   14.3%

    30,000   P4 Radio Hele Norge ASA                           NO   $    349,608
*    7,500   Investec-Consultoria Internacional, SA            PT        309,614
     1,160   PubliGroupe SA                                    SZ        301,198
                                                                    ------------
                                                                         960,420
                                                                    ------------
CONSUMER DURABLES   8.9%

    10,000   Kverneland ASA                                    NO        258,523
   105,000   McBride PLC                                       UK        344,201
                                                                    ------------
                                                                         602,724
                                                                    ------------
CONSUMER NON-DURABLES   3.4%

   584,000   Hung Hing Printing Group                          HK        226,108
                                                                    ------------
                                                                         226,108
                                                                    ------------
FINANCIAL SERVICES   3.9%

*   20,000   United Panam Financial Corp.                      US        265,000
                                                                    ------------
                                                                         265,000
                                                                    ------------
HEALTH CARE   14.3%

*   41,800   Physio-Control International Corp.                US        961,400
                                                                    ------------
                                                                         961,400
                                                                    ------------
RAW MATERIALS   14.6%

     6,250   Rinol AG                                          GM        278,396
     3,100   Lanna Lignite Public Co. Ltd.
              (Foreign Registered)                             TH         11,178
   175,000   Victrex PLC                                       UK        693,669
                                                                    ------------
                                                                         983,243
                                                                    ------------
RETAIL   8.3%

*    1,650   The Selecta Group                                 SZ        276,832
    45,000   Regent Inns PLC                                   UK        285,621
                                                                    ------------
                                                                         562,453
                                                                    ------------
TECHNOLOGY (COMPONENTS)   9.9%

   615,000   Electronic Resources Ltd.                         SG        668,014
                                                                    ------------
                                                                         668,014
                                                                    ------------
TECHNOLOGY (EQUIPMENT)   4.0%

*    7,500   Orbotech Ltd.                                     IS        270,938
                                                                    ------------
                                                                         270,938
                                                                    ------------
TECHNOLOGY (SOFTWARE)   9.6%

    70,000   JBA Holdings PLC                                  UK        643,913
                                                                    ------------
                                                                         643,913
                                                                    ------------

TOTAL STOCKS (Cost $6,096,563)                                         6,144,213
                                                                    ------------

                                                            Country    Value
Shares/Issuer  Security Description                           Code    (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES   13.2%

   890,037   Benchmark Funds-
               Diversified Assets Portfolio                    US   $    890,037
                                                                    ------------
TOTAL SHORT-TERM SECURITIES (Cost $890,037)                              890,037
                                                                    ------------
TOTAL INVESTMENTS (Cost $6,986,600), 104.4%                            7,034,250

OTHER ASSETS AND LIABILITIES, NET, (4.4)%                              (297,702)
                                                                    ------------
NET ASSETS, 100.0%                                                  $  6,736,548
                                                                    ============

* Non-income producing securities
  The accompanying notes are an integral part of these financial statements.

                         FREMONT EMERGING MARKETS FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                            Country    Value
    Shares   Security Description                             Code    (Note 1)
--------------------------------------------------------------------------------

STOCKS & CONVERTIBLE BONDS   97.0%
BUSINESS EQUIPMENT & SERVICES   1.8%

*   19,600   Mahanagar Telephone Nigam Ltd., GDR               IN   $    316,050
                                                                    ------------
                                                                         316,050
                                                                    ------------
CAPITAL GOODS   1.5%

   107,000   Cheung Kong Infrastructure Holding Ltd.           HK        271,349
                                                                    ------------
                                                                         271,349
                                                                    ------------
CONSUMER DURABLES   1.8%

 6,300,000   Tofas Turk Otomobil Fabrikasi                     TU        327,600
                                                                    ------------
                                                                         327,600
                                                                    ------------
CONSUMER NON-DURABLES   4.4%

   275,000   PT Daya Guna Samudera                             ID        248,688
    16,000   South Africa Breweries Ltd.                       SA        536,762
                                                                    ------------
                                                                         785,450
                                                                    ------------
CONSUMER SERVICES   5.0%

   481,500   PT Sonas Topas Tourism                            ID         32,694
*  229,900   Corporacion Interamericana de
               Entretenimiento SA (Series B)                   MX        863,868
                                                                    ------------
                                                                         896,562
                                                                    ------------
ENERGY   6.2%

    42,000   Shandong Huaneng Power Co. Ltd., ADR              CH        304,500
    20,800   Gazprom, ADR                                      RU        383,760
     6,200   Lukoil Holding, ADR                               RU        410,750
                                                                    ------------
                                                                       1,099,010
                                                                    ------------
FINANCIAL SERVICES   9.9%

    11,000   Banco Frances del Rio de la Plata SA, ADR         AR        319,688
    81,000   Bank Hapoalim Ltd.                                IS        216,912
   202,100   Bank Leumi Le-Israel                              IS        368,436
*   15,800   Bank Handlowy W. Warszawie                        PO        293,066
*  285,000   Bank Sinopac                                      TW        207,433
    12,400   HSBC Holdings PLC (Hong Kong Shares)              UK        353,668
                                                                    ------------
                                                                       1,759,203
                                                                    ------------
HEALTH CARE   6.0%

     3,400   Richter Gedeon                                    HU        362,100
    12,700   Ranbaxy Laboratories Ltd., GDR                    IN        314,325
*   45,050   Dar Al-Dawa Development and Investment            JO        386,233
                                                                    ------------
                                                                       1,062,658
                                                                    ------------
MISCELLANEOUS   1.3%

*   30,500   Saudi Arabia Investment Fund                      UK        234,850
                                                                    ------------
                                                                         234,850
                                                                    ------------
MULTI-INDUSTRY   2.1%

     6,200   Sasol Ltd.                                        SA         62,546
*  474,100   Phoenix Pulp & Paper Public Co. Ltd.              TH        304,383
                                                                    ------------
                                                                         366,929
                                                                    ------------
RAW MATERIALS   6.9%

    18,800   Petroleo Brasileiro SA, ADR                       BR        475,743
     4,630   Titan Cement Co. SA                               GR        396,318
    20,000   Pohang Iron & Steel Co. Ltd., ADR                 SK        356,250
                                                                    ------------
                                                                       1,228,311
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS   0.9%

*   21,000   Uralmash Zavody, ADR                              RU   $    168,000
                                                                    ------------
                                                                         168,000
                                                                    ------------
RETAIL   2.8%

*   18,375   Amika Wronki SA                                   PO        330,009
   250,000   Sawang Export Public Co. Ltd.                     TH        162,127
                                                                    ------------
                                                                         492,136
                                                                    ------------
SHELTER   5.5%

    42,000   Cheung Kong (Holdings) Ltd.                       HK        279,151
    80,000   New World Development Co. Ltd.                    HK        227,657
*   16,000   Exbud SA, GDR                                     PO        182,400
   243,000   Keppel Land Ltd.                                  SG        288,500
                                                                    ------------
                                                                         977,708
                                                                    ------------
TECHNOLOGY   17.5%

*   21,100   Crystal Systems Solutions                         IS        385,075
*  168,000   Legend Holdings Ltd.                              HK         72,091
*  130,000   Hana Microelectronics Public Co. Ltd.
              (Foreign Registered)                             TH        569,909
*  182,500   International Broadcasting Corporation
               Public Co. Ltd. (Foreign Registered)            TH        182,263
    59,000   Shinawatra Computer Public Co. Ltd.
               (Foreign Registered)                            TH        370,376
*  770,000   Netas Northern Electric
               Telekomunikasyon AS                             TU        286,440
*    8,000   Asustek Computer, Inc.                            TW        163,035
*  110,000   Compal Electronics                                TW        478,703
   $80,000   Orient Semiconductor Electronics Ltd.,
               Convertible  Bond, 1.500%, 02/26/03             TW         81,456
*   68,000   Siliconware Precision Industries Co.              TW        164,976
*   19,500   ForSoft Ltd.                                      US        358,314
                                                                    ------------
                                                                       3,112,638
                                                                    ------------
TRANSPORTATION   1.7%

 1,060,000   Zhejiang Expressway Co. Ltd.                      CH        255,817
*    3,910   Minoan Lines                                      GR         38,571
                                                                    ------------
                                                                         294,388
                                                                    ------------
UTILITIES (ELECTRIC)   5.0%

    12,000   Centrais Electricas Brasileiras SA, ADR           BR        269,575
*   12,600   Demasz RT, GDR                                    HU        219,870
*   12,300   Unified Energy Systems, GDR                       RU        405,901
                                                                    ------------
                                                                         895,346
                                                                    ------------
UTILITIES (TELECOMMUNICATIONS)   16.7%

     8,800   Telecomunicacoes Brasileiras SA, ADR              BR      1,071,950
 3,346,762   Telecomunicacoes de Sao Paulo SA
               (Preferred)                                     BR      1,132,759
*   11,900   Matav RT, ADR                                     HU        351,050
     7,300   Telefonos de Mexico SA (Class L), ADR             MX        413,363
                                                                    ------------
                                                                       2,969,122
                                                                    ------------

TOTAL INVESTMENTS (Cost $17,169,769), 97.0%                           17,257,310

OTHER ASSETS AND LIABILITIES, NET, 3.0%                                  527,678
                                                                    ------------
NET ASSETS, 100.0%                                                  $ 17,784,988
                                                                    ============

* Non-income producing securities
  The accompanying notes are an integral part of these financial statements.

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

STOCKS   87.5%
BUSINESS EQUIPMENT & SERVICES   18.4%

*  175,000   Able Telcom Holding Corp.                              $  2,176,562
*  149,200   AmeriLink Corp.                                           3,450,250
*  111,700   Arguss Holdings, Inc.                                     1,989,656
*   21,000   DA Consulting Group, Inc.                                   370,125
*  259,200   Hospitality Worldwide Services                            2,511,000
*  148,900   International Total Services, Inc.                        3,033,838
*  118,000   Market Facts, Inc.                                        2,714,000
*  304,100   NuCO2, Inc.                                               3,383,113
*  142,900   Pentacon, Inc.                                            1,893,425
*   87,800   Rental Service Corp.                                      2,551,687
*  455,500   Richey Electronics, Inc.                                  4,327,250
*   29,850   Specialty Teleconstructors, Inc.                          1,111,913
*  152,500   UOL Publishing, Inc.                                      1,658,437
*  323,900   Warrantech Corp.                                          2,125,593
                                                                    ------------
                                                                      33,296,849
                                                                    ------------
CAPITAL GOODS   6.4%

*   20,000   AFC Cable Systems, Inc.                                     695,000
*  290,600   AVTEAM, Inc.                                              3,123,950
*  316,300   Channell Commercial Corp.                                 3,657,219
*  181,300   IMPCO Technologies, Inc.                                  2,266,250
*  243,000   Miller Industries, Inc.                                   1,913,625
                                                                    ------------
                                                                      11,656,044
                                                                    ------------
CONSUMER DURABLES   0.1%

     5,200   Craftmade International, Inc.                                79,300
                                                                    ------------
                                                                          79,300
                                                                    ------------
CONSUMER NON-DURABLES   7.2%

*  130,600   Il Fornaio (America) Corp.                                1,763,100
*  112,000   RARE Hospitality International, Inc.                      1,456,000
*  182,500   Star Buffet, Inc.                                         2,920,000
*  172,100   Steven Madden Ltd.                                        1,753,269
*  345,000   Taco Cabana, Inc.                                         2,285,625
*   81,000   Tefron Ltd.                                               2,171,813
*   25,500   USANA, Inc.                                                 694,875
                                                                    ------------
                                                                      13,044,682
                                                                    ------------
CONSUMER SERVICES   9.2%

*  342,500   Alliance Gaming Corp.                                     1,616,172
*  138,500   American Classic Voyages Co.                              3,012,375
*  120,100   Cinar Films, Inc. (Class B)                               2,311,925
*  189,900   Movie Gallery, Inc.                                       1,519,200
*  163,500   Precision Auto Care, Inc.                                 1,757,625
*   66,700   Royal Olympic Cruise Lines, Inc.                          1,225,612
*   73,212   Saga Communications, Inc. (Class A)                       1,670,148
*   51,800   Servico, Inc.                                             1,010,100
*  109,800   Silverleaf Resorts, Inc.                                  2,607,750
                                                                    ------------
                                                                      16,730,907
                                                                    ------------

                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

ENERGY   1.9%

*   98,500   KTI, Inc.                                              $  1,822,250
*  142,160   TransCoastal Marine Services, Inc.                        1,634,840
                                                                    ------------
                                                                       3,457,090
                                                                    ------------
HEALTH CARE   6.3%

*   23,650   Advance Paradigm, Inc.                                      943,044
*  158,700   Cytyc Corp.                                               2,301,150
*  170,700   Del Global Technologies Corp.                             2,091,075
*   61,550   Gene Logic, Inc.                                            500,094
*  381,500   Genelabs Technologies, Inc.                               1,382,938
*   32,000   Horizon Medical Products, Inc.                              476,000
*  182,500   Intensiva Healthcare Corp.                                1,482,812
*   65,700   Monarch Dental Corp.                                      1,075,837
*   35,800   Perclose, Inc.                                            1,087,425
                                                                    ------------
                                                                      11,340,375
                                                                    ------------
RAW MATERIALS   1.1%

   155,600   Northern Technologies International                       1,293,425
*   78,000   Scheid Vineyards, Inc. (Class A)                            760,500
                                                                    ------------
                                                                       2,053,925
                                                                    ------------
RETAIL   10.4%

*   44,500   A.C. Moore Arts & Crafts, Inc.                              845,500
*  219,600   Chico's Fas, Inc.                                         2,031,300
   115,400   Delta Woodside Industries, Inc.                             699,612
*   83,200   Elder-Beerman Stores Corp.                                2,246,400
*   79,000   Finlay Enterprises, Inc.                                  2,162,625
*   55,800   Gadzooks, Inc.                                            1,464,750
*   99,300   Garden Ridge Corp.                                        1,899,112
*   10,000   Genesco, Inc.                                               169,375
*  173,700   Media Arts Group, Inc.                                    4,212,225
*  222,950   Successories, Inc.                                        1,226,225
*   66,000   Tractor Supply Co.                                        1,699,500
*    6,600   Urban Outfitters, Inc.                                      108,075
                                                                    ------------
                                                                      18,764,699
                                                                    ------------
TECHNOLOGY (COMPONENTS)   10.1%

*  118,700   Anaren Microwave, Inc.                                    2,151,438
*  237,600   Ancor Communcations, Inc.                                 1,425,600
*  320,200   Interlink Electronics, Inc.(a)                            1,601,000
*   41,300   Micrel, Inc.                                              1,621,025
*  457,700   Orckit Communications Ltd.                                9,468,669
*  347,500   Southwall Technologies, Inc.                              2,128,437
                                                                    ------------
                                                                      18,396,169
                                                                    ------------
TECHNOLOGY (EQUIPMENT)   2.0%

*  136,500   Barringer Technologies, Inc.                              1,638,000
*   88,900   Integrated Process Equipment Corp.                        1,616,869
*   56,100   Schmitt Industries, Inc.                                    350,626
                                                                    ------------
                                                                       3,605,495
                                                                    ------------

* Non-income producing securities
(a) Represents ownership of at least 5% of the voting securities of the issuer and is, therefore, and affiliate as defined in the Investment Company Act of 1940; See Note 2 "Notes to Financial Statements."
The accompanying notes are an integral part of these financial statements.

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (SOFTWARE)   14.4%

*  270,000   Acclaim Entertainment, Inc.                            $  2,058,750
*   43,000   Broadvision, Inc.                                           795,500
*   58,600   Credit Management Solutions, Inc.                           432,175
*   75,100   Document Sciences Corp.                                     246,422
*  136,600   Geoworks Corp.                                              648,850
*    5,300   Go2net, Inc.                                                143,100
*  314,800   ISG International Software Group Ltd.                     3,226,700
*  317,700   MDSI Mobile Data Solutions, Inc.                          4,844,925
*  164,500   OrCAD, Inc.                                               1,645,000
*  390,800   Peerless Systems Corp.                                    6,863,425
*   77,581   Peregrine Systems, Inc.                                   1,871,642
*   90,900   Template Software, Inc.                                   1,056,712
*   27,700   TSI International Software Ltd.                             609,400
*  571,400   V-One Corp.                                               1,678,488
                                                                    ------------
                                                                      26,121,089
                                                                    ------------

TOTAL STOCKS  (Cost $159,058,832)                                    158,546,624
                                                                    ------------

Face Amount/Issuer/Discount Rate/Stated Maturity
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES   11.6%

**     5,000,000   Sony Capital Corp., CP, 5.550%, 05/06/98            4,996,146
       5,000,000   International Telecommunications
                     Satellite Organization, CP, 5.520%, 05/04/98      4,997,700
**     5,000,000   Exxon Imperial U.S., Inc., CP 5.500%, 05/01/98      5,000,000
       6,000,000   Gannett Co., Inc., CP, 5.500%, 05/05/98             5,996,333
                                                                    ------------
TOTAL SHORT-TERM SECURITIES (Cost $20,990,179)                        20,990,179
                                                                    ------------
TOTAL INVESTMENTS (Cost $180,049,011), 99.1%                         179,536,803

OTHER ASSETS AND LIABILITIES, NET, 0.9%                                1,577,504
                                                                    ------------
NET ASSETS, 100.0%                                                  $181,114,307
                                                                    ============

 * Non-income producing securities
** These securities are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.
   The accompanying notes are an integral part of these financial statements.

                          FREMONT U.S. SMALL CAP FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

STOCKS   91.2%
BUSINESS EQUIPMENT & SERVICES   28.2%

*    1,300   CSG Systems International, Inc.                        $     59,150
*    4,600   IDT Corp.                                                   141,163
*    5,500   Kroll-O'Gara Co.                                            117,219
*      600   Metzler Group, Inc.                                          20,775
     3,400   National Data Corp.                                         138,762
*    4,000   Nova Corp.                                                  136,000
*   15,500   NuCO2, Inc.                                                 172,437
*    9,100   Pentacon, Inc.                                              120,575
*    9,500   PMT Services, Inc.                                          185,250
*    4,300   Rental Service Corp.                                        124,969
*    2,500   Specialty Teleconstructors, Inc.                             93,125
*    5,500   Superior Services, Inc.                                     178,750
*   18,400   TeleTech Holdings, Inc.                                     276,000
*    8,000   U.S. Office Products Co.                                    141,500
*    4,300   Wackenhut Corrections Corp.                                 112,337
                                                                    ------------
                                                                       2,018,012
                                                                    ------------
CAPITAL GOODS   3.9%

*   16,600   AVTEAM, Inc.                                                178,450
     3,200   Wabash National Corp.                                        98,800
                                                                    ------------
                                                                         277,250
                                                                    ------------
CONSUMER NON-DURABLES   3.7%

*   12,000   Consolidation Capital Corp.                                 264,750
                                                                    ------------
                                                                         264,750
                                                                    ------------
CONSUMER SERVICES   9.6%

*   11,850   American Classic Voyages Co.                                257,738
*    5,600   Cinar Films, Inc. (Class B)                                 107,800
*    6,000   Dollar Thrifty Automotive Group, Inc.                       113,250
*    3,400   Servico, Inc.                                                66,300
*    6,000   Silverleaf Resorts, Inc.                                    142,500
                                                                    ------------
                                                                         687,588
                                                                    ------------
FINANCIAL SERVICES   2.3%

     2,500   Executive Risk, Inc.                                        166,719
                                                                    ------------
                                                                         166,719
                                                                    ------------
HEALTH CARE   7.0%

*    6,500   Cytyc Corp.                                                  94,250
*    3,700   FPA Medical Management, Inc.                                 46,250
*    1,900   Henry Schein, Inc.                                           74,100
*   13,500   Orthodontic Centers of America, Inc.                        288,563
                                                                    ------------
                                                                         503,163
                                                                    ------------
RETAIL   11.0%

    18,100   Apple South, Inc.                                           285,075
*    5,000   Borders Group, Inc.                                         160,625
*    4,400   Garden Ridge Corp.                                           84,150
*   17,000   Rainforest Cafe, Inc.                                       257,656
                                                                    ------------
                                                                         787,506
                                                                    ------------
TECHNOLOGY (COMPONENTS)   7.4%

*    3,400   Micrel, Inc.                                                133,450
*   19,000   Orckit Communications Ltd.                                  393,063
                                                                    ------------
                                                                         526,513
                                                                    ------------

                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT)   10.6%

*   12,000   ANTEC Corp.                                            $    237,000
*    4,000   Integrated Process Equipment Corp.                           72,750
*   15,900   P-COM, Inc.                                                 313,031
*    5,300   REMEC, Inc.                                                 131,837
                                                                    ------------
                                                                         754,618
                                                                    ------------
TECHNOLOGY (SOFTWARE)   7.5%

*   11,100   ISG International Software Group Ltd.                       113,775
*   15,700   Peerless Systems Corp.                                      275,731
*    5,000   Rational Software Corp.                                      84,062
*    1,600   VeriSign, Inc.                                               61,401
                                                                    ------------
                                                                         534,969
                                                                    ------------

TOTAL STOCKS  (Cost $6,338,267)                                        6,521,088
                                                                    ------------

Shares/Issuer
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES   16.5%

 1,175,233   Benchmark Funds-Diversified Assets Portfolio              1,175,233
                                                                    ------------

TOTAL SHORT-TERM SECURITIES (Cost $1,175,233)                          1,175,233
                                                                    ------------
TOTAL INVESTMENTS (Cost $7,513,500), 107.7%                            7,696,321

OTHER ASSETS AND LIABILITIES, NET, (7.7)%                              (552,556)
                                                                    ------------
NET ASSETS, 100.0%                                                  $  7,143,765
                                                                    ============

* Non-income producing securities
  The accompanying notes are an integral part of these financial statements.

                              FREMONT SELECT FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

STOCKS   93.4%
BUSINESS EQUIPMENT & SERVICES   17.1%

*    4,400   Aspect Telecommunications Corp.                        $    126,500
     6,200   Diebold, Inc.                                               254,200
     6,400   Equifax, Inc.                                               247,600
     4,900   G & K Services, Inc. (Class A)                              197,225
*    4,800   Harbinger Corp.                                             174,600
                                                                    ------------
                                                                       1,000,125
                                                                    ------------
CONSUMER NON-DURABLES   3.8%

*    5,700   Owens-Illinois, Inc.                                        225,506
                                                                    ------------
                                                                         225,506
                                                                    ------------
CONSUMER SERVICES   3.1%
*    3,200   Jacor Communications, Inc.                                  182,000
                                                                    ------------
                                                                         182,000
                                                                    ------------
ENERGY   14.2%
     2,800   Devon Energy Corp.                                          111,650
     4,800   ENSCO International, Inc.                                   135,600
*    2,700   EVI, Inc.                                                   143,775
*    4,400   R&B Falcon Corp.                                            141,075
*    7,400   The Houston Exploration Co.                                 172,975
     2,300   Transocean Offshore, Inc.                                   128,512
                                                                    ------------
                                                                         833,587
                                                                    ------------
FINANCIAL SERVICES   12.7%

     4,400   ABN AMRO Holding NV                                         112,475
*   18,000   Anthracite Mortgage Capital, Inc.                           252,000
     1,600   CMAC Investment Corp.                                       103,300
     2,900   Fremont General Corp.                                       161,675
     1,800   Mercury General Corp.                                       116,550
                                                                    ------------
                                                                         746,000
                                                                    ------------
HEALTH CARE   15.4%

*    3,000   Biogen, Inc.                                                133,125
*    9,800   Forest Laboratories, Inc. (Class A)                         354,638
*    9,600   Ligand Pharmaceuticals                                      139,200
     5,000   United States Surgical Corp.                                157,500
*    2,100   Universal Health Services, Inc.                             120,881
                                                                    ------------
                                                                         905,344
                                                                    ------------
RAW MATERIALS   5.8%

*    5,200   Buckeye Technologies, Inc.                                  120,900
     3,800   Solutia, Inc.                                               107,825
*    5,400   W.R. Grace & Co.                                            109,688
                                                                    ------------
                                                                         338,413
                                                                    ------------
RETAIL   4.4%

*    6,400   Consolidated Stores Corp.                                   256,000
                                                                    ------------
                                                                         256,000
                                                                    ------------

                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY   16.9%

*    7,700   Hexcel Corp.                                           $    215,119
*    3,000   Peoplesoft, Inc.                                            139,500
*    1,400   Storage Technology Corp.                                    118,212
     2,200   Thiokol Corp.                                               118,525
*    8,700   Xilinx, Inc.                                                398,025
                                                                    ------------
                                                                         989,381
                                                                    ------------

TOTAL STOCKS  (Cost $5,182,933)                                        5,476,356
                                                                    ------------

Shares/Issuer
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES   6.7%

   395,347   Benchmark Funds-Diversified Assets Portfolio                395,347
                                                                    ------------

TOTAL SHORT-TERM SECURITIES (Cost $395,347)                              395,347
                                                                    ------------
TOTAL INVESTMENTS (Cost $5,578,280), 100.1%                            5,871,703

OTHER ASSETS AND LIABILITIES, NET, (0.1)%                                (5,176)
                                                                    ------------
NET ASSETS, 100.0%                                                  $  5,866,527
                                                                    ============

* Non-income producing securities
  The accompanying notes are an integral part of these financial statements.

                              FREMONT GROWTH FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

STOCKS   98.2%
BUSINESS EQUIPMENT & SERVICES   3.6%

*   35,300   American Business Information, Inc. (Class B)          $    503,025
    14,100   Aspect Telecommunications Corp.                             405,375
    19,800   Diebold, Inc.                                               811,800
     8,700   Equifax, Inc.                                               336,581
     6,800   G & K Services, Inc. (Class A)                              273,700
    15,100   Harbinger Corp.                                             549,263
   103,700   Waste Management, Inc.                                    3,473,950
                                                                    ------------
                                                                       6,353,694
                                                                    ------------
CAPITAL GOODS   3.5%

    27,300   Caterpillar, Inc.                                         1,554,394
    25,400   Emerson Electric Co.                                      1,616,075
    28,800   PACCAR, Inc.                                              1,710,000
         9   Raytheon Co. (Class A)                                          497
    10,800   W.W. Grainger, Inc.                                       1,176,525
                                                                    ------------
                                                                       6,057,491
                                                                    ------------
CONSUMER DURABLES   3.7%

    35,900   Chrysler Corp.                                            1,442,731
    35,900   Ford Motor Co.                                            1,644,669
    25,400   General Motors Corp.                                      1,711,325
    23,100   Goodyear Tire & Rubber Co.                                1,617,000
                                                                    ------------
                                                                       6,415,725
                                                                    ------------
CONSUMER NON-DURABLES   2.3%

    16,000   Campbell Soup Co.                                           821,000
    33,000   Fort James Corp.                                          1,637,625
*   12,400   Owens-Illinois, Inc.                                        490,575
    20,200   Quaker Oats Co.                                           1,050,400
                                                                    ------------
                                                                       3,999,600
                                                                    ------------
CONSUMER SERVICES   4.9%

    30,100   Disney (Walt) Co.                                         3,741,806
    22,000   Gannett Co., Inc.                                         1,494,625
*   10,300   Jacor Communications, Inc.                                  585,813
    21,000   The Times Mirror Co. (Class A)                            1,284,938
    23,200   Tribune Co.                                               1,531,200
*    1,600   Vlasic Foods International, Inc.                             36,900
                                                                    ------------
                                                                       8,675,282
                                                                    ------------
ENERGY   15.0%

    16,000   ENSCO International, Inc.                                   452,000
*    9,000   EVI, Inc.                                                   479,250
    62,100   Exxon Corp.                                               4,529,419
    22,700   Kerr-McGee Corp.                                          1,498,200
    36,800   Mobil Corp.                                               2,907,200
    43,800   Occidental Petroleum Corp.                                1,289,363
    31,400   Phillips Petroleum Co.                                    1,556,262
*   13,900   R&B Falcon Corp.                                            445,669
*    3,700   Santa Fe Energy Resources, Inc.                              38,156
    17,300   Schlumberger Ltd.                                         1,433,738
    27,800   Tenneco, Inc.                                             1,197,137

                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

ENERGY   (CONT.)

    34,200   Texaco, Inc.                                           $  2,103,300
    13,500   The Houston Exploration Co.                                 315,562
     3,600   Transocean Offshore, Inc.                                   201,150
    34,300   USX-Marathon Group                                        1,228,369
    16,700   Williams Cos., Inc.                                         528,137
                                                                    ------------
                                                                      26,305,612
                                                                    ------------
FINANCIAL SERVICES (BANKS)   13.9%

    14,400   ABN AMRO Holding NV                                         368,100
    23,500   Ahmanson (H.F.) & Co.                                     1,791,875
    27,000   Banc One Corp.                                            1,587,938
    30,600   BankAmerica Corp.                                         2,601,000
     9,700   Bankers Trust New York Corp.                              1,252,513
    16,100   Citicorp                                                  2,423,050
    16,700   First Chicago NBD Corp.                                   1,551,012
    49,700   First Hawaiian, Inc.                                      1,950,725
    22,000   First Union Corp.                                         1,328,250
    25,200   Mellon Bank Corp.                                         1,814,400
    28,400   NationsBank Corp.                                         2,151,300
    44,900   Norwest Corp.                                             1,781,969
    14,000   Republic New York Corp.                                   1,872,500
    22,600   Suntrust Banks, Inc.                                      1,840,487
                                                                    ------------
                                                                      24,315,119
                                                                    ------------
FINANCIAL SERVICES (OTHER)   9.6%

    23,100   Allstate Corp.                                            2,223,375
    29,775   American General Corp.                                    1,983,759
     9,408   Associates First Capital Corp.                              703,248
    17,000   Chubb Corp.                                               1,341,937
     5,200   CMAC Investment Corp.                                       335,725
    35,900   Federal Home Loan Mortgage Corp.                          1,662,619
     9,000   Fremont General Corp.                                       501,750
     4,400   General Re Corp.                                            983,675
    12,300   Mercury General Corp.                                       796,425
    26,600   Morgan Stanley, Dean Witter and Co.                       2,098,075
    49,200   Travelers Group, Inc.                                     3,010,425
    29,100   Travelers Property Casualty Corp.                         1,222,200
                                                                    ------------
                                                                      16,863,213
                                                                    ------------
HEALTH CARE   5.6%

    18,400   Baxter International, Inc.                                1,020,050
*    9,800   Biogen, Inc.                                                434,875
*   31,100   Forest Laboratories, Inc. (Class A)                       1,125,431
*   30,300   Ligand Pharmaceuticals                                      439,350
    32,700   Pharmacia & Upjohn, Inc.                                  1,375,444
*   88,200   Tenet Healthcare Corp.                                    3,301,987
    22,500   United Healthcare Corp.                                   1,580,625
    16,300   United States Surgical Corp.                                513,450
                                                                    ------------
                                                                       9,791,212
                                                                    ------------
MULTI-INDUSTRY   1.6%

    38,900   Allied-Signal, Inc.                                       1,704,306
    19,400   TRW, Inc.                                                 1,024,563
                                                                    ------------
                                                                       2,728,869
                                                                    ------------

* Non-income producing securities
  The accompanying notes are an integral part of these financial statements.

                              FREMONT GROWTH FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

RAW MATERIALS   4.2%

    21,100   Aluminum Co. of America                                $  1,635,250
*   20,400   Buckeye Technologies, Inc.                                  474,300
    15,700   Dow Chemical Co.                                          1,517,994
    81,000   Engelhard Corp.                                           1,711,125
    26,000   Goodrich (B.F.) Co.                                       1,399,125
    12,100   Solutia, Inc.                                               343,337
*   17,000   W.R. Grace & Co.                                            345,313
                                                                    ------------
                                                                       7,426,444
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS   0.6%

    22,373   Starwood Hotels and Resorts                               1,122,845
                                                                    ------------
                                                                       1,122,845
                                                                    ------------
RETAIL   4.6%

*   20,900   Consolidated Stores Corp.                                   836,000
*   29,500   Federated Department Stores, Inc.                         1,451,031
    35,700   McDonalds Corp.                                           2,208,937
    28,500   Penney (J.C.), Inc.                                       2,025,281
    27,400   Sears, Roebuck and Co.                                    1,625,163
                                                                    ------------
                                                                       8,146,412
                                                                    ------------
SHELTER   1.7%

    30,600   International Paper Co.                                   1,596,938
    19,400   Kimberly-Clark Corp.                                        984,550
*    9,100   Triangle Pacific Corp.                                      395,850
                                                                    ------------
                                                                       2,977,338
                                                                    ------------
TECHNOLOGY   9.7%

    31,100   AMP, Inc.                                                 1,222,619
    54,200   Boeing Co.                                                2,713,387
*   25,100   Hexcel Corp.                                                701,231
    39,800   International Business Machines Corp.                     4,611,825
    29,800   Motorola, Inc.                                            1,657,625
*   16,600   Parametric Technology Corp.                                 530,681
*    3,100   Peoplesoft, Inc.                                            144,150
    26,500   Rockwell International Corp.                              1,482,344
*    6,300   Storage Technology Corp.                                    531,956
     7,200   Thiokol Corp.                                               387,900
    18,500   United Technologies Corp.                                 1,821,094
*   27,800   Xilinx, Inc.                                              1,271,850
                                                                    ------------
                                                                      17,076,662
                                                                    ------------
TRANSPORTATION   1.7%

*   11,100   AMR Corp.                                                 1,691,363
    12,900   Burlington Northern Sante Fe                              1,277,100
                                                                    ------------
                                                                       2,968,463
                                                                    ------------
UTILITIES   12.0%

*   39,700   AirTouch Communications, Inc.                             2,109,062
    60,900   AT&T Corp.                                                3,657,806
    41,600   BellSouth Corp.                                           2,670,200
    29,200   Coastal Corp.                                             2,085,975
    48,600   Entergy Corp.                                             1,208,925

                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

UTILITIES   (CONT.)

    39,900   GPU, Inc.                                              $  1,581,038
    51,500   PG&E Corp.                                                1,667,312
    28,300   Texas Utilities Co.                                       1,132,000
    54,000   Unicom Corp.                                              1,876,500
*   72,000   WorldCom, Inc.                                            3,080,250
                                                                    ------------
                                                                      21,069,068
                                                                    ------------

TOTAL STOCKS (Cost $129,478,420)                                     172,293,049
                                                                    ------------

Shares/Face Amount/Issuer/Discount Rate/Stated Maturity
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES   1.7%

    18,569   Benchmark Funds-Diversified Assets Portfolio                 18,569
$2,700,000   Mitsui & Co. (U.S.A.), Inc.,
               CP, 5.570%, 05/01/98                                    2,700,000
+   55,000   U.S. Treasury Bill, 5.000%, 6/25/98                          54,580
+  210,000   U.S. Treasury Bill, 5.010%, 6/25/98                         208,393
+   60,000   U.S. Treasury Bill, 5.060%, 6/25/98                          59,536
                                                                    ------------

TOTAL SHORT-TERM SECURITIES (Cost $3,041,078)                          3,041,078
                                                                    ------------
TOTAL INVESTMENTS (Cost $132,519,498), 99.9%                         175,334,127

OTHER ASSETS AND LIABILITIES, NET, 0.1%                                  188,992
                                                                    ------------
NET ASSETS, 100.0%                                                  $175,523,119
                                                                    ============

* Non-income producing securities
+ On deposit with broker for initial margin on futures contracts (Note 1). The accompanying notes are an integral part of these financial statements.

                       FREMONT REAL ESTATE SECURITIES FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

STOCKS   87.0%
CONSUMER SERVICES   3.6%

*   27,000   Servico, Inc.                                          $    526,500
*   10,000   Station Casinos, Inc.                                       148,750
                                                                    ------------
                                                                         675,250
                                                                    ------------
REITs (APARTMENTS)   10.6%

     5,200   Amli Residential Properties Trust                           119,275
     5,000   Apartment Investment & Management Co.                       186,875
     6,000   Associated Estates Realty Corp.                             114,750
    13,000   Berkshire Realty Company, Inc.                              158,438
     9,000   Equity Residential Properties Trust                         442,125
     8,000   Essex Property Trust, Inc.                                  264,000
    15,000   Merry Land & Investment Co.                                 315,938
    24,000   Town and Country Trust, The                                 415,500
                                                                    ------------
                                                                       2,016,901
                                                                    ------------
REITs (COMMUNITY CENTERS)   10.7%

    38,000   IRT Property Co.                                            441,750
    36,400   Kranzco Realty Trust                                        650,650
    39,200   Malan Realty Investors, Inc.                                690,900
    30,000   Mark Centers Trust                                          243,750
                                                                    ------------
                                                                       2,027,050
                                                                    ------------
REITs (DIVERSIFIED)   9.0%

    14,800   Aegis Realty, Inc.                                          181,300
    22,000   Banyan Strategic Realty Trust                               137,500
     8,000   Boddie-Noell Properties, Inc.                               115,000
     1,900   Crescent Real Estate Equities Co.                            64,837
    17,000   Glenborough Realty Trust, Inc.                              455,813
     3,200   Pacific Gulf Properties, Inc.                                70,400
    17,000   Vornado Realty Trust                                        681,062
                                                                    ------------
                                                                       1,705,912
                                                                    ------------
REITs (HOTELS)   17.3%

    33,000   FelCor Suite Hotels, Inc.                                 1,155,000
    15,568   Patriot American Hospitality, Inc.                          393,092
    34,504   Starwood Hotels and Resorts Trust                         1,731,670
                                                                    ------------
                                                                       3,279,762
                                                                    ------------
REITs (INDUSTRIAL)   3.5%

    40,100   American Industrial Properties REIT                         516,288
     7,600   EastGroup Properties, Inc.                                  151,525
                                                                    ------------
                                                                         667,813
                                                                    ------------
REITs (OFFICE)   19.0%

    15,400   Arden Realty, Inc.                                          432,163
     5,000   Brandywine Realty Trust                                     113,750
     5,000   Cornerstone Properties, Inc.                                 90,000
    10,000   Corporate Office Properties Trust, Inc.                     105,625
     8,000   Equity Office Properties Trust                              227,500
    21,800   G & L Realty Corp.                                          386,950
     9,800   G & L Realty Corp. (Preferred A)                            246,225
     3,000   G & L Realty Corp. (Preferred B)                             74,812
    10,000   Highwoods Properties, Inc.                                  340,000
    35,000   Mack-Cali Realty Corp.                                    1,314,687
     8,000   Parkway Properties, Inc.                                    263,000
                                                                    ------------
                                                                       3,594,712
                                                                    ------------
REITs (OFFICE/INDUSTRIAL)   6.9%

    40,000   Prentiss Properties Trust                                 1,015,000
    12,400   Reckson Associates Realty Corp.                             303,800
                                                                    ------------
                                                                       1,318,800
                                                                    ------------

                                                                       Value
    Shares   Security Description                                     (Note 1)
--------------------------------------------------------------------------------

REITs (REGIONAL MALLS)   0.9%

     5,000   Simon DeBartolo Group, Inc.                            $    164,687
                                                                    ------------
                                                                         164,687
                                                                    ------------
REITs (TRIPLE NET LEASE)   1.6%

    11,500   Lexington Corporate Properties, Inc.                        166,750
     5,000   Realty Income Corp.                                         130,625
                                                                    ------------
                                                                         297,375
                                                                    ------------
SHELTER   3.9%

*   31,000   Catellus Development Corp.                                  552,187
*   13,000   Wellsford Real Properties, Inc.                             185,250
                                                                    ------------
                                                                         737,437
                                                                    ------------

TOTAL STOCKS (Cost $16,723,776)                                       16,485,699
                                                                    ------------

Shares/Issuer
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES   12.2%

 2,303,959   Benchmark Funds-Diversified Assets Portfolio              2,303,959
                                                                    ------------

TOTAL SHORT-TERM SECURITIES (Cost $2,303,959)                          2,303,959
                                                                    ------------
TOTAL INVESTMENTS (Cost $19,027,735), 99.2%                           18,789,658

OTHER ASSETS AND LIABILITIES, NET, 0.8%                                  146,053
                                                                    ------------
NET ASSETS, 100.0%                                                  $ 18,935,711
                                                                    ============
* Non-income producing securities
  The accompanying notes are an integral part of these financial statements.

                                FREMONT BOND FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                 Coupon      Maturity         Value
 Face Amount     Issuer                                                           Rate         Date          (Note 1)
----------------------------------------------------------------------------------------------------------------------

BONDS   122.2%
FIXED RATE AND ADJUSTABLE RATE MORTGAGE SECURITIES   40.3%
$      422,029   FHLMC............................................................6.500%     01/01/26       $  418,995
       190,239   FHLMC............................................................6.500%     03/01/26          188,872
       266,559   FHLMC............................................................6.500%     04/01/26          264,643
       198,998   FHLMC............................................................6.500%     05/01/26          197,568
       520,826   FHLMC............................................................8.250%     08/01/17          547,284
       223,044   FHLMC Gold Conv..................................................6.500%     04/01/26          221,441
       542,573   FHLMC Gold Conv..................................................6.500%     04/01/26          538,672
    10,000,000   FHLMC Gold TBA...................................................6.000%     06/10/28        9,671,875
     4,000,000   FHLMC Gold TBA...................................................6.500%     05/13/28        3,963,750
       546,545   FNMA.............................................................8.500%     05/01/25          571,479
       598,751   FNMA ARM.........................................................7.820%     11/01/23          618,863
++   1,761,144   GNMA.............................................................6.000%     01/15/24        1,704,453
++   4,138,428   GNMA.............................................................6.000%     01/15/24        4,005,213
        43,130   GNMA.............................................................6.500%     02/15/24           42,739
       898,712   GNMA.............................................................6.500%     03/15/24          890,570
        32,371   GNMA.............................................................6.500%     06/15/24           32,078
     2,924,134   GNMA.............................................................8.000%     06/15/25        3,032,883
     1,592,323   GNMA.............................................................8.000%     09/15/25        1,651,542
     1,811,351   GNMA ARM.........................................................7.000%     10/20/25        1,847,504
     1,220,406   GNMA II ARM......................................................7.000%     03/20/24        1,246,276
       297,021   GNMA II ARM......................................................7.000%     11/20/24          303,000
     2,567,049   GNMA II ARM......................................................7.000%     08/20/25        2,618,385
     2,400,821   GNMA II ARM......................................................7.000%     11/20/26        2,446,819
       207,757   GNMA II ARM......................................................7.375%     04/20/21          213,082
     3,500,000   GNMA TBA.........................................................6.500%     05/20/28        3,468,828
     5,000,000   GNMA TBA.........................................................8.000%     05/20/28        5,189,063
                                                                                                           -----------
                                                                                                            45,895,877
                                                                                                           -----------
COLLATERALIZED MORTGAGE OBLIGATIONS   31.1%

       480,861   Collateralized Mortgage Securities Corp. CMO, J-5Z, REMIC........7.985%     05/01/17          485,085
     1,678,093   FHLMC CMO, 1018 0Z, PAC-1 (11) REMIC.............................7.000%     11/15/20        1,701,504
     5,301,000   FHLMC CMO, FSPC Series T-011-A5, REMIC...........................6.500%     01/25/15        5,348,709
     8,000,000   FHLMC CMO, FSPC Series T-011-A6, REMIC...........................6.500%     09/25/18        8,000,000
    15,000,000   FNMA CMO, 1992-131KA, PAC(11) REMIC..............................8.000%     01/25/22       15,664,080
       200,000   FNMA CMO, 1993-11J, PAC REMIC....................................7.500%     02/25/08          208,998
     1,000,000   Morgan Stanley Mortgage Trust CMO, 40-8, PAC (11) REMIC..........7.000%     07/20/21        1,007,799
        61,953   Resolution Trust Corp. CMO, 1992-M4 A1 REMIC.....................8.000%     09/25/21           61,779
     3,000,000   Securitized Asset Sales, lnc. CMO, 1993-2A9, PAC (11) REMIC......6.200%     07/25/08        2,982,180
                                                                                                           -----------
                                                                                                            35,460,134
                                                                                                           -----------
CORPORATE BONDS   44.6%

     3,000,000   AT&T Capital Corp., 144A.........................................6.050%     04/01/99        2,997,690
     4,000,000   BankAmerica Corp., FRN...........................................5.700%     03/05/01        3,996,204
     2,000,000   Bankers Trust, FRN...............................................5.729%     01/30/02        1,994,700
     3,000,000   Beneficial Corp., FRN............................................5.614%     01/09/02        3,002,190
     5,000,000   Calenergy Co., Inc. (Step Bond).................................10.250%     01/15/04        5,362,500
     1,000,000   Citicorp, FRN....................................................5.715%     08/13/02          999,140
     2,000,000   Citicorp, FRN....................................................5.729%     11/12/02        2,000,040
       829,000   Delta Air Lines, Inc. (Sinking Fund Bond), 144A..................9.450%     02/14/06          930,461
     1,667,000   Delta Air Lines, Inc. (Sinking Fund Bond), 144A..................9.450%     02/26/06        1,872,191
     2,000,000   Ford Motor Credit, FRN...........................................5.750%     02/13/03        1,999,438
     3,000,000   Ford Motor Credit, FRN...........................................5.907%     03/05/01        3,004,581
     3,000,000   Ford Motor Credit, FRN...........................................5.815%     09/03/01        2,996,268
     2,000,000   Goldman Sachs Group, FRN, 144A...................................5.835%     11/24/00        2,000,380
     3,000,000   Goldman Sachs Group, FRN, 144A...................................5.855%     02/22/02        2,994,303
     2,000,000   Household Bank FSB...............................................5.848%     09/26/01        1,999,892
     2,000,000   Imperial Chemical PLC (Callable 09-05-98 @100)...................5.750%     12/05/98        1,999,400
     3,000,000   Salomon Inc......................................................5.732%     08/04/98        2,999,952
     2,500,000   Teleport Communications (Step Bond)..............................0.000%     07/01/07        2,143,750

++Securities pledged as collateral under reverse repurchase  agreement (Note 1).
  The accompanying notes are an integral part of these financial statements.

                                FREMONT BOND FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

   Shares/                                                                       Coupon      Maturity         Value
 Face Amount     Issuer                                                           Rate         Date          (Note 1)
----------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS   (CONT.)
$      225,000   Time Warner, Inc.................................................7.975%     08/15/04      $   240,431
       450,000   Time Warner, Inc.................................................8.110%     08/15/06          491,315
       450,000   Time Warner, Inc.................................................8.180%     08/15/07          495,153
     1,000,000   United Airlines.................................................10.670%     05/01/04        1,202,929
     3,000,000   Worldcom Inc.....................................................9.375%     01/15/04        3,165,000
                                                                                                           -----------
                                                                                                            50,887,908
                                                                                                           -----------
FOREIGN BONDS   6.2%

AUS$ 2,000,000   Australian Government...........................................10.000%     10/15/07        1,685,361
NZ$  1,500,000   Government of New Zealand........................................8.000%     04/15/04          863,528
NZ$  1,300,000   Government of New Zealand.......................................10.000%     03/15/02          780,563
US$  2,000,000   Republic of Argentina, FRN.......................................8.726%     04/10/05        2,010,000
US$  1,900,000   Republic of Argentina, FRN
                   (Callable Semi-annually in March or September @100)............6.625%     03/31/05        1,743,250
                                                                                                           -----------
                                                                                                             7,082,702
                                                                                                           -----------
STRIPPED MORTGAGE SECURITIES

     1,079,460   FNMA lnterest Only, 1994-27WB, PAC-1 REMIC.......................6.500%     06/25/14           26,806
                                                                                                           -----------
                                                                                                                26,806
                                                                                                           -----------

                 TOTAL BONDS (Cost $137,737,680)                                                           139,353,427
                                                                                                           -----------

OTHER SECURITIES   0.5%

        20,000   Long Island Lighting Co. (Convertible Preferred Stock)...........1.763%                       522,500
                                                                                                           -----------
                                                                                                               522,500
                                                                                                           -----------

                 TOTAL OTHER SECURITIES (Cost $486,000)                                                        522,500
                                                                                                           -----------
   Shares/                                                                      Discount
 Face Amount     Issuer                                                           Rate
----------------------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES   7.4%
     5,695,406   Benchmark Funds - Diversified Assets Portfolio......................................        5,695,406
#   $2,000,000   FHLMC, AN........................................................5.950%     06/19/98        1,999,871
+       40,000   U.S. Treasury Bill...............................................4.940%     07/23/98           39,544
+      110,000   U.S. Treasury Bill...............................................4.950%     07/23/98          108,745
+       25,000   U.S. Treasury Bill...............................................4.970%     07/23/98           24,714
+       50,000   U.S. Treasury Bill...............................................4.975%     06/25/98           49,620
+      290,000   U.S. Treasury Bill...............................................5.000%     07/23/98          286,657
+       70,000   U.S. Treasury Bill...............................................5.010%     06/25/98           69,465
+      110,000   U.S. Treasury Bill...............................................5.020%     06/25/98          109,156
                                                                                                          ------------

                    TOTAL SHORT-TERM SECURITIES (Cost $8,383,178)                                            8,383,178
                                                                                                          ------------
                    TOTAL INVESTMENTS (Cost $146,606,858), 130.1%                                          148,259,105

                    OTHER ASSETS AND LIABILITIES, NET, (30.1)%                                            (34,260,780)
                                                                                                          ------------
                    NET ASSETS, 100.0%                                                                    $113,998,325
                                                                                                          ============

# The rate  indicated  for these  securities  is the stated  coupon  rate.
+ On deposit with broker for initial margin on futures contracts (Note 1).
  The accompanying notes are an integral part of these financial statements.

                            FREMONT MONEY MARKET FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                Discount     Maturity         Value
 Face Amount     Issuer                                                           Rate         Date          (Note 1)
----------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER   93.5%
$  **5,000,000   ABB Treasury Center...........................................   5.480%     06/01/98     $  4,976,406
     5,000,000   Abbott Laboratories...........................................   5.470%     05/20/98        4,985,565
     5,000,000   Akzo Nobel, Inc...............................................   5.450%     05/26/98        4,981,076
     5,000,000   Alcatel Alsthom, Inc..........................................   5.500%     05/29/98        4,978,611
   **5,000,000   Allianz of America Finance Corp...............................   5.540%     07/20/98        4,938,444
     5,000,000   American Express Credit Corp..................................   5.470%     06/02/98        4,975,689
   **5,000,000   American General Corp.........................................   5.520%     05/22/98        4,983,900
     5,000,000   Archer Daniels Midland Co.....................................   5.500%     06/10/98        4,969,444
     5,000,000   Associates Corp. of North America.............................   5.520%     05/20/98        4,985,433
     5,000,000   Australian Wheat Board........................................   5.500%     07/01/98        4,953,403
     5,000,000   B.B.V. Finance (Delaware), Inc................................   5.460%     07/06/98        4,949,950
   **5,000,000   Baker Hughes, Inc.............................................   5.540%     07/09/98        4,946,908
     5,000,000   Banc One Corp.................................................   5.510%     05/13/98        4,990,817
     5,000,000   Banque ET Caisse D'Epargne DE L'Etat..........................   5.480%     07/20/98        4,939,111
     5,000,000   Bell Atlantic Financial Corp..................................   5.480%     05/26/98        4,980,972
     5,000,000   Boral Industries, Inc.........................................   5.600%     05/01/98        5,000,000
   **5,000,000   BTR Dunlop Finance, Inc.......................................   5.460%     08/14/98        4,920,375
     5,000,000   C.I.T. Group Holdings, Inc....................................   5.480%     06/04/98        4,974,122
     5,000,000   Caisse d'Amortissement de la Dette Sociale....................   5.610%     06/11/98        4,968,054
     5,000,000   Canadian Wheat Board..........................................   5.420%     05/11/98        4,992,472
     5,000,000   Cargill, Inc..................................................   5.460%     05/19/98        4,986,350
     5,000,000   Carolina Power & Light Co.....................................   5.450%     05/08/98        4,994,701
     5,000,000   Chevron UK Investment PLC.....................................   5.410%     06/12/98        4,968,442
     5,000,000   Clorox Co.....................................................   5.430%     05/06/98        4,996,229
   **5,000,000   Coca-Cola Co..................................................   5.470%     05/27/98        4,980,247
     5,000,000   Colgate-Palmolive Co..........................................   5.480%     05/12/98        4,991,628
     5,000,000   Columbia University, Trustees of..............................   5.500%     05/08/98        4,994,653
     5,000,000   Commonwealth Bank of Australia................................   5.420%     10/13/98        4,875,792
     5,000,000   Consolidation Coal Co.........................................   5.530%     05/18/98        4,986,943
     5,000,000   Daimler-Benz North America Corp...............................   5.520%     07/15/98        4,942,500
   **5,000,000   Dairy Investments (Bermuda) Ltd...............................   5.440%     05/19/98        4,986,400
     5,000,000   Disney (Walt) Co..............................................   5.460%     05/27/98        4,980,283
     5,000,000   Dresdner U.S. Finance, Inc. ..................................   5.450%     07/06/98        4,950,042
     5,000,000   Du Pont (E.I.) de Nemours & Co................................   5.370%     07/07/98        4,950,029
     5,000,000   Eastman Kodak.................................................   5.500%     05/04/98        4,997,708
     5,000,000   Eksportfinans ASA.............................................   5.480%     07/27/98        4,933,783
     5,000,000   Electricite de France.........................................   5.430%     07/13/98        4,944,946
     5,000,000   Elf Aquitane Finance SA.......................................   5.480%     06/02/98        4,975,644
     5,000,000   Export Development Corp.......................................   5.500%     05/04/98        4,997,708
   **5,000,000   Exxon Imperial U.S., Inc......................................   5.500%     05/07/98        4,995,417
     5,000,000   Ford Motor Credit Corp........................................   5.450%     05/08/98        4,994,701
     5,000,000   Gannett Co., Inc..............................................   5.480%     06/05/98        4,973,361
     5,000,000   General Electric Capital Corp.................................   5.370%     08/28/98        4,911,246
   **5,000,000   Glaxo Wellcome Holdings PLC...................................   5.400%     05/21/98        4,985,000
     5,000,000   General Motors Acceptance Corp................................   5.450%     06/08/98        4,971,236
     5,000,000   Goldman Sachs & Co............................................   5.630%     05/08/98        4,994,526
     5,000,000   Halifax Building Society......................................   5.520%     05/05/98        4,996,933
   **5,000,000   Heinz (H.J.) & Co.............................................   5.490%     05/27/98        4,980,175
     5,000,000   Henkel Corp...................................................   5.430%     05/04/98        4,997,738
     5,000,000   Hershey Foods Corp............................................   5.410%     05/01/98        5,000,000
     5,000,000   Hitachi America Ltd...........................................   5.400%     07/20/98        4,940,000
     5,000,000   International Business Machines Credit Corp...................   5.490%     06/01/98        4,976,363
     5,000,000   International Telecommunications Satellite Organization.......   5.500%     05/07/98        4,995,417
     5,000,000   John Deere Capital Corp.......................................   5.400%     05/01/98        5,000,000
   **5,000,000   Johnson Controls, Inc.........................................   5.500%     05/27/98        4,980,139
     5,000,000   Lucent Technologies, Inc......................................   5.490%     05/28/98        4,979,413
   **5,000,000   Marsh & McLennan Cos., Inc....................................   5.390%     09/11/98        4,900,435
     5,000,000   Merrill Lynch & Co., Inc......................................   5.470%     07/14/98        4,943,781
     5,000,000   MetLife Funding, Inc..........................................   5.460%     06/09/98        4,970,425

** These securities are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.
    The accompanying notes are an integral part of these financial statements.

                            FREMONT MONEY MARKET FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                Discount     Maturity         Value
 Face Amount     Issuer                                                           Rate         Date          (Note 1)
----------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER   (CONT.)
$    5,000,000   Mitsubishi International Corp.................................   5.510%     07/13/98     $  4,944,135
     5,000,000   Mitsui & Co. (U.S.A.), Inc....................................   5.540%     05/29/98        4,978,456
     5,000,000   Morgan (J.P.) & Co., Inc......................................   5.390%     07/10/98        4,947,597
     5,000,000   National Rural Utilities Cooperative Finance Corp.............   5.490%     05/07/98        4,995,425
   **5,000,000   Novartis Finance Corp.........................................   5.480%     05/28/98        4,979,450
     5,000,000   PACCAR Financial Corp.........................................   5.500%     05/05/98        4,996,944
   **5,000,000   Panasonic Finance America.....................................   5.430%     09/04/98        4,904,975
   **5,000,000   Pearson, Inc..................................................   5.520%     05/04/98        4,997,700
   **5,000,000   Petrofina Delaware, Inc.......................................   5.510%     05/27/98        4,980,103
     5,000,000   Province British Columbia.....................................   5.450%     06/09/98        4,970,479
   **5,000,000   Queen's Health Systems........................................   5.500%     05/18/98        4,987,014
     5,000,000   Rabobank Nederland............................................   5.400%     09/14/98        4,898,000
     5,000,000   Repsol International Finance BV...............................   5.520%     06/03/98        4,974,883
   **5,000,000   Rexam PLC.....................................................   5.480%     06/19/98        4,962,706
     5,000,000   Rio Tinto America, Inc........................................   5.430%     05/01/98        5,000,000
     5,000,000   Royal Bank of Canada..........................................   5.380%     07/28/98        4,934,244
   **5,000,000   Rubbermaid, Inc...............................................   5.500%     06/10/98        4,969,444
     5,000,000   Sharp Electronics Corp........................................   5.510%     06/10/98        4,969,389
     5,000,000   Siemens Capital Corp..........................................   5.380%     05/29/98        4,979,078
     2,000,000   Sonoco Products, Inc..........................................   5.530%     05/01/98        2,000,000
   **5,000,000   St. Paul Cos., Inc............................................   5.420%     05/22/98        4,984,192
     5,000,000   Stanford, Leland Junior University............................   5.400%     01/04/99        4,814,000
     5,000,000   Sweden, Kingdom of............................................   5.380%     12/02/98        4,839,347
   **5,000,000   Swiss Re Financial Products...................................   5.500%     07/27/98        4,933,542
     5,000,000   Toshiba Capital (Asia) Ltd....................................   5.530%     05/18/98        4,986,943
     5,000,000   Toyota Motor Credit Corp......................................   5.510%     05/05/98        4,996,939
     5,000,000   Transamerica Finance Corp.....................................   5.560%     05/13/98        4,990,733
   **5,000,000   TRW, Inc......................................................   5.520%     05/27/98        4,980,067
   **5,000,000   Unilever Capital Corp.........................................   5.380%     06/05/98        4,973,847
     5,000,000   USAA Capital Corp.............................................   5.450%     07/17/98        4,941,715
     5,000,000   Wool International............................................   5.440%     06/18/98        4,963,733
     5,000,000   Xerox Corp....................................................   5.470%     06/10/98        4,969,611
     5,000,000   Yale University...............................................   5.480%     06/26/98        4,957,378
                                                                                                          ------------

                 TOTAL COMMERCIAL PAPER (Cost $454,013,155)                                                454,013,155
                                                                                                          ------------

      Shares/                                                                      Coupon
 Face Amount     Issuer                                                             Rate
-------------------------------------------------------------------------------------------------------------------

OTHER SHORT-TERM SECURITIES   9.7%
     2,265,107   Benchmark Funds-Diversified Assets Portfolio........................................        2,265,107
$    5,000,000   Abbey National Treasury Services, Inc., YCD...................   5.875%     12/22/98        5,009,743
     5,000,000   Deutsche Bank NY, YCD.........................................   5.700%     03/30/99        4,997,817
    10,000,000   FHLB, AN......................................................   5.435%     02/02/99        9,987,698
    10,000,000   FHLB, AN......................................................   5.579%     01/27/99        9,997,680
    10,000,000   FNMA, AN......................................................   5.570%     03/05/99        9,997,131
     5,000,000   International Lease Finance Corp., Corp. Bond.................   5.500%     01/15/99        4,992,282
                                                                                                          ------------

                 TOTAL OTHER SHORT-TERM SECURITIES (Cost $47,247,458)                                       47,247,458
                                                                                                          ------------
                 TOTAL INVESTMENTS (Cost $501,260,613), 103.2%                                             501,260,613

                 OTHER ASSETS AND LIABILITIES, NET, (3.2)%                                                (15,633,000)
                                                                                                          ------------
                 NET ASSETS, 100.0%                                                                       $485,627,613
                                                                                                          ============

** These securities are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.
    The accompanying notes are an integral part of these financial statements.

                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                 Coupon      Maturity         Value
 Face Amount     Issuer                                                           Rate         Date          (Note 1)
----------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS   92.5%
   $ 1,000,000   City of Anaheim, Public Finance Authority Revenue Bond,
                   Anaheim Electric Utility Projects............................  5.600%     10/01/16      $ 1,026,340
     1,000,000   Big Bear Area Regional Wastewater Agency, California Revenue...  5.000%     04/01/10        1,015,100
     1,000,000   California State Dept. of Veterans Affairs,
                   Home Purchase Revenue 1991 Ser. A............................  6.450%     08/01/00        1,034,330
       500,000   California State Dept. of Water Resources,
                   Central Valley Project Revenue...............................  4.800%     12/01/07          506,740
     1,000,000   California State Dept. of Water Resources,
                   Central Valley Project Revenue Ser. H........................  6.400%     12/01/00        1,061,800
     1,000,000   California State Public Works Board,
                   Lease Revenue Refunding, Trustees of
                   The California State University, 1995 Ser. B.................  5.600%     04/01/06        1,065,710
     1,000,000   California State Public Works Board, Lease Revenue
                   Dept. of Corrections, Prison D...............................  5.100%     06/01/06        1,029,900
     1,000,000   Contra Costa Transportation Authority,
                   Sales Tax Revenue 1991 Ser. A................................  6.400%     03/01/01        1,060,510
     1,000,000   Contra Costa Water Authority, Water Treatment
                   Revenue Refunding 1993 Ser. A (FGIC Insured).................  5.300%     10/01/05        1,046,410
     1,000,000   Contra Costa Water District,
                   Water Revenue Ser. F (FGIC Insured)..........................  5.250%     10/01/08        1,035,180
     1,000,000   East Bay CA MUD, Water System Subordinated Revenue Ser. 1994...  8.500%     06/01/98        1,003,840
     1,000,000   City of Fairfield, Water Revenue (AMBAC Insured)...............  5.250%     04/01/14        1,007,680
     1,225,000   City of Industry, Urban Development
                   Agency Tax Allocation (MBIA Insured).........................  5.250%     05/01/12        1,248,998
     1,000,000   City of Irvine, Assessment District No. 89-10,
                   Limited Obligation Refunding Improvement (MBIA Insured)......  4.200%     09/02/05          982,350
     1,000,000   City of Los Angeles, Convention & Exhibition Center Authority,
                   Lease Revenue Bonds Refunding Ser. A.........................  5.200%     08/15/09        1,030,000
     1,500,000   City of Los Angeles, Wastewater System
                   Revenue Ser. A (MBIA Insured)................................  5.000%     12/01/11        1,513,080
     1,000,000   City of Los Angeles, Wastewater System
                   Revenue Ser. B (MBIA Insured)................................  5.700%     06/01/23        1,028,670
     1,000,000   Los Angeles Dept. of Water & Power, Electric Plant Revenue.....  4.700%     10/15/06        1,007,990
     1,000,000   Los Angeles Dept. of Water & Power,
                   Electric Plant Revenue Refunding.............................  5.500%     09/01/07        1,053,530
     1,000,000   Los Angeles Dept. of Water & Power,
                   Waterworks Revenue Refunding.................................  5.625%     04/15/08        1,054,340
     1,000,000   Los Angeles County Public Works Finance Authority,
                   Lease Revenue Ser. B (MBIA Insured)..........................  5.250%     09/01/09        1,045,390
       500,000   Los Angeles County Public Works Finance Authority,
                   Regional Park and Open Space District, Ser. A................  5.000%     10/01/04          516,885
     1,000,000   Los Angeles County Public Works Finance Authority,
                   Regional Park and Open Space District, Ser. A................  5.000%     10/01/16          967,230
       750,000   Los Angeles County Sanitation District
                   Finance Authority, 1993 Ser. A...............................  5.250%     10/01/06          783,195
     1,000,000   M-S-R Public Power Agency, San Juan Project Revenue Ser. F.....  5.650%     07/01/03        1,062,390
     1,000,000   Metropolitan Water District of Southern California,
                   Waterworks GO Refunding 1993 Ser. A..........................  5.250%     03/01/05        1,047,850
     1,000,000   Modesto High School District, 1993 GO Refunding (FGIC Insured).  5.300%     08/01/04        1,050,890
     1,000,000   Modesto Irrigation District Finance Authority,
                   Domestic Water Project Revenue 1992 Ser. A (AMBAC Insured)...  5.650%     09/01/03        1,069,950
     1,000,000   Northern California Power Agency,
                   Geothermal Project #3 Revenue Ser. A.........................  5.600%     07/01/06        1,042,490
     1,000,000   Orange County Transportation Authority, Measure M
                   Sales Tax Revenue First Ser. 1992............................  6.000%     02/15/06        1,090,040
     1,000,000   Orange County Transportation Authority, Measure M
                   Sales Tax Revenue Second Senior Ser. 1994 (FGIC Insured).....  5.000%     02/15/08        1,028,000
       500,000   Orange County Water District, COP 1990 Project A...............  6.500%     08/15/98          503,810
       500,000   City of Pasadena, Electric Works Revenue Ser. 1990.............  6.500%     08/01/99          516,480
       500,000   City of Pasadena, GO Refunding Police and Jail Building 1993...  5.000%     06/01/07          508,025
     1,000,000   Rancho Cucamonga RDA, 1994 Tax
                   Allocation Refunding (MBIA Insured)..........................  5.000%     09/01/07        1,025,230
     1,000,000   City of Riverside, Electric Revenue 1991.......................  6.100%     10/01/00        1,046,990
     1,000,000   City of Riverside, Electric Revenue Refunding 1993.............  5.000%     10/01/06        1,025,500
     1,000,000   City of Riverside, Electric Revenue
                   Refunding 1993 (AMBAC Insured)...............................  5.000%     10/01/13          989,370
     1,000,000   Sacramento MUD, Electric Revenue 1991 Ser. Y...................  6.250%     09/01/00        1,049,870
     2,000,000   Sacramento MUD, Electric Revenue 1997 Ser. L...................  5.125%     07/01/15        1,991,940

The accompanying notes are an integral part of these financial statements.

                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 Coupon      Maturity         Value
 Face Amount     Issuer                                                           Rate         Date          (Note 1)
----------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS   (CONT.)
 $   1,000,000   Sacramento County Sanitation District Finance Authority,
                   Revenue Bond (MBIA Insured)..................................  5.000%     12/01/08     $  1,022,760
     1,000,000   Sacramento County Sanitation District Finance Authority,
                   Revenue Bond (MBIA Insured)..................................  5.125%     12/01/13          995,180
     1,000,000   San Bernardino County Transportation Authority,
                   Sales Tax Revenue 1992 Ser. A (FGIC Insured).................  6.000%     03/01/03        1,073,590
     1,000,000   City and County of San Francisco International Airport,
                   Revenue Second Ser. Issue 1 (AMBAC Insured)..................  6.100%     05/01/03        1,080,250
     1,000,000   City and County of San Francisco RDA, Lease Revenue Ser. 1991
                   (George R. Moscone Convention Center) (AMBAC Insured)........  6.200%     10/01/00        1,050,210
     1,000,000   City and County of San Francisco RDA,
                   Tax Allocation 1997 Ser. B...................................  5.700%     08/01/14        1,023,420
     1,000,000   City and County of San Francisco Sewer,
                   Revenue Refunding Ser. 1992 (AMBAC Insured)..................  5.800%     10/01/05        1,069,550
     1,000,000   City of San Jose, Finance Authority (Convention Center
                   Refunding Project) 1993 Ser. C (MBIA Insured)................  5.750%     09/01/03        1,057,160
     1,000,000   Santa Margarita/Dana Point Authority
                   Orange County, Revenue Bond Ser. A...........................  5.375%     08/01/04        1,053,280
     1,000,000   Santa Monica-Malibu Unified School District,
                   Public School Facilities Reconstruction Projects.............  5.500%     08/01/18        1,011,220
     1,000,000   Southern California Public Power Authority,
                   Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured).....  4.750%     07/01/08        1,006,670
     1,000,000   Southern California Public Power Authority,
                   Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured).....  4.750%     07/01/09        1,001,950
     1,000,000   Southern California Public Power Authority,
                   Palo Verde Power Projects Revenue 1993 Ser. A................  5.100%     07/01/06        1,051,890
       500,000   City of Stockton, 1990 Wastewater System
                   Project COP (AMBAC Insured)..................................  6.700%     09/01/98          504,785
       500,000   City of Stockton, 1990 Wastewater System
                   Project COP (AMBAC Insured)..................................  6.800%     09/01/99          509,890
     1,250,000   City of Stockton, Wastewater System Project Ser. A.............  4.125%     09/01/06        1,211,738
     1,000,000   University of California, Housing System
                   Revenue 1993 Ser. A (MBIA Insured)...........................  5.500%     11/01/08        1,053,970
       500,000   University of California, Research Facilities
                   Revenue 1995 Ser. C (AMBAC Insured)..........................  5.100%     09/01/07          515,700
     1,000,000   West & Central Basin Finance Authority, West Basin
                   Water Revenue Refunding Project (AMBAC Insured)..............  5.125%     08/01/06        1,035,740
     1,000,000   City of Whittier, Solid Waste Revenue Ser. A (AMBAC Insured)...  5.375%     08/01/14        1,013,550
     1,500,000   Yucaipa School Facilities Finance Authority,
                   1995 Sweetwater Refunding (MBIA Insured).....................  6.000%     09/01/10        1,594,259
                                                                                                           -----------

              TOTAL MUNICIPAL BONDS (Cost $58,524,548)                                                      61,110,785
                                                                                                           -----------

    Shares/
Face Amount   Issuer
----------------------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES   4.7%
       995,551   Provident Institutional Fund: Municipal Fund
                   for California Investors, Inc................................                               995,551

   $ 2,100,000   Marin County, Tax and Revenue Anticipation Notes, 1997 Ser. L..  4.500%     07/31/98        2,103,024
                                                                                                           -----------

              TOTAL SHORT-TERM SECURITIES (Cost $3,099,080)                                                  3,098,575
                                                                                                           -----------
              TOTAL INVESTMENTS (Cost $61,623,628), 97.2%                                                   64,209,360

              OTHER ASSETS AND LIABILITIES, NET, 2.8%                                                        1,884,941
                                                                                                           -----------
              NET ASSETS, 100.0%                                                                           $66,094,301
                                                                                                           ===========

The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.

Country Diversification, Portfolio Abbreviations and Currency Abbreviations - April 30, 1998 (Unaudited)
----------------------------------------------------------------------------------------------------------

COUNTRY DIVERSIFICATION

Country   Country                           International    International      Emerging
  Code      Name               Global          Growth          Small Cap         Markets             Bond
----------------------------------------------------------------------------------------------------------
    AR     Argentina            2.1%                -                 -             1.8%                 -
    AS     Austria              0.6%                -                 -                -                 -
    AU     Australia            0.1%             5.1%                 -                -              1.5%
    BE     Belgium              0.3%                -                 -                -                 -
    BR     Brazil                  -             1.3%                 -            17.0%                 -
    CH     China                   -                -                 -             3.2%                 -
    CL     Chile                0.1%                -                 -                -                 -
    CN     Canada               2.9%             7.3%                 -                -                 -
    DK     Denmark              0.2%                -                 -                -                 -
    FI     Finland              0.5%             3.9%                 -                -                 -
    FR     France               4.4%             6.6%              0.1%                -                 -
    GM     Germany              4.4%             6.6%              4.1%                -                 -
    GR     Greece                  -                -                 -             2.5%                 -
    HK     Hong Kong            0.4%             3.4%              3.4%             4.8%                 -
    HU     Hungary                 -                -                 -             5.3%                 -
    ID     Indonesia            0.1%                -                 -             1.6%                 -
    IN     India                0.1%                -                 -             3.5%                 -
    IR     Ireland              0.8%                -                 -                -                 -
    IS     Israel                  -                -              4.0%             7.5%                 -
    IT     Italy                0.6%             4.0%                 -                -                 -
    JP     Japan                1.5%            17.0%                 -                -                 -
    JO     Jordan                  -                -                 -             2.2%                 -
    MX     Mexico               0.7%             2.0%                 -             7.2%                 -
    MY     Malaysia             0.2%                -                 -                -                 -
    NL     Netherlands          1.9%             5.3%                 -                -                 -
    NO     Norway               0.1%             0.8%              5.1%                -                 -
    NZ     New Zealand          0.2%                -                 -                -              1.4%
    PE     Peru                 0.1%                -                 -                -                 -
    PH     Philippines          0.1%             0.7%                 -                -                 -
    PO     Poland                  -                -                 -             4.5%                 -
    PT     Portugal             0.2%             0.7%              4.6%                -                 -
    RU     Russia                  -                -                 -             7.7%                 -
    SA     South Africa            -             1.3%                 -             3.4%                 -
    SG     Singapore            0.3%             0.7%              9.9%             1.6%                 -
    SK     South Korea          0.5%                -                 -             2.0%                 -
    SP     Spain                2.5%             1.8%                 -                -                 -
    SW     Sweden               1.4%             6.8%                                  -                 -
    SZ     Switzerland          1.4%             5.6%              8.6%                -                 -
    TH     Thailand                -                -              0.6%             8.9%                 -
    TU     Turkey                  -                -                 -             3.5%                 -
    TW     Taiwan               0.1%             0.7%                 -             6.7%                 -
    UK     United Kingdom       7.6%            14.5%             28.9%             3.3%                 -
    US     United States       63.6%             3.9%             30.7%             1.8%             97.1%
                              ------           ------            ------           ------            ------
           Total              100.0%           100.0%            100.0%           100.0%            100.0%
                              ======           ======            ======           ======            ======

The Fremont Funds not listed above include 100% domestic securities in their respective portfolios.

PORTFOLIO ABBREVIATIONS

ADR      American Depository Receipt
AMBAC    American Municipal Bond Assurance Corp.
AN       Agency Note
ARM      Adjustable Rate Mortgage
CMO      Collateralized Mortgage Obligation
COP      Certificates of Participation
CP       Commercial Paper
FFCB     Federal Farm Credit Bank
FGIC     Financial Guaranty Insurance Corp.
FHLB     Federal Home Loan Bank
FHLMC    Federal Home Loan Mortgage Corp.
FNMA     Federal National Mortgage Association
FRN      Floating Rate Note
FSB      Federal Savings Bank
FSPC     FHLMC Structured Pass-Thru Certificates
GDR      Global Depository Receipt
GDS      Global Depository Shares
GNMA     Government National Mortgage Association
GO       General Obligation
MBIA     Municipal Bond Investor Assurance Corp.
MUD      Municipal Utility District
PAC      Planned Amortization Class
RDA      Redevelopment Agency
REIT     Real Estate Investment Trust
REMIC    Real Estate Mortgage Investment Conduit
TBA      To Be Announced
YCD      Yankee Certificate of Deposit

CURRENCY ABBREVIATIONS

ATS      Austrian Schilling
AUS$     Australian Dollar
CAN$     Canadian Dollar
DM       German Deutschemark
ESP      Spanish Peseta
FF       French Franc
IEP      Irish Punt
NLG      Netherlands Guilder
NZ$      New Zealand Dollar
SEK      Swedish Krona
(pound)  British Pound
US$      U.S. Dollar

The accompanying notes are an integral part of these financial statements.

                      This page left blank intentionally.

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                         International  International   Emerging        U.S.
                                               Global        Growth       Small Cap      Markets      Micro-Cap
                                                Fund          Fund          Fund          Fund          Fund
                                              -----------------------------------------------------------------
Assets:
   Investments in securities at cost          $ 616,402     $  43,196     $   6,987     $  17,170     $ 180,049
                                              =========     =========     =========     =========     =========
   Investments in securities at
     value (Note 1)                             716,749        45,848         7,034        17,257       179,537
   Cash                                               1            --             2            --            --
   Dividends and interest receivable              6,023           170            31            93             1
   Receivable for securities sold                 2,413            73            24           397         5,915
   Receivable from management company                --            --            --             1            --
   Receivable from sale of fund shares            1,001           490             7           119         4,043
   Variation margin receivable                       --            --            --            --            --
   Unrealized appreciation on foreign
     currency contracts (Note 1)                    604             7            --            --            --
   Prepaid expense                                    5            --            --            --            --
   Unamortized organization costs (Note 3)           --            --            --            14            --
                                              ---------     ---------     ---------     ---------     ---------
      Total assets                              726,796        46,588         7,098        17,881       189,496
                                              ---------     ---------     ---------     ---------     ---------
Liabilities:
   Bank overdraft                                    --            --            --            44         1,607
   Payable for securities purchased               7,446           215           352            13         6,023
   Payable for fund shares redeemed                 833            --             1            14           477
   Unrealized depreciation on foreign
     currency contracts (Note 1)                  1,804            13            --            --            --
   Accrued expenses:
      Investment advisory, administrative
        and distribution fees                       456            50             8            17           275
      Other                                         173             7            --             8            --
                                              ---------     ---------     ---------     ---------     ---------
      Total liabilities                          10,712           285           361            96         8,382
                                              ---------     ---------     ---------     ---------     ---------
Net assets                                    $ 716,084     $  46,303     $   6,737     $  17,785     $ 181,114
                                              =========     =========     =========     =========     =========
Net assets consist of:
   Paid in capital                            $ 602,322     $  39,935     $   8,987     $  18,731     $ 159,261
   Undistributed net investment
     income (loss)                                1,800           106          (162)           83          (935)
   Unrealized appreciation (depreciation)
     on investments                             100,347         2,651            48            88          (512)
   Unrealized depreciation on foreign
     currency contracts and other
     assets and liabilities                      (1,196)          (10)           (1)           (1)           --
   Accumulated net realized gain (loss)          12,811         3,621        (2,135)       (1,116)       23,300
                                              ---------     ---------     ---------     ---------     ---------
Net assets                                    $ 716,084     $  46,303     $   6,737     $  17,785     $ 181,114
                                              =========     =========     =========     =========     =========
Shares of capital stock outstanding              47,174         4,052           856         1,842         8,098
                                              =========     =========     =========     =========     =========
Net asset value per share                     $   15.18     $   11.43     $    7.87     $    9.65     $   22.36
                                              =========     =========     =========     =========     =========

                                                                                         Real
                                                U.S.                                    Estate
                                              Small Cap      Select        Growth     Securities
                                                Fund          Fund          Fund         Fund
                                              --------------------------------------------------
Assets:
   Investments in securities at cost          $   7,514     $   5,578     $ 132,519    $  19,028
                                              =========     =========     =========    =========
   Investments in securities at
     value (Note 1)                               7,696         5,872       175,334       18,790
   Cash                                              --            --            --           --
   Dividends and interest receivable                  4             3           181           37
   Receivable for securities sold                   251            --            --          105
   Receivable from management company                --            --            --           --
   Receivable from sale of fund shares               17            --           206          226
   Variation margin receivable                       --            --            22           --
   Unrealized appreciation on foreign
     currency contracts (Note 1)                     --            --            --           --
   Prepaid expense                                   --            --             3           --
   Unamortized organization costs (Note 3)            8            --            --           --
                                              ---------     ---------     ---------    ---------
      Total assets                                7,976         5,875       175,746       19,158
                                              ---------     ---------     ---------    ---------
Liabilities:
   Bank overdraft                                    --            --            --           --
   Payable for securities purchased                 821            --            --          209
   Payable for fund shares redeemed                  --            --            52           --
   Unrealized depreciation on foreign
     currency contracts (Note 1)                     --            --            --           --
   Accrued expenses:
      Investment advisory, administrative
        and distribution fees                         8             6            94            4
      Other                                           3             2            77            9
                                              ---------     ---------     ---------    ---------
      Total liabilities                             832             8           223          222
                                              ---------     ---------     ---------    ---------
Net assets                                    $   7,144     $   5,867     $ 175,523    $  18,936
                                              =========     =========     =========    =========
Net assets consist of:
   Paid in capital                            $   6,564     $   5,701     $ 126,146    $  19,000
   Undistributed net investment
     income (loss)                                  (17)           (6)          860          144
   Unrealized appreciation (depreciation)
     on investments                                 183           293        42,823         (238)
   Unrealized depreciation on foreign
     currency contracts and other
     assets and liabilities                          --            --            --           --
   Accumulated net realized gain (loss)             414          (121)        5,694           30
                                              ---------     ---------     ---------    ---------
Net assets                                    $   7,144     $   5,867     $ 175,523    $  18,936
                                              =========     =========     =========    =========
Shares of capital stock outstanding                 654           570        10,219        1,904
                                              =========     =========     =========    =========
Net asset value per share                     $   10.93     $   10.30     $   17.18    $    9.94
                                              =========     =========     =========    =========

The accompanying notes are an integral part of these financial statements.

56 and 57

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
(All numbers in thousands except net asset value per share)

                                                                                  California
                                                                                 Intermediate
                                                   Bond         Money Market       Tax-Free
                                                   Fund             Fund             Fund
                                                 -------------------------------------------
Assets:
   Investments in securities at cost             $ 146,607        $ 501,261        $  61,624
                                                 =========        =========        =========
   Investments in securities
     at value (Note 1)                             148,259          501,261           64,209
   Cash                                                773              500            1,088
   Dividends and interest receivable                 1,127              576              830
   Receivable for securities sold                    9,669               --               --
   Receivable from sale of fund shares                  17              314               29
   Variation margin receivable                         350               --               --
   Unrealized appreciation on foreign
     currency contracts (Note 1)                        54               --               --
   Prepaid expense                                       1               32                1
                                                 ---------        ---------        ---------
      Total assets                                 160,250          502,683           66,157
                                                 ---------        ---------        ---------
Liabilities:
   Dividends payable to shareholders                    13                7               12
   Reverse repurchase agreement (Note 1)             5,508               --               --
   Payable for securities purchased                 39,927            4,953               --
   Payable for fund shares redeemed                    739           11,909                1
   Accrued expenses:
      Investment advisory, administrative
        and distribution fees                           44               82               17
      Other                                             21              104               33
                                                 ---------        ---------        ---------
      Total liabilities                             46,252           17,055               63
                                                 ---------        ---------        ---------
Net assets                                       $ 113,998        $ 485,628        $  66,094
                                                 =========        =========        =========
Net assets consist of:
   Paid in capital                               $ 111,294        $ 485,628        $  63,497
   Undistributed net investment income                 120               --               --
   Unrealized appreciation on investments            1,757               --            2,586
   Unrealized appreciation on foreign
     currency contracts and other
     assets and liabilities                            117               --               --
   Accumulated net realized gain                       710               --               11
                                                 ---------        ---------        ---------
Net assets                                       $ 113,998        $ 485,628        $  66,094
                                                 =========        =========        =========
Shares of capital stock outstanding                 11,236          485,628            6,028
                                                 =========        =========        =========
Net asset value per share                        $   10.15        $    1.00        $   10.97
                                                 =========        =========        =========

The accompanying notes are an integral part of these financial statements.

                      This page left blank intentionally.

                           FREMONT MUTUAL FUNDS, INC.
                  Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
(All numbers in thousands)

                                                                   International  International    Emerging         U.S.
                                                       Global         Growth        Small Cap       Markets       Micro-Cap
                                                        Fund           Fund           Fund           Fund           Fund
                                                      ---------------------------------------------------------------------
Investment Income:
   Interest                                           $   7,748      $     210      $      24      $      78      $     600
   Dividends                                              3,525            237             67            116             32
                                                      ---------      ---------      ---------      ---------      ---------
      Total income*                                      11,273            447             91            194            632
                                                      ---------      ---------      ---------      ---------      ---------
Expenses:
   Investment advisory and
     administrative fees (Note 2)                         2,526            266             48             85          1,567
   Shareholder servicing fees                                71              5              5             16             --
   Custody fees                                              81              6              3             14             --
   Distribution fees (Note 2)                                --             18              3             19             --
   Accounting fees                                           83              3              5              8             --
   Audit and legal fees                                      21              3              3              9             --
   Directors' fees (Note 2)                                   3              1              1              3             --
   Registration fees                                         29              1             --              9             --
   Other                                                     33              3              3              4             --
                                                      ---------      ---------      ---------      ---------      ---------
      Total expenses before reductions                    2,847            306             71            167          1,567
      Expenses waived and/or reimbursed
        by Advisor (Note 2)                                  --            (15)           (22)           (56)            --
                                                      ---------      ---------      ---------      ---------      ---------
         Total net expenses                               2,847            291             49            111          1,567
                                                      ---------      ---------      ---------      ---------      ---------
            Net investment income (loss)                  8,426            156             42             83           (935)
                                                      ---------      ---------      ---------      ---------      ---------
Realized and unrealized gain (loss) from
  investments and foreign currency:

   Net realized gain (loss) from:

      Investments                                        13,428          3,506         (2,071)          (951)        23,402
      Foreign currency transactions                        (435)           116            (42)          (142)            --

   Net unrealized appreciation (depreciation) on:

      Investments                                        46,404            414          1,718          1,484        (12,124)
      Translation of assets and liabilities
        in foreign currencies                               892             (9)            (4)             8             --
                                                      ---------      ---------      ---------      ---------      ---------
         Net realized and unrealized gain
           (loss) from investments
           and foreign currency                          60,289          4,027           (399)           399         11,278
                                                      ---------      ---------      ---------      ---------      ---------
            Net increase (decrease) in net
              assets resulting from operations        $  68,715      $   4,183      $    (357)     $     482      $  10,343
                                                      =========      =========      =========      =========      =========

                                                        U.S.                                    Real Estate
                                                      Small Cap       Select         Growth      Securities
                                                        Fund           Fund#          Fund          Fund#
                                                      -----------------------------------------------------
Investment Income:
   Interest                                           $      27      $      15      $     221     $      37
   Dividends                                                  1              3          1,466           125
                                                      ---------      ---------      ---------     ---------
      Total income*                                          28             18          1,687           162
                                                      ---------      ---------      ---------     ---------
Expenses:
   Investment advisory and
     administrative fees (Note 2)                            35             17            519            35
   Shareholder servicing fees                                15             10             65            10
   Custody fees                                               6              4             14             4
   Distribution fees (Note 2)                                 8              4             --             9
   Accounting fees                                            6              4             21             4
   Audit and legal fees                                       8              5             13             5
   Directors' fees (Note 2)                                   3              2              2             2
   Registration fees                                          8              5              8             7
   Other                                                      3              3             17             4
                                                      ---------      ---------      ---------     ---------
      Total expenses before reductions                       92             54            659            80
      Expenses waived and/or reimbursed
        by Advisor (Note 2)                                 (47)           (30)            --           (62)
                                                      ---------      ---------      ---------     ---------
         Total net expenses                                  45             24            659            18
                                                      ---------      ---------      ---------     ---------
            Net investment income (loss)                    (17)            (6)         1,028           144
                                                      ---------      ---------      ---------     ---------
Realized and unrealized gain (loss) from
  investments and foreign currency:

   Net realized gain (loss) from:

      Investments                                           414           (121)         5,547            30
      Foreign currency transactions                          --             --             --

   Net unrealized appreciation (depreciation) on:

      Investments                                           430            293         19,212          (238)
      Translation of assets and liabilities
        in foreign currencies                                --             --             --            --
                                                      ---------      ---------      ---------     ---------
         Net realized and unrealized gain
           (loss) from investments
           and foreign currency                             844            172         24,759          (208)
                                                      ---------      ---------      ---------     ---------
            Net increase (decrease) in net
              assets resulting from operations        $     827      $     166      $  25,787     $     (64)
                                                      =========      =========      =========     =========

*Net of foreign taxes withheld of $73 for the Global Fund, $27 for the International Growth Fund, $7 for the International Small Cap Fund and $5 for the Emerging Markets Fund.
#Period from December 31, 1997 (commencement of operations) to April 30, 1998.

The accompanying notes are an integral part of these financial statements.

60 and 61

                           FREMONT MUTUAL FUNDS, INC.
                  Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS (CONT.)
(All numbers in thousands)

                                                                                   California
                                                                                  Intermediate
                                                        Bond       Money Market     Tax-Free
                                                        Fund           Fund           Fund
                                                      ---------------------------------------
Investment Income:
   Interest                                           $   3,699      $  13,292      $   1,631
   Dividends                                                 18             --             --
                                                      ---------      ---------      ---------
      Total income*                                       3,717         13,292          1,631
                                                      ---------      ---------      ---------
Expenses:
   Investment advisory and
     administrative fees (Note 2)                           310            845            164
   Shareholder servicing fees                                26             51             14
   Custody fees                                              11             21              4
   Accounting fees                                           18             48             16
   Audit and legal fees                                      13             13             13
   Directors' fees (Note 2)                                   2              3              2
   Registration fees                                          9             36              2
   Interest expense (Note 1)                                  2             --             --
   Other                                                     --             37              3
                                                      ---------      ---------      ---------
      Total expenses before reductions                      391          1,054            218
      Expenses waived by Advisor (Note 2)                   (74)          (351)           (65)
                                                      ---------      ---------      ---------
         Total net expenses                                 317            703            153
                                                      ---------      ---------      ---------
            Net investment income                         3,400         12,589          1,478
                                                      ---------      ---------      ---------
Realized and unrealized gain (loss) from
  investments and foreign currency:

   Net realized gain from:

      Investments                                           967             --             11
      Transactions in written options                        42             --             --
      Foreign currency transactions                         124             --             --

   Net unrealized appreciation (depreciation) on:

      Investments                                        (1,270)            --           (157)
      Translation of assets and liabilities
        in foreign currencies                               129             --             --
                                                      ---------      ---------      ---------
         Net realized and unrealized loss from
           investments and foreign currency                  (8)            --           (146)
                                                      ---------      ---------      ---------
            Net increase in net assets
              resulting from operations               $   3,392      $  12,589      $   1,332
                                                      =========      =========      =========

*Net of foreign taxes withheld of $3 for the Bond Fund.

The accompanying notes are an integral part of these financial statements.

                      This page left blank intentionally.

                           FREMONT MUTUAL FUNDS, INC.
                                 April 30, 1998
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS For the Six Months Ended April 30, 1998 (Unaudited) and the Year Ended October 31, 1997 (All numbers in thousands)

                                                           Global             International Growth     International Small Cap
                                                            Fund                      Fund                      Fund
                                                   ----------------------    ----------------------    ----------------------
                                                    4/30/98      10/31/97     4/30/98      10/31/97     4/30/98      10/31/97
                                                   ---------    ---------    ---------    ---------    ---------    ---------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                 $   8,426    $  17,055    $     156    $     139    $      42    $     195
      Net realized gain (loss)
        from investments and transactions
        in written options                            13,428       26,415        3,506          390       (2,071)         107
      Net realized gain (loss) from
        foreign currency transactions                   (435)       7,073          116         (356)         (42)          (4)
      Net unrealized appreciation
       (depreciation) on investments                  46,404       26,358          414         (193)       1,718       (1,782)
      Net unrealized appreciation (depreciation)
        on translation of assets and
        liabilities in foreign currencies                892       (1,161)          (9)          (1)          (4)           2
                                                   ---------    ---------    ---------    ---------    ---------    ---------
         Net increase (decrease) in net
          assets from operations                      68,715       75,740        4,183          (21)        (357)      (1,482)
                                                   ---------    ---------    ---------    ---------    ---------    ---------
   Distributions to shareholders from:
      Net investment income                           (9,078)     (22,567)          --           --         (210)        (212)
      Net realized gains                             (10,649)     (86,397)        (391)        (103)         (77)        (257)
                                                   ---------    ---------    ---------    ---------    ---------    ---------
         Total distributions to shareholders         (19,727)    (108,964)        (391)        (103)        (287)        (469)
                                                   ---------    ---------    ---------    ---------    ---------    ---------
   From capital share transactions:
      Proceeds from shares sold                      187,490      381,253       16,767       18,693        4,669        4,033
      Payments for shares redeemed                  (205,405)    (360,553)     (13,288)     (15,302)      (6,088)      (3,192)
      Reinvested dividends                            19,264      106,121          389          103          266          430
                                                   ---------    ---------    ---------    ---------    ---------    ---------
         Net increase (decrease) in net assets
           from capital share transactions             1,349      126,821        3,868        3,494       (1,153)       1,271
                                                   ---------    ---------    ---------    ---------    ---------    ---------
      Net increase (decrease) in net assets           50,337       93,597        7,660        3,370       (1,797)        (680)
Net assets at beginning of period                    665,747      572,150       38,643       35,273        8,534        9,214
                                                   ---------    ---------    ---------    ---------    ---------    ---------
Net assets at end of period                        $ 716,084    $ 665,747    $  46,303    $  38,643    $   6,737    $   8,534
                                                   =========    =========    =========    =========    =========    =========
Undistributed net investment income (loss)
  included in net assets, end of period            $   1,800    $   2,452    $     106    $     (50)   $    (162)   $       6
                                                   =========    =========    =========    =========    =========    =========
Capital transactions in shares:
   Sold                                               13,205       25,640        1,524        1,654          628          401
   Redeemed                                          (14,412)     (24,185)      (1,237)      (1,330)        (847)        (319)
   Reinvested dividends                                1,358        7,698           40            9           38           47
                                                   ---------    ---------    ---------    ---------    ---------    ---------
      Net increase (decrease) from
        capital share transactions                       151        9,153          327          333         (181)         129
                                                   =========    =========    =========    =========    =========    =========

                                                       Emerging Markets          U.S. Micro-Cap            U.S. Small Cap
                                                            Fund                      Fund                      Fund
                                                   ----------------------    ----------------------    ----------------------
                                                    4/30/98      10/31/97     4/30/98      10/31/97     4/30/98      10/31/97*
                                                   ---------    ---------    ---------    ---------    ---------    ---------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                 $      83    $     199    $    (935)   $  (1,081)   $     (17)   $      10

      Net realized gain (loss)
        from investments and transactions
        in written options                              (951)       1,568       23,402       20,401          414            5
      Net realized gain (loss) from
        foreign currency transactions                   (142)        (189)          --           --           --           --
      Net unrealized appreciation
       (depreciation) on investments                   1,484       (1,352)     (12,124)      11,176          430         (247)
      Net unrealized appreciation (depreciation)
        on translation of assets and
        liabilities in foreign currencies                  8           (9)          --           --           --           --
                                                   ---------    ---------    ---------    ---------    ---------    ---------
         Net increase (decrease) in net
          assets from operations                         482          217       10,343       30,496          827         (232)
                                                   ---------    ---------    ---------    ---------    ---------    ---------
   Distributions to shareholders from:
      Net investment income                               --          (24)          --           --           (2)          (8)
      Net realized gains                                (178)      (1,322)      (8,530)     (16,002)          --           (5)
                                                   ---------    ---------    ---------    ---------    ---------    ---------
         Total distributions to shareholders            (178)      (1,346)      (8,530)     (16,002)          (2)         (13)
                                                   ---------    ---------    ---------    ---------    ---------    ---------
   From capital share transactions:
      Proceeds from shares sold                        8,755       19,897      129,046      410,139        2,063        5,582
      Payments for shares redeemed                    (3,627)     (11,691)    (128,646)    (369,757)      (1,096)          --
      Reinvested dividends                               178        1,326        7,394       14,150            2           13
                                                   ---------    ---------    ---------    ---------    ---------    ---------
         Net increase (decrease) in net assets
           from capital share transactions             5,306        9,532        7,794       54,532          969        5,595
                                                   ---------    ---------    ---------    ---------    ---------    ---------
      Net increase (decrease) in net assets            5,610        8,403        9,607       69,026        1,794        5,350
Net assets at beginning of period                     12,175        3,772      171,507      102,481        5,350           --
                                                   ---------    ---------    ---------    ---------    ---------    ---------
Net assets at end of period                        $  17,785    $  12,175    $ 181,114    $ 171,507    $   7,144    $   5,350
                                                   =========    =========    =========    =========    =========    =========
Undistributed net investment income (loss)
  included in net assets, end of period            $      83    $      --    $    (935)   $      --    $     (17)   $       2
                                                   =========    =========    =========    =========    =========    =========
Capital transactions in shares:
   Sold                                                  937        1,730        6,229       18,493          200          558
   Redeemed                                             (385)        (990)      (6,064)     (16,801)        (105)          --
   Reinvested dividends                                   19          139          375          644           --            1
                                                   ---------    ---------    ---------    ---------    ---------    ---------
      Net increase (decrease) from
        capital share transactions                       571          879          540        2,336           95          559
                                                   =========    =========    =========    =========    =========    =========

* Period from  September 24, 1997  (commencement  of  operations) to October 31,
  1997.

The accompanying notes are an integral part of these financial statements.

64 and 65

                           FREMONT MUTUAL FUNDS, INC.
                                 April 30, 1998
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS For the Six Months Ended April 30, 1998 (Unaudited) and the Year Ended October 31, 1997 (All numbers in thousands)

                                                                                         Real Estate
                                                     Select             Growth            Securities
                                                      Fund               Fund                Fund
                                                   ---------    ----------------------    ---------
                                                    4/30/98#     4/30/98     10/31/97      4/30/98#
                                                   ---------    ---------    ---------    ---------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                 $      (6)   $   1,028    $   1,742    $     144
      Net realized gain (loss) from
        investments and transactions
        in written options                              (121)       5,547        8,013           30
      Net realized gain from foreign
        currency transactions                             --           --           --           --
      Net unrealized appreciation
        (depreciation) on investments                    293       19,212       19,122         (238)
      Net unrealized appreciation (depreciation)
        on translation of assets and
        liabilities in foreign currencies                 --           --           --           --
                                                   ---------    ---------    ---------    ---------
         Net increase (decrease) in net
           assets from operations                        166       25,787       28,877          (64)
                                                   ---------    ---------    ---------    ---------
   Distributions to shareholders from:
      Net investment income                               --         (237)      (1,783)          --
      Net realized gains                                  --       (3,057)     (22,466)          --
                                                   ---------    ---------    ---------    ---------
         Total distributions to shareholders              --       (3,294)     (24,249)          --
                                                   ---------    ---------    ---------    ---------
   From capital share transactions:
      Proceeds from shares sold                        5,702       61,029      100,616       20,458
      Payments for shares redeemed                        (1)     (58,886)     (60,351)      (1,458)
      Reinvested dividends                                --        3,246       24,124           --
                                                   ---------    ---------    ---------    ---------
         Net increase in net assets
           from capital share transactions             5,701        5,389       64,389       19,000
                                                   ---------    ---------    ---------    ---------
      Net increase in net assets                       5,867       27,882       69,017       18,936
Net assets at beginning of period                         --      147,641       78,624           --
                                                   ---------    ---------    ---------    ---------
Net assets at end of period                        $   5,867    $ 175,523    $ 147,641    $  18,936
                                                   =========    =========    =========    =========
Undistributed net investment income (loss)
  included in net assets, end of period            $      (6)   $     860    $      69    $     143
                                                   =========    =========    =========    =========
Capital transactions in shares:
   Sold                                                  570        3,833        7,058        2,050
   Redeemed                                               --       (3,694)      (4,276)        (146)
   Reinvested dividends                                   --          212        1,851           --
                                                   ---------    ---------    ---------    ---------
      Net increase from
        capital share transactions                       570          351        4,633        1,904
                                                   =========    =========    =========    =========

                                                            Bond                  Money Market        California Intermediate
                                                            Fund                      Fund                  Tax-Free Fund
                                                   ----------------------    ----------------------    ----------------------
                                                    4/30/98     10/31/97      4/30/98     10/31/97      4/30/98     10/31/97
                                                   ---------    ---------    ---------    ---------    ---------    ---------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                 $   3,400    $   4,852    $  12,589    $  20,744    $   1,478    $   2,889
      Net realized gain (loss) from
        investments and transactions
        in written options                             1,009        1,268           --           --           11           29
      Net realized gain from foreign
        currency transactions                            124          458           --           --           --           --
      Net unrealized appreciation
        (depreciation) on investments                 (1,270)         713           --           --         (157)       1,043
      Net unrealized appreciation (depreciation)
        on translation of assets and
        liabilities in foreign currencies                129         (199)          --           --           --           --
                                                   ---------    ---------    ---------    ---------    ---------    ---------
         Net increase (decrease) in net
           assets from operations                      3,392        7,092       12,589       20,744        1,332        3,961
                                                   ---------    ---------    ---------    ---------    ---------    ---------
   Distributions to shareholders from:
      Net investment income                           (3,478)      (4,965)     (12,589)     (20,744)      (1,478)      (2,889)
      Net realized gains                                (908)        (173)          --           --          (29)         (45)
                                                   ---------    ---------    ---------    ---------    ---------    ---------
         Total distributions to shareholders          (4,386)      (5,138)     (12,589)     (20,744)      (1,507)      (2,934)
                                                   ---------    ---------    ---------    ---------    ---------    ---------
   From capital share transactions:
      Proceeds from shares sold                       61,594       38,603      599,047      872,518        2,463       15,727
      Payments for shares redeemed                   (41,164)     (25,784)    (558,890)    (789,399)      (1,894)      (6,190)
      Reinvested dividends                             4,260        4,952       12,319       20,381        1,391        2,589
                                                   ---------    ---------    ---------    ---------    ---------    ---------
         Net increase in net assets
           from capital share transactions            24,690       17,771       52,476      103,500        1,960       12,126
                                                   ---------    ---------    ---------    ---------    ---------    ---------
      Net increase in net assets                      23,696       19,725       52,476      103,500        1,785       13,153
Net assets at beginning of period                     90,302       70,577      433,152      329,652       64,309       51,156
                                                   ---------    ---------    ---------    ---------    ---------    ---------
Net assets at end of period                        $ 113,998    $  90,302    $ 485,628    $ 433,152    $  66,094    $  64,309
                                                   =========    =========    =========    =========    =========    =========
Undistributed net investment income (loss)
  included in net assets, end of period            $     119    $     198    $      --    $      --    $      --    $      --
                                                   =========    =========    =========    =========    =========    =========
Capital transactions in shares:
   Sold                                                6,040        3,846      599,047      872,518          223        1,446
   Redeemed                                           (4,048)      (2,580)    (558,890)    (789,399)        (172)        (568)
   Reinvested dividends                                  420          495       12,319       20,381          126          238
                                                   ---------    ---------    ---------    ---------    ---------    ---------
      Net increase from
        capital share transactions                     2,412        1,761       52,476      103,500          177        1,116
                                                   =========    =========    =========    =========    =========    =========

# Period from December 31, 1997 (commencement of operations) to April 30, 1998.

The accompanying notes are an integral part of these financial statements.

66 and 67

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - April 30, 1998
--------------------------------------------------------------------------------

GLOBAL FUND
                                               (Unaudited)
                                                Six Months                            Year Ended October 31
                                                  Ended        -----------------------------------------------------------------
                                              April 30, 1998      1997          1996          1995          1994          1993
                                              --------------   ---------     ---------     ---------     ---------     ---------
Selected Per Share Data
  for one share outstanding during the period
   Net asset value, beginning of period         $   14.16      $   15.11     $   14.24     $   13.13     $   13.17     $   11.52
                                                ---------      ---------     ---------     ---------     ---------     ---------
   Income from Investment Operations
      Net investment income                           .18            .45           .39           .40           .26           .32
      Net realized and unrealized gain (loss)        1.26           1.31          1.49          1.24          (.03)         1.67
                                                ---------      ---------     ---------     ---------     ---------     ---------
         Total investment operations                 1.44           1.76          1.88          1.64           .23          1.99
                                                ---------      ---------     ---------     ---------     ---------     ---------
   Less Distributions
      From net investment income                     (.19)          (.52)         (.44)         (.50)         (.14)         (.26)
      From net realized gains                        (.23)         (2.19)         (.57)         (.03)         (.13)         (.08)
                                                ---------      ---------     ---------     ---------     ---------     ---------
         Total distributions                         (.42)         (2.71)        (1.01)         (.53)         (.27)         (.34)
                                                ---------      ---------     ---------     ---------     ---------     ---------
   Net asset value, end of period               $   15.18      $   14.16     $   15.11     $   14.24     $   13.13     $   13.17
                                                =========      =========     =========     =========     =========     =========
Total Return                                        10.43%         13.01%        13.72%        12.78%         1.74%        17.51%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)     $ 716,084      $ 665,747     $ 572,150     $ 482,355     $ 453,623     $ 186,325
   Ratio of expenses to average net assets            .85%*          .85%          .87%          .88%          .95%          .99%
   Ratio of net investment income
     to average net assets                           2.52%*         2.66%         2.66%         2.98%         2.47%         2.89%
   Portfolio turnover rate                             46%            48%           71%           83%           52%           40%
   Average commission rate paid 1               $   .0169      $   .0149     $   .0238            --            --            --

1 Disclosure not required for years prior to 1996.
* Annualized

INTERNATIONAL GROWTH FUND
                                               (Unaudited)
                                                Six Months             Year Ended October 31            Period from
                                                  Ended        -------------------------------------     3/1/94 to
                                              April 30, 1998     1997          1996          1995         10/31/94
                                              --------------   ---------     ---------     ---------     ---------
Selected Per Share Data
  for one share outstanding during the period
   Net asset value, beginning of period         $   10.37      $   10.40     $    9.72     $    9.79     $    9.57
                                                ---------      ---------     ---------     ---------     ---------
   Income from Investment Operations
      Net investment income (loss)                   (.06)           .02          (.02)          .10           .02
      Net realized and unrealized gain (loss)        1.23           (.02)          .71          (.09)          .20
                                                ---------      ---------     ---------     ---------     ---------
         Total investment operations                 1.17             --           .69           .01           .22
                                                ---------      ---------     ---------     ---------     ---------
   Less Distributions
      From net investment income                       --             --          (.01)         (.08)           --
      From net realized gains                        (.11)          (.03)           --            --            --
                                                ---------      ---------     ---------     ---------     ---------
         Total distributions                         (.11)          (.03)         (.01)         (.08)           --
                                                ---------      ---------     ---------     ---------     ---------
   Net asset value, end of period               $   11.43      $   10.37     $   10.40     $    9.72     $    9.79
                                                =========      =========     =========     =========     =========
Total Return                                        11.42% 3       -0.01%         7.07%         0.13%         2.30%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)     $  46,303      $  38,643     $  35,273     $  32,156     $  29,725
   Ratio of net expenses to
     average net assets 2                            1.50%*         1.50%         1.50%         1.50%         1.50%*
   Ratio of gross expenses to
     average net assets 2                            1.62%*           --            --            --            --
   Ratio of net investment income (loss)
     to average net assets                            .74%*          .34%         -.20%         1.19%          .35%*
   Portfolio turnover rate                            102%            95%           74%           32%           30%
   Average commission rate paid 1               $   .0149      $   .0173     $   .0150            --            --

1 Disclosure not required for years prior to 1996.
2 See Note 2 of "Notes to Financial Statements."
3 Total  return  would  have  been  lower  had the  advisor  not  waived  and/or reimbursed expenses.
* Annualized

The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - April 30, 1998
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP FUND
                                               (Unaudited)
                                                Six Months              Year Ended October             Period from
                                                  Ended        -------------------------------------    6/30/94 to
                                              April 30, 1998     1997          1996          1995        10/31/94
                                              --------------   ---------     ---------     ---------     ---------
Selected Per Share Data
  for one share outstanding during the period
   Net asset value, beginning of period         $    8.23      $   10.15     $    9.00     $    9.86     $   10.00
                                                ---------      ---------     ---------     ---------     ---------
   Income from Investment Operations
      Net investment income (loss)                    .01            .14           .14           .10          (.01)
      Net realized and unrealized gain (loss)        (.08)         (1.58)         1.08          (.88)         (.13)
                                                ---------      ---------     ---------     ---------     ---------
         Total investment operations                 (.07)         (1.44)         1.22          (.78)         (.14)
                                                ---------      ---------     ---------     ---------     ---------
   Less Distributions
      From net investment income                     (.21)          (.21)         (.07)         (.08)           --
      From net realized gains                        (.08)          (.27)           --            --            --
                                                ---------      ---------     ---------     ---------     ---------
         Total distributions                         (.29)          (.48)         (.07)         (.08)           --
                                                ---------      ---------     ---------     ---------     ---------
   Net asset value, end of period               $    7.87      $    8.23     $   10.15     $    9.00     $    9.86
                                                =========      =========     =========     =========     =========
Total Return                                         -.44% 3      -14.56%        13.69% 3      -7.96% 3      -1.40%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)     $   6,737      $   8,534     $   9,214     $   4,245     $   1,768
   Ratio of net expenses to
     average net assets 2,4                          1.50%*         1.50%         1.81%         2.06%         2.50%*
   Ratio of gross expenses to
     average net assets 2,4                          2.13%*         1.50%         2.50%         2.50%         2.50%*
   Ratio of net investment income (loss)
     to average net assets                            .28%*         1.97%         1.61%         1.67%        -0.28%*
   Portfolio turnover rate                            106%            56%           74%           96%           --
   Average commission rate paid 1               $   .0004      $   .0005     $   .0003            --            --

1 Disclosure not required for years prior to 1996.
2 See Note 2 of "Notes to Financial Statements."
3 Total  return  would  have  been  lower  had the  advisor  not  waived  and/or reimbursed expenses.
4 Management fees were  voluntarily  waived from February 1, 1995 to October 31,
  1996.
* Annualized

EMERGING MARKETS FUND
                                              (Unaudited)
                                               Six Months        Year      Period from
                                                 Ended          Ended       6/24/96 to
                                             April 30, 1998    10/31/97      10/31/96
                                             --------------    ---------     ---------
Selected Per Share Data
  for one share outstanding during the period
   Net asset value, beginning of period         $    9.58      $    9.62     $   10.00
                                                ---------      ---------     ---------
   Income from Investment Operations
      Net investment income                           .05            .17           .10
      Net realized and unrealized gain (loss)         .16           1.03          (.41)
                                                ---------      ---------     ---------
         Total investment operations                  .21           1.20          (.31)
                                                ---------      ---------     ---------
   Less Distributions
      From net investment income                       --           (.06)         (.07)
      From net realized gains                        (.14)         (1.18)           --
                                                ---------      ---------     ---------
         Total distributions                         (.14)         (1.24)         (.07)
                                                ---------      ---------     ---------
   Net asset value, end of period               $    9.65      $    9.58     $    9.62
                                                =========      =========     =========
Total Return 3                                       2.25%         12.55%       -3.12%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)     $  17,785      $  12,175     $   3,772
   Ratio of net expenses to
     average net assets 2                            1.50%*          .26%           --
   Ratio of gross expenses to
     average net assets 2                            2.36%*         2.63%         4.95%*
   Ratio of net investment income
     to average net assets                            .41%*         2.04%         3.32%*
   Portfolio turnover rate                             63%           208%            7%
   Average commission rate paid                 $   .0065      $   .0038     $   .0063

2 See Note 2 of "Notes to Financial Statements."
3 Total  return  would  have  been  lower  had the  advisor  not  waived  and/or reimbursed expenses.
* Annualized

The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - April 30, 1998
--------------------------------------------------------------------------------

U.S. MICRO-CAP FUND
                                               (Unaudited)
                                                Six Months                 Year Ended October 31                Period from
                                                  Ended          -----------------------------------------       6/30/94 to
                                              April 30, 1998       1997            1996            1995           10/31/94
                                              --------------     ---------       ---------       ---------       ---------
Selected Per Share Data
  for one share outstanding during the period
   Net asset value, beginning of period         $   22.69        $   19.63       $   14.34       $   10.34       $   10.00
                                                ---------        ---------       ---------       ---------       ---------
   Income from Investment Operations
      Net investment income (loss)                   (.12)            (.10)           (.04)           (.05)            .02
      Net realized and unrealized gain               1.03             5.60            5.83            4.05             .34
                                                ---------        ---------       ---------       ---------       ---------
         Total investment operations                  .91             5.50            5.79            4.00             .36
                                                ---------        ---------       ---------       ---------       ---------
   Less Distributions
      From net investment income                       --               --              --              --            (.02)
      From net realized gains                       (1.24)           (2.44)           (.50)             --              --
                                                ---------        ---------       ---------       ---------       ---------
         Total distributions                        (1.24)           (2.44)           (.50)             --            (.02)
                                                ---------        ---------       ---------       ---------       ---------
   Net asset value, end of period               $   22.36        $   22.69       $   19.63       $   14.34       $   10.34
                                                =========        =========       =========       =========       =========
Total Return                                         4.75%           28.80% 3        41.46% 3        38.68% 3         3.60%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)     $ 181,114        $ 171,507       $ 102,481       $   7,792       $   2,052
   Ratio of net expenses to
     average net assets 4                            1.89%*           1.88%           1.96%           2.04%           2.50%*
   Ratio of gross expenses to
     average net assets 4                            1.89%*           1.90%           2.22%           2.50%           2.50%*
   Ratio of net investment income (loss)
     to average net assets                          -1.13%*           -.67%           -.51%           -.67%            .68%*
   Portfolio turnover rate                             91%             125%             81%            144%             44%
   Average commission rate paid 1               $   .0525        $   .0505       $   .0541              --              --

1 Disclosure not required for years prior to 1996.
3 Total return would have been lower had the advisor not waived expenses.
4 Management  fees were  voluntarily  waived from February 1, 1995 to January 8,
  1997.
* Annualized

U.S. SMALL CAP FUND
                                                (Unaudited)
                                                 Six Months      Period from
                                                   Ended          9/24/97 to
                                               April 30, 1998      10/31/97
                                               --------------      ---------
Selected Per Share Data
  for one share outstanding during the period

   Net asset value, beginning of period           $    9.57        $   10.00
                                                  ---------        ---------
   Income from Investment Operations
      Net investment income (loss)                     (.03)             .02
      Net realized and unrealized gain (loss)          1.39             (.42)
                                                  ---------        ---------
         Total investment operations                   1.36             (.40)
                                                  ---------        ---------
   Less Distributions
      From net investment income                         --             (.02)
      From net realized gains                            --             (.01)
                                                  ---------        ---------
         Total distributions                             --             (.03)
                                                  ---------        ---------
   Net asset value, end of period                 $   10.93        $    9.57
                                                  =========        =========
Total Return 3                                        14.25%           -4.06%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)       $   7,144        $   5,350
   Ratio of net expenses to
     average net assets 2                              1.50%*           1.50%*
   Ratio of gross expenses to
     average net assets 2                              3.17%*           3.32%*
   Ratio of net investment income (loss)
     to average net assets                             -.57%*           1.81%*
   Portfolio turnover rate                              138%               8%
   Average commission rate paid                   $   .0526        $   .0543

2 See Note 2 of "Notes to Financial Statements."
3 Total  return  would  have  been  lower  had the  advisor  not  waived  and/or reimbursed expenses.
* Annualized

The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - April 30, 1998
--------------------------------------------------------------------------------



SELECT FUND
                                                (Unaudited)
                                                Period from
                                                12/31/97 to
                                               April 30, 1998
                                               --------------
Selected Per Share Data
  for one share outstanding during the period

   Net asset value, beginning of period           $    9.93
                                                  ---------
   Income from Investment Operations
      Net investment loss                              (.01)
      Net realized and unrealized gain                  .38
                                                  ---------
         Total investment operations                    .37
                                                  ---------
   Less Distributions
      From net investment income                         --
      From net realized gains                            --
                                                  ---------
         Total distributions                             --
                                                  ---------
   Net asset value, end of period                 $   10.30
                                                  =========
Total Return 3                                         3.73%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)       $   5,867
   Ratio of net expenses to
     average net assets 2                              1.40%*
   Ratio of gross expenses to
     average net assets 2                              3.26%*
   Ratio of net investment loss
     to average net assets                             -.37%*
   Portfolio turnover rate                               54%
   Average commission rate paid                   $   .0586

2 See Note 2 of "Notes to Financial Statements."
3 Total  return  would  have  been  lower  had the  advisor  not  waived  and/or reimbursed expenses.
* Annualized

GROWTH FUND
                                               (Unaudited)
                                                Six Months                           Year Ended October 31
                                                  Ended        -----------------------------------------------------------------
                                              April 30, 1998     1997          1996          1995          1994          1993
                                              --------------   ---------     ---------     ---------     ---------     ---------
Selected Per Share Data
  for one share outstanding during the period
   Net asset value, beginning of period         $   14.96      $   15.02     $   13.06     $   10.46     $   11.25     $   10.08
                                                ---------      ---------     ---------     ---------     ---------     ---------
   Income from Investment Operations
      Net investment income                           .10            .20           .10           .13           .21           .13
      Net realized and unrealized gain (loss)        2.44           3.43          2.65          2.74          (.02)         1.16
                                                ---------      ---------     ---------     ---------     ---------     ---------
         Total investment operations                 2.54           3.63          2.75          2.87           .19          1.29
                                                ---------      ---------     ---------     ---------     ---------     ---------
   Less Distributions
      From net investment income                     (.02)          (.22)         (.08)         (.17)         (.18)         (.12)
      From net realized gains                        (.30)         (3.47)         (.71)         (.10)         (.80)           --
                                                ---------      ---------     ---------     ---------     ---------     ---------
         Total distributions                         (.32)         (3.69)         (.79)         (.27)         (.98)         (.12)
                                                ---------      ---------     ---------     ---------     ---------     ---------
   Net asset value, end of period               $   17.18      $   14.96     $   15.02     $   13.06     $   10.46     $   11.25
                                                =========      =========     =========     =========     =========     =========
Total Return                                        17.29%         29.26%        22.06%        28.12% 3       1.72% 3      12.80% 3

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)     $ 175,523      $ 147,641     $  78,624     $  59,632     $  27,244     $  42,306
   Ratio of net expenses to
     average net assets 4                             .82%*          .85%          .92%          .97%          .94%          .87%
   Ratio of gross expenses to
     average net assets 4                             .82%*          .85%          .92%         1.01%         1.08%         1.02%
   Ratio of net investment income
     to average net assets                           1.29%*         1.44%          .75%         1.02%         1.31%         1.19%
   Portfolio turnover rate                             25%            48%          129%          108%           55%           44%
   Average commission rate paid 1               $   .0467      $   .0467     $   .0429            --            --            --

1 Disclosure not required for years prior to 1996.
3 Total return would have been lower had the advisor not waived expenses.
4 Administrative  fees were voluntarily waived from August 14, 1992 to March 31,
  1995.
* Annualized

The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - April 30, 1998
--------------------------------------------------------------------------------

REAL ESTATE SECURITIES FUND

                                                          (Unaudited)
                                                           Six Months
                                                             Ended
                                                         April 30, 1998
                                                         --------------
Selected Per Share Data
  for one share outstanding during the period

   Net asset value, beginning of period                     $   10.00
                                                            ---------
   Income from Investment Operations
      Net investment income                                       .08
      Net realized and unrealized gain                           (.14)
                                                            ---------
         Total investment operations                             (.06)
                                                            ---------
   Less Distributions
   From net investment income                                      --
   From net realized gains                                         --
                                                            ---------
      Total distributions                                          --
                                                            ---------
   Net asset value, end of period                           $    9.94
                                                            =========
Total Return 3                                                  -0.60%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)                 $  18,936
   Ratio of net expenses to average net assets 2                  .50%*
   Ratio of gross expenses to average net assets 2               2.44%*
   Ratio of net investment income to average net assets          3.99%*
   Portfolio turnover rate                                         57%
   Average commission rate paid                             $   .0592

2 See Note 2 of "Notes to Financial Statements."
3 Total  return  would  have  been  lower  had the  advisor  not  waived  and/or reimbursed expenses.
* Annualized

BOND FUND
                                               (Unaudited)
                                                Six Months                    Year Ended October 31                  Period from
                                                  Ended        ---------------------------------------------------    4/30/93 to
                                              April 30, 1998     1997          1996          1995          1994        10/31/93
                                              --------------   ---------     ---------     ---------     ---------     ---------
Selected Per Share Data
  for one share outstanding during the period
   Net asset value, beginning of period         $   10.23      $    9.99     $   10.13     $    9.29     $   10.27     $   10.04
                                                ---------      ---------     ---------     ---------     ---------     ---------
   Income from Investment Operations
      Net investment income                           .30            .67           .67           .65           .53           .27
      Net realized and unrealized gain (loss)         .02            .25           .11           .83          (.98)          .24
                                                ---------      ---------     ---------     ---------     ---------     ---------
         Total investment operations                  .32            .92           .78          1.48          (.45)          .51
                                                ---------      ---------     ---------     ---------     ---------     ---------
   Less Distributions
      From net investment income                     (.31)          (.66)         (.70)         (.64)         (.53)         (.27)
      From net realized gains                        (.09)          (.02)         (.22)           --            --          (.01)
                                                ---------      ---------     ---------     ---------     ---------     ---------
         Total distributions                         (.40)          (.68)         (.92)         (.64)         (.53)         (.28)
                                                ---------      ---------     ---------     ---------     ---------     ---------
   Net asset value, end of period               $   10.15      $   10.23     $    9.99     $   10.13     $    9.29     $   10.27
                                                =========      =========     =========     =========     =========     =========
Total Return 3                                       3.24%          9.54%         8.18%        16.49%       -4.42%          5.15%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)     $ 113,998      $  90,302     $  70,577     $  86,343     $  64,244     $  11,738
   Ratio of net expenses to
     average net assets 2                             .56%*          .61%          .68%          .60%          .66%          .50%*
   Ratio of gross expenses to
     average net assets 2                             .69%*          .76%          .83%          .75%         1.04%         1.23%*
   Ratio of net investment income
     to average net assets                           5.85%*         6.40%         6.82%         6.69%         5.76%         5.35%*
   Portfolio turnover rate                            119%           191%          154%           21%          205%            7%

2 See Note 2 of "Notes to Financial Statements."
3 Total return would have been lower had the advisor not waived expenses.
* Annualized

The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - April 30, 1998
--------------------------------------------------------------------------------

MONEY MARKET FUND
                                               (Unaudited)
                                                Six Months                           Year Ended October 31
                                                  Ended        -----------------------------------------------------------------
                                              April 30, 1998     1997           1996         1995          1994          1993
                                              --------------   ---------     ---------     ---------     ---------     ---------
Selected Per Share Data
  for one share outstanding during the period
   Net asset value, beginning of period         $    1.00      $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                ---------      ---------     ---------     ---------     ---------     ---------
   Income from Investment Operations
      Net investment income                           .03            .05           .05           .06           .03           .03
                                                ---------      ---------     ---------     ---------     ---------     ---------
         Total investment operations                  .03            .05           .05           .06           .03           .03
                                                ---------      ---------     ---------     ---------     ---------     ---------
   Less Distributions
      From net investment income                     (.03)          (.05)         (.05)         (.06)         (.03)         (.03)
                                                ---------      ---------     ---------     ---------     ---------     ---------
         Total distributions                         (.03)          (.05)         (.05)         (.06)         (.03)         (.03)
                                                ---------      ---------     ---------     ---------     ---------     ---------
   Net asset value, end of period               $    1.00      $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                =========      =========     =========     =========     =========     =========
Total Return 3                                       2.69%          5.39%         5.34%         5.84%         3.49%         2.66%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)     $ 485,628      $ 433,152     $ 329,652     $ 299,312     $ 224,439     $  24,207
   Ratio of net expenses to
     average net assets 2                             .30%*          .30%          .31%          .30%          .46%          .67%
   Ratio of gross expenses to
     average net assets 2                             .45%*          .45%          .46%          .45%          .61%          .82%
   Ratio of net investment income
     to average net assets                           5.39%          5.26%         5.22%         5.70%         4.02%         2.62%

2 See Note 2 of "Notes to Financial Statements."
3 Total return would have been lower had the advisor not waived expenses.
* Annualized

CALIFORNIA INTERMEDIATE
TAX-FREE FUND
                                               (Unaudited)
                                                Six Months                           Year Ended October 31
                                                  Ended        -----------------------------------------------------------------
                                              April 30, 1998     1997          1996          1995          1994          1993
                                              --------------   ---------     ---------     ---------     ---------     ---------
Selected Per Share Data
  for one share outstanding during the period
   Net asset value, beginning of period         $   10.99      $   10.80     $   10.86     $   10.13     $   11.10     $   10.55
                                                ---------      ---------     ---------     ---------     ---------     ---------
   Income from Investment Operations
      Net investment income                           .25            .51           .52           .53           .53           .55
      Net realized and unrealized gain (loss)        (.02)           .20          (.03)          .73          (.97)          .62
                                                ---------      ---------     ---------     ---------     ---------     ---------
         Total investment operations                  .23            .71           .49          1.26          (.44)         1.17
                                                ---------      ---------     ---------     ---------     ---------     ---------
   Less Distributions
      From net investment income                     (.25)          (.51)         (.52)         (.53)         (.53)         (.55)
      From net realized gains                          --           (.01)         (.03)           --            --          (.07)
                                                ---------      ---------     ---------     ---------     ---------     ---------
         Total distributions                         (.25)          (.52)         (.55)         (.53)         (.53)         (.62)
                                                ---------      ---------     ---------     ---------     ---------     ---------
   Net asset value, end of period               $   10.97      $   10.99     $   10.80     $   10.86     $   10.13     $   11.10
                                                =========      =========     =========     =========     =========     =========

Total Return 3                                       2.15%          6.75%         4.63%        12.77%       -3.94%         11.37%
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)     $  66,094      $  64,309     $  51,156     $  50,313     $  58,305     $  59,716
   Ratio of net expenses to
     average net assets 2                             .48%*          .49%          .51%          .50%          .51%          .50%
   Ratio of gross expenses to
     average net assets 2                             .68%*          .69%          .73%          .72%          .71%          .71%
   Ratio of net investment income
     to average net assets                           4.59%*         4.72%         4.86%         5.08%         4.94%         5.05%
   Portfolio turnover rate                              2%             6%            6%           18%           21%           26%

2 See Note 2 of "Notes to Financial Statements."
3 Total return would have been lower had the advisor not waived expenses.
* Annualized

The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in thirteen series, twelve of which are covered by this report:

   o  the GLOBAL FUND
   o  the INTERNATIONAL GROWTH FUND
   o  the INTERNATIONAL SMALL CAP FUND
   o  the EMERGING MARKETS FUND
   o  the U.S. MICRO-CAP FUND
   o  the U.S. SMALL CAP FUND
   o  the SELECT FUND
   o  the GROWTH FUND
   o  the REAL ESTATE SECURITIES FUND
   o  the BOND FUND
   o  the MONEY MARKET FUND
   o the CALIFORNIA INTERMEDIATE TAX-FREE FUND (the California Intermediate Tax-Free Fund is available only to residents of Arizona, California, Colorado, Nevada, New Mexico, Oregon, Texas, Utah and Washington)

   Each of the Funds maintains a totally separate investment portfolio. Significant accounting policies followed by the Funds are in conformity with generally accepted accounting principles for investment companies and are summarized below.

   A. Security Valuation

      Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges or the most recent price where no closing value is available.

      Securities in the Money Market Fund have a remaining maturity of not more than 397 days and its entire portfolio has a weighted average maturity of not more than 90 days. As such, all of the Fund's securities are valued at amortized cost, which approximates value. If the Fund's portfolio had a remaining weighted average maturity of greater than 90 days the portfolio would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

   B. Security Transactions

      Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

   C. Investment Income, Expenses and Distributions

      Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities in the Global Fund, the International Growth Fund, the International Small Cap Fund and the Emerging Markets Fund are recorded when the Fund is informed of the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code, as amended. The Investment Company accounts for the assets of each Fund separately and allocates general expenses of the Investment Company to each Fund based upon the relative net assets of each Fund or the nature of the services performed and their applicability to each Fund. Distributions to shareholders are recorded on the ex-dividend date.

      Dividends received by the Real Estate Securities Fund from its securities may be a return of capital. Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

   D. Income Taxes

      The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in their respective Prospectuses. The portfolio of California Intermediate Tax-Free Fund is composed solely of issues that qualify for tax-exempt status for both federal and State of California income tax purposes.

      Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

      statements.  These  differences  are  generally  referred to as "book/tax"
      differences and are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sale rules, classification of gains/losses related to paydowns and certain futures and options transactions.

      Permanent book/tax differences causing payments to shareholders of income dividends which are in excess of the net investment income reported in the financial statements will result in reclassification of such excess to paid in capital from undistributed net investment income. Temporary book/tax differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

   E. Accounting Estimates

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   F. Foreign Currency Translation

      The market values of foreign securities, currency holdings, and other assets and liabilities of the Global Fund, the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund and the Bond Fund are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

      For those Funds which are allowed by the terms of their respective prospectuses to invest in securities and other transactions denominated in foreign currencies, currency gain (loss) will occur when such securities and transactions are translated into U.S. dollars.

      Certain transactions which result in realized currency gain (loss) are reported on the Statements of Operations as Net Realized Gain (Loss) from Foreign Currency Transactions. These are: currency gain (loss) from the sale or maturity of forward currency contracts and from the disposition of foreign currency; and the realization of currency fluctuations between trade and settlement dates on security transactions and between accrual and receipt dates on net investment income.

      Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Activity related to foreign currency futures and options on foreign currency is, likewise, reported under this heading, as these instruments are used to hedge the foreign currency risks associated with investing in foreign securities. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments. Unrealized currency gain (loss) on other net assets is reported under Net Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities in Foreign Currencies.

   G. Forward Foreign Currency Contracts

      A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges. Losses may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

      The Funds may and do use forward foreign currency contracts to facilitate the settlement of foreign securities. A commitment by a Fund to purchase a currency forward allows the Fund to have the local currency on hand to settle foreign security purchases on the payment date. Likewise, a commitment to sell a currency forward allows the Fund to take the foreign currency proceeds from the sale of foreign securities and exchange it for U.S. dollars at a predetermined price.

      In addition, the Global Fund, the International Growth Fund and the Bond Fund use such contracts to manage their respective currency exposure. Contracts to receive generally are used to acquire exposure to foreign currencies, while contracts to deliver are used to hedge a fund's investments against currency fluctuations. A contract to receive or deliver can also be used to offset a previous contract. When required, the Funds will segregate assets in an amount sufficient to cover obligations under the hedge contract.

      The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an Asset if appreciated or as a Liability if depreciated) and not the actual underlying values.

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

      At April 30, 1998, the underlying values for open foreign currency contracts were as follows:

                                                                                                              Net Unrealized
                       To Receive        Foreign          Settlement          Initial                          Appreciation
                      (To Deliver)      Currency             Date              Value        Current Value     (Depreciation)
                      ------------      --------             ----              -----        -------------     --------------

      Global Fund     (18,000,000)  Australian Dollar      05/12/98      $ (12,276,000)   $  (11,696,940)      $   579,060
                       (1,800,000)  Australian Dollar      05/12/98         (1,164,852)       (1,169,694)           (4,842)
                      (14,500,000)  British Pound          05/12/98        (26,432,000)      (24,213,550)         (781,550)
                      (18,500,000)  Canadian Dollar        05/12/98        (12,962,444)      (12,937,968)           24,476
                      (72,000,000)  German Deutschemark    05/12/98        (39,904,672)      (40,120,361)         (215,689)
                       (6,400,000)  German Deutschemark    05/12/98         (3,534,935)       (3,566,254)          (31,319)
                       (6,000,000)  German Deutschemark    05/12/98         (3,293,085)       (3,343,364)          (50,279)
                       (6,400,000)  German Deutschemark    05/12/98         (3,457,217)       (3,566,254)         (109,037)
                      (13,000,000)  German Deutschemark    05/12/98         (7,021,334)       (7,243,954)         (222,620)
                        1,400,000   Irish Punt             05/12/98          1,974,000         1,964,480            (9,520)
                        3,100,000   Irish Punt             05/12/98          4,385,570         4,349,920           (35,650)
                       (4,500,000)  Irish Punt             05/12/98         (6,210,000)       (6,314,400)         (104,400)
                      (41,000,000)  Swedish Krona          05/12/98         (5,055,487)       (5,294,353)         (238,866)
                                                                                                               -----------
                                                                                                               $(1,200,236)
                                                                                                               ===========

      Int. Growth Fund     20,720   British Pound          05/01/98      $      34,592    $       34,654       $        62
                           21,555   British Pound          05/05/98             36,002            36,052                50
                           13,696   British Pound          05/06/98             22,830            22,906                76
                          (69,844)  British Pound          07/30/98           (116,000)         (116,374)             (374)
                           40,389   Canadian Dollar        05/04/98             28,234            28,227                (7)
                          (62,238)  Dutch Guilder          07/07/98            (30,000)          (30,918)             (918)
                         (263,177)  Finnish Markka         07/07/98            (47,000)          (48,545)           (1,545)
                         (253,208)  French Franc           07/07/98            (41,000)          (42,241)           (1,241)
                         (302,345)  French Franc           07/07/98            (49,000)          (50,439)           (1,439)
                          (49,826)  German Deutschemark    07/07/98            (27,000)          (27,843)             (843)
                        2,604,527   Japanese Yen           05/07/98             19,638            19,596               (42)
                      (15,454,200)  Japanese Yen           06/25/98           (120,000)         (117,175)            2,825
                      (36,516,200)  Japanese Yen           07/30/98           (280,000)         (278,282)            1,718
                      (17,879,400)  Japanese Yen           10/28/98           (140,000)         (138,076)            1,924
                       (8,969,800)  Japanese Yen           04/08/99            (70,000)          (70,340)             (340)
                       (2,185,620)  Spanish Peseta         05/05/98            (14,321)          (14,331)              (10)
                      (11,424,500)  Spanish Peseta         07/07/98            (73,000)          (75,176)           (2,176)
                         (219,864)  Swiss Franc            07/07/98           (145,000)         (147,609)           (2,609)
                         (100,036)  Swiss Franc            07/07/98            (66,000)          (67,161)           (1,161)
                                                                                                               -----------
                                                                                                               $    (6,050)
                                                                                                               ===========

      Bond Fund        (1,611,000)  New Zealand Dollar     05/05/98      $    (945,464)   $     (891,286)      $    54,178
                                                                                                               -----------
                                                                                                               $    54,178
                                                                                                               ===========

   H. Futures

      A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Upon entering into such a contract, the purchaser is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the purchaser agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the purchaser as unrealized gains or losses. When the contract is closed, the purchaser records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an Asset if appreciated or as a Liability if depreciated) and not the actual underlying values. The Funds use futures contracts to generate current income or to reduce principal volatility.

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

      At April 30, 1998, the open futures contracts were as follows:

                                                                 Net Unrealized
                                         Contracts  Expiration    Appreciation
                                          To Buy       Date      (Depreciation)
                                          ------       ----      --------------
      Growth Fund
      S&P 500 Index                          4        Jun 98      $     7,560
                                                                  -----------
                                                                  $     7,560
                                                                  ===========
      Bond Fund
      10-yr. U.S. Treasury Note             69        Jun 98      $    27,492
      10-yr. U.S. Treasury Note             25        Jun 98           11,523
      30-yr. U.S. Treasury Bond             50        Jun 98           60,937
      30-yr. U.S. Treasury Bond             40        Jun 98           29,688
      30-yr. U.S. Treasury Bond              3        Jun 98           (1,875)
      30-yr. U.S. Treasury Bond             30        Jun 98          (17,813)
      30-yr. U.S. Treasury Bond             60        Jun 98            1,876
      United Kingdom 90-day LIBOR           100       Jun 98           (6,306)
                                                                  -----------
                                                                  $   105,522
                                                                  ===========

      At April 30, 1998, $325,000 and $695,000 par value of U.S. Treasury Bills for the Growth Fund and Bond Fund, respectively, were held by brokers to satisfy the initial margin requirements related to these contracts.

   I. Securities Lending

      All the Funds are authorized to make loans of their portfolio securities to broker-dealers or to other institutional investors up to 331 1/43% of their respective net assets. The borrower must maintain with the Funds' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued but unpaid distributions. The collateral is invested in a money market fund that meets the criteria of Section 2(a)-7 of the 1940 Act.

      The Funds receive a portion of the income earned on the collateral which is included in interest income. For the six months ended April 30, 1998, transactions in securities lending resulted in fee income to the Global Fund, the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund, the U.S. Micro-Cap Fund and the Growth Fund of $76,532, $5,451, $2,915, $618, $33,312, and $9,206, respectively.

      The market value of the securities on loan and the collateral balance held by the Funds as of April 30, 1998 were as follows:

                                           Market Value   Collateral Value
                                           ------------   ----------------
            Global Fund                    $ 42,746,086    $ 43,618,713
            Emerging Markets Fund               353,783         368,571
            U.S. Micro-Cap Fund              31,810,659      32,423,670
            Growth Fund                      13,515,137      13,686,639

   J. Reverse Repurchase Agreements

      During the six months ended April 30, 1998, the Bond Fund entered into reverse repurchase agreements with certain brokers. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities pledged as collateral may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

      Such transactions are accounted for as a borrowing by the Fund and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

      The difference between the selling price and the repurchase price is accounted for as interest expense. At April 30, 1998, outstanding reverse repurchase agreements for the Bond Fund, which were collateralized by mortgage-backed securities issued by the Government National Mortgage Association, were as follows:

                                              Amount of
                                         Reverse Repurchase   Interest    Maturity      Cost of      Value of
      Counterparty                           Agreements         Rate        Date      Collateral    Collateral
      ------------                           ----------         ----        ----      ----------    ----------
      Credit Suisse First Boston Corp.       $5,508,000        5.580%     07/21/98    $5,632,249    $5,709,666

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

      Investment Advisor

      The Funds each have entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                                      Advisory Fee                                Administrative Fee
                                                      ------------                                ------------------
         Global Fund                                  0.60% on all net assets                  0.15% on all net assets
         International Growth Fund*                   1.00% on all net assets                  0.15% on all net assets
         International Small Cap Fund*                1.25% on all net assets                  0.15% on all net assets
         Emerging Markets Fund*                       1.00% on all net assets                  0.15% on all net assets
         U.S. Micro-Cap Fund                          2.50% on first $30 million                             --
                                                      2.00% on next $70 million                               --
                                                      1.50% on balance over $100 million                      --
         U.S. Small Cap Fund*                         1.00% on all net assets                  0.15% on all net assets
         Select Fund*                                 1.00% on all net assets                                --
         Growth Fund0.50% on all net assets           0.15% on all net assets
         Real Estate Securities Fund*                 1.00% on all net assets                                --
         Bond Fund*                                   0.40% on all net assets                  0.15% on all net assets
         Money Market Fund*                           0.30% on first $50 million               0.15% on all net assets
                                                      0.20% on balance over $50 million                      --
         California Intermediate Tax-Free Fund*       0.40% on first $25 million               0.15% on all net assets
                                                      0.35% on next $25 million                              --
                                                      0.30% on next $50 million                              --
                                                      0.25% on next $50 million                              --
                                                      0.20% on balance over $150 million                     --

   * The Advisor has voluntarily waived and/or reimbursed some of its fees for these Funds. The waivers are voluntary and they may be changed in the future. For the Emerging Markets Fund, the Bond Fund, the Money Market Fund and the California Intermediate Tax-Free Fund, all fees waived in the past cannot be recouped in the future.

      For the International Growth Fund, the International Small Cap Fund, the U.S. Small Cap Fund, the Select Fund and the Real Estate Securities Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, a Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund.

      For the International Growth Fund and the International Small Cap Fund, the Advisor has voluntarily limited the total operating expenses to 1.50% of average net assets beginning on March 2, 1998. Prior to March 2, 1998, the Advisor received a single management fee (i.e., a unitary fee) from these Funds. For the two months ended April 30, 1998, the Advisor reimbursed expenses of $14,569 and $22,252, respectively, for the International Growth Fund and the International Small Cap Fund.

      For the Emerging Markets Fund and the U.S. Small Cap Fund, the Advisor has voluntarily limited the total operating expenses to 1.50% of average net assets. For the six months ended April 30, 1998, the Advisor reimbursed expenses of $56,086 and $47,271, respectively, for the Emerging Markets Fund and the U.S. Small Cap Fund. The Advisor has not recouped $10,033 of prior period expense waivers and reimbursements from the U.S. Small Cap Fund as of April 30, 1998.

      For the Select Fund and the Real Estate Securities Fund, the Advisor has voluntarily limited the total operating expenses to 1.40% and 0.50%, respectively, of average net assets. For the four months ended April 30, 1998, the Advisor waived and/or reimbursed expenses of $29,773 and $61,922, respectively, for the Select Fund and the Real Estate Securities Fund.

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

      For the Bond Fund, the Advisor has voluntarily waived 0.10% out of the 0.15% administrative fee beginning on March 1, 1998. Prior to March 1, 1998, the Advisor voluntarily waived the administrative fee in its entirety. For the six months ended April 30, 1998, the Advisor waived administrative fees of $74,439 for the Bond Fund.

      For the Money Market Fund, the Advisor has voluntarily waived the administrative fee in its entirety. For the six months ended April 30, 1998, the Advisor waived administrative fees of $351,362 for the Money Market Fund.

      For the California Intermediate Tax-Free Fund, the Advisor has voluntarily reduced the advisory and administrative fees to 0.30% and 0.005% , respectively, of average net assets. For the six months ended April 30, 1998, the Advisor waived advisory and administrative fees of $18,596 and $46,867, respectively, for the California Intermediate Tax-Free Fund.

      Ratios of expenses have been disclosed both before and after the impact of these various waivers and/or reimbursements under each Fund's Financial Highlights table.

      Under the terms of the Advisory agreement, the Advisor receives a single management fee from the U.S. Micro-Cap Fund, and is obligated to pay all expenses of the Funds except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of those Funds.

      Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund, the U.S. Small Cap Fund, the Select Fund and the Real Estate Securities Fund have adopted a plan of distribution under which the Funds may directly compensate the Advisor for certain distribution-related expenses. The annual limitation for compensation to the Advisor pursuant to the plan of distribution is 0.25% of a Fund's average daily net assets. All payments are reviewed by the Board of Directors.

      Each Fund is also required to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which it is registered. For the six months ended April 30, 1998, no reimbursements were required or made to any Fund by the Advisor to comply with these limitations.

      Affiliated Company Transactions

      Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by a Fund, are defined in the Investment Act of 1940 as affiliated companies. The U.S. Micro-Cap Fund had investments in such affiliated companies. A summary of transactions for each issuer who is an affiliate during the six months ended April 30, 1998, follows ($ in thousands):

                                          Share    Aggregate  Aggregate     Net                  Share
                                         Balance   Purchase     Sales    Realized               Balance     Value
      Issuer                            10/31/97     Cost       Cost    Gain/(Loss)  Income     4/30/98    4/30/98

      Interlink Electronics, Inc.       320,000       $--        $--        $--        $--      320,000   $ 1,601
                                                      ------------------------------------                -------
                                                      $--        $--        $--        $--                $ 1,601
                                                      ====================================                =======

      Other Related Parties

      At April 30, 1998, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly the following approximate percentages of the various Funds:

                                                    % of Shares Outstanding
                                                    -----------------------
           Global Fund                                        62%
           International Growth Fund                          87%
           International Small Cap Fund                       44%
           Emerging Markets Fund                              41%
           U.S. Small Cap Fund                                78%
           Select Fund                                        91%
           Growth Fund                                        56%
           Real Estate Securities Fund                         6%
           Bond Fund                                          80%
           Money Market Fund                                  79%
           California Intermediate Tax-Free Fund              70%

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

      Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

3. ORGANIZATION COSTS

      Costs incurred by each Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

4. PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

      Aggregate purchases and aggregate proceeds from sales and maturities of securities for the six months ended April 30, 1998 were as follows:

                                                                      Purchases           Proceeds
                                                                      ---------           --------
      Long-term securities excluding U.S. Government securities:
      Global Fund                                                  $ 276,043,344       $ 307,933,154
      International Growth Fund                                       41,233,851          34,345,105
      International Small Cap Fund                                     6,278,634           8,070,563
      Emerging Markets Fund                                           14,852,968           7,665,708
      U.S. Micro-Cap Fund                                            135,499,478         144,397,666
      U.S. Small Cap Fund                                              8,548,991           7,269,065
      Select Fund                                                      7,902,777           2,598,877
      Growth Fund                                                     46,046,941          38,488,309
      Real Estate Securities Fund                                     23,117,510           6,424,231
      Bond Fund                                                       62,401,262          21,870,048
      California Intermediate Tax-Free Fund                            3,686,469           1,000,000

      Long-term U.S. Government securities:
      Global Fund                                                   $ 20,008,151        $ 14,669,997
      Bond Fund                                                      124,714,445         106,217,719

      Transactions in written put and call options for the six months ended April 30, 1998 for the Bond Fund were as follows:

                                                         Amount of Premiums      Number of Contracts
                                                         ------------------      -------------------
      Options outstanding at October 31, 1997               $   41,625                    50
      Options sold                                                  --                    --
      Options cancelled in closing purchase transactions            --                    --
      Options expired prior to exercise                        (41,625)                  (50)
      Options exercised                                             --                    --
                                                            ----------                 -----
      Options outstanding at April 30, 1998                 $       --                    --
                                                            ==========                 =====

5. PORTFOLIO CONCENTRATIONS

      There are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

6. UNREALIZED APPRECIATION (DEPRECIATION) - TAX BASIS

      At April 30, 1998, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on that cost were as follows:

                                                                     Gross Aggregate Unrealized
                                                                     --------------------------
                                               Cost         Appreciation     Depreciation          Net
                                               ----         ------------     ------------          ---
Global Fund                               $617,514,899     $117,406,287     $(18,171,917)     $ 99,234,370
International Growth Fund                   43,246,084        3,970,491       (1,368,697)        2,601,794
International Small Cap Fund                 7,177,597          213,657         (357,004)         (143,347)
Emerging Markets Fund                       17,199,535        1,505,000       (1,447,225)           57,775
U.S. Micro-Cap Fund                        180,213,132       18,565,778      (19,242,107)         (676,329)
U.S. Small Cap Fund                          7,513,500          504,460         (321,639)          182,821

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Gross Aggregate Unrealized
                                                                     --------------------------
                                               Cost         Appreciation     Depreciation          Net
                                               ----         ------------     ------------          ---
Select Fund                               $  5,578,280     $    457,702     $   (164,279)     $    293,423
Growth Fund                                132,560,032       43,809,451       (1,035,356)       42,774,095
Real Estate Securities Fund                 19,027,735          176,999         (415,076)         (238,077)
Bond Fund                                  146,606,858        2,082,261         (430,013)        1,652,248
Money Market Fund                          501,260,613               --               --                --
California Intermediate Tax-Free Fund       61,623,628        2,613,412          (27,680)        2,585,732

Fremont
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